As filed with the Securities and Exchange Commission on December 21, 2011
Registration No. 333-79309
811-07798

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 20	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 81	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
(Exact Name of Registrant)
NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue, New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Charles F. Furtado, Jr., Esq.
New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, New York 10010
(Name and Address of Agent for Service)
Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010
Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective:

☑	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on May 1, 2011 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUPPLEMENT DATED DECEMBER 21, 2011
TO THE PROSPECTUS, AS AMENDED, DATED MAY 1, 2011 FOR

NEW YORK LIFE LEGACY CREATOR SINGLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE

NYLIAC VARIABLE UNIVERSAL LIFE 2000

VARIABLE UNIVERSAL LIFE PROVIDER

NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AND

TO THE PROSPECTUS, AS AMENDED, DATED MAY 1, 2010 FOR

NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

INVESTING IN

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT–I

This supplement amends the May 1, 2011 and May 1, 2010 prospectuses, both as amended (the “Prospectuses”), for the above-referenced New York Life variable universal life insurance policies (the “policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses for the policies. All capitalized terms have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to add the BlackRock Global Allocation V.I. Fund portfolio as an Investment Division that is available under the policies as of February 21, 2012.

Keeping these purposes in mind, please note the following:

I.   Changes Applicable to the Prospectuses

A.

Effective February 21, 2012, add the following entry to the table showing Annual Portfolio Company Operating Expenses for the Prospectuses (Fund Annual Expenses for the NYLIAC Survivorship Variable Universal Life and New York Life Legacy Creator Single Premium Variable Universal Life Insurance prospectuses) after “AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A Shares”:

		Distribution			Total Fund
	Management	(12b-1)	Other		Annual
Fund	Fees	Fees	Expenses		Expenses(#)
BlackRock Global Allocation V.I. Fund—Class III Shares	0.65%	0.25%	0.08%(k	)	0.98%

(k) Includes Acquired Fund Fees and Expenses of 0.02%.

B.

Effective February 21, 2012, add the following entry to the table showing Funds and Eligible Portfolios for the Prospectuses after the entry for “AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A Shares”:

Fund	Investment Adviser	Investment Objective
BlackRock Variable Series Funds, Inc.	BlackRock Advisors, LLC	• Seeks high total investment return.
—BlackRock Global Allocation V.I. Fund—Class III Shares	Subadvisors: BlackRock Investment Management, LLC and BlackRock International Limited

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II.	Changes Applicable Only to the Prospectus for Flexible Premium Variable Universal Life Insurance Policies

Effective February 21, 2012, for the prospectus for Flexible Premium Variable Universal Life Insurance, add the following entry to the table included in the section on “Investment Options” after the entry for “AllianceBernstein VPS Small/Mid Cap Value Portfolio”:

—BlackRock Global Allocation V.I. Fund—Class III Shares

III.	Changes Applicable Only to the Prospectus for NYLIAC Single Premium Variable Universal Life Insurance

The section of the Prospectus entitled “Financial Statements” is deleted in its entirety and replaced with the following:

The consolidated balance sheet of NYLIAC as of December 31, 2010, and 2009 and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm); and the Separate Account statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)
51 Madison Avenue
New York, New York 10010

2

Statement of Additional Information

dated

December 21, 2011

for

NYLIAC Variable Universal Life 2000

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life 2000 (“VUL 2000”) prospectus. You should read the SAI in conjunction with the current VUL 2000 prospectus dated May 1, 2011 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or by writing to NYLIAC at the Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of the VUL 2000 prospectus. The VUL 2000 prospectus is also posted on our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current VUL 2000 prospectus.

VUL 2000 is offered under NYLIAC Variable Universal Life Separate Account-I.

General Information and History

The VUL 2000 prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002 and Series 2 is a VUL 2000 policy NYLIAC offered for sale since May 10, 2002, where approved. Both Series 1 and Series 2 policies are no longer being offered. However we will still accept additional premiums under existing policies.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC’s financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $110.3 billion at the end of 2010. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account — I

NYLIAC Variable Universal Life Separate Account — I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Additional Information About the Operation of Policies

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

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Investment Divisions

As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

MainStay VP Funds Trust:

●	MainStay VP Balanced—Initial Class
●	MainStay VP Bond—Initial Class
●	MainStay VP Cash Management
●	MainStay VP Common Stock—Initial Class
●	MainStay VP Conservative Allocation—Initial Class
●	MainStay VP Convertible—Initial Class
●	MainStay VP Floating Rate—Initial Class
●	MainStay VP Government—Initial Class
●	MainStay VP Growth Allocation—Initial Class
●	MainStay VP Growth Equity—Initial Class
●	MainStay VP High Yield Corporate Bond—Initial Class

●	MainStay VP ICAP Select Equity—Initial Class

●	MainStay VP Income Builder—Initial Class
●	MainStay VP International Equity—Initial Class
●	MainStay VP Large Cap Growth—Initial Class
●	MainStay VP Mid Cap Core—Initial Class
●	MainStay VP Moderate Allocation—Initial Class
●	MainStay VP Moderate Growth Allocation—Initial Class
●	MainStay VP S&P 500 Index—Initial Class
●	MainStay VP U.S. Small Cap—Initial Class

AIM Variable Insurance Funds
(Invesco Variable Insurance Funds)

●	Invesco V.I. International Growth Fund—Series I Shares

The Alger Portfolios

●	Alger Small Cap Growth Portfolio—Class I-2 Shares*

AllianceBernstein® Variable Products Series Fund, Inc.

●	Alliance Bernstein VPS Small/Mid Cap Value Portfolio—Class A Shares

BlackRock Variable Series Funds, Inc.
● BlackRock Global Allocation V.I. Fund—Class III Shares

Calvert Variable Series, Inc.

●	Calvert VP SRI Balanced Portfolio

Dreyfus Investment Portfolios

●	Dreyfus IP Technology Growth—Initial Shares

DWS Variable Series II

●	DWS Dreman Small Mid Cap Value VIP—Class A Shares

Fidelity Variable Insurance Products Fund

●	Fidelity® VIP Contrafund®—Initial Class
●	Fidelity® VIP Equity-Income—Initial Class

Janus Aspen Series

●	Janus Aspen Balanced Portfolio—Institutional Shares
●	Janus Aspen Worldwide Portfolio—Institutional Shares

MFS® Variable Insurance Trust

●	MFS® Utilities Series—Initial Class

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PIMCO Variable Insurance Trust

●	PIMCO Real Return Portfolio—Administrative Class Shares

Royce Capital Fund:

●	Royce Micro-Cap Portfolio—Investment Class
●	Royce Small-Cap Portfolio—Investment Class

T. Rowe Price Equity Series, Inc.

●	T. Rowe Price Equity Income Portfolio—I

The Universal Institutional Funds, Inc.

●	UIF Emerging Markets Equity Portfolio—Class I
●	UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Trust

●	Van Eck VIP Global Hard Assets Fund

*	No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment advisor, or its distributor (see “Sales and Other Agreements,” below).

The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

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We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Changing the Face Amount of Your Policy

You can request an increase in the Face Amount of your policy if all of the following conditions are met:

●	the Primary Insured is still living;

●	the Primary Insured is age 80 or younger;

●	the increase you are requesting is at least $5,000 or more;

●	the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

●	you submit a written application signed by the insured and the policyowner to either your registered representative or to VPSC at one of the service addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the Face Amount of your policy.

You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

●	the insured is still living;

●	the decrease you are requesting will not reduce the policy’s Face Amount below the minimum Face Amount; and

●	you submit a written application signed by the insured to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the Face Amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

     Series 1

(a/b) − c

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

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(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

c =	a factor representing the Mortality and Expense Risk charge. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.50% of the value of each Investment Division’s assets.

     Series 2

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Additional Benefits through Riders and Options

The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

Accidental Death Benefit Rider
Children’s Insurance Rider
Guaranteed Insurability Rider
Guaranteed Minimum Death Benefit Rider
Insurance Exchange Rider
Life Extension Benefit Rider (Series 2 only)
Living Benefits Rider
Monthly Deduction Waiver Rider
Spouse’s Paid-Up Insurance Purchase Option
Term Insurance on Other Covered Insured Rider

Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

●	Accidental Death Benefit Rider

We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

●	Children’s Insurance Rider

A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this

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rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

●	The policy anniversary on which the covered child is age 25; or

●	The policy anniversary on which the Primary Insured is, or would have been, age 65.

Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

●	Guaranteed Insurability Rider

The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy’s Face Amount.

Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

●	the marriage of the Primary Insured;

●	the birth of a living child to the Primary Insured; or

●	the legal adoption of a child by the Primary Insured.

If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

In order to exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was issued. The multiples are set forth below:

Age At Issue	Multiple

0–21	5 times Face Amount
22–37	2 times Face Amount
38–43	1 times Face Amount

This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

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●	Guaranteed Minimum Death Benefit Rider

Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then we will waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the insured’s age of 70, 80, or 100.

The premium you must pay under this rider is called the “Monthly Guaranteed Minimum Death Benefit (GMDB) premium.” If you elect this rider, you will find the GMDB premium on the Policy Data Page. We will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy’s Face Amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB Premium Test (performed on each Monthly Deduction Day)

Cumulative premium payments to date	less	Cumulative partial withdrawals to date	must be at least equal to	Cumulative monthly GMDB premiums from the Policy Date to the date the test is performed

If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following ways:

(1) If you take a loan during the first two Policy Years, this rider will end.

(2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums that were required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

●	Insurance Exchange Rider

When an exchange is made to a new policy, the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form to VPSC at one the addresses listed on the first page of the VUL 2000 Prospectus (or any other address we indicate to you in writing).

The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, sex, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

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Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

(1) If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

(2) If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

This payment will be treated as a premium payment and will be applied to your policy.

The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

●	Life Extension Benefit Rider (Series 2 only)

Without this rider, on the policy anniversary on which the Primary Insured reaches age 100, the Life Insurance Benefit would equal the policy’s Cash Surrender Value.

The cost of this rider is calculated as a percentage of the cost of insurance charges for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy’s Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90, and continuing until the policy anniversary on which the Primary Insured is age 100. If the policy is still in effect when the Primary Insured reaches age 100, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.

To cancel this rider, you must send a signed written notice in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). This rider will end on the next Monthly Deduction Day following receipt of your request.

●	Living Benefits Rider

You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

Calculation Steps
Step 1
Eligible Proceeds × Elected percentage

Step 2
Result of Step 1 × Interest factor (varies)

Step 3
Result of Step 1 – Result of Step 2

Step 4
Result of Step 3 – Unpaid loan – Administrative Fee

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

Minimum accelerated benefit amount: $25,000

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Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

When we make a payment under this rider we will reduce your policy’s Face Amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

●	Monthly Deduction Waiver Rider

You must provide proof that the Primary Insured has been totally disabled for at least 6 consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

●	If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

●	If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

This rider will end on the policy anniversary on which the Primary Insured is age 65. Thus, we will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

●	the monthly cost of insurance for the base policy;

●	the monthly cost of riders, if any;

●	the monthly Policy charge;

●	the monthly Separate Account administrative charge, if any; and

●	the monthly Mortality and Expense Risk charge (Series 2 only).

●	Spouse’s Paid-Up Purchase Insurance Option

The maximum face amount of the spouse’s new paid-up whole life policy is the lesser of:

●	The maximum amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

●	$5,000,000.

For Policies issued prior to May 13, 2005

If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased

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under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).

For Policies issued on or after May 13, 2005

If the Primary Insured’s spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).

If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse, and the spouse must consent in writing to the issuance of the new insurance.

●	Term Insurance on Other Covered Insured (“OCI”) Rider

The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

Assuming the policy had OCI coverage on the Primary Insured, the cost of insurance rates for OCI coverage will be higher beginning at the Primary Insured’s age 80 policy anniversary.

We refer to any person, including the Primary Insured, who is covered under this rider as an “Other Covered Insured.”

Options Available at No Additional Charge

●	Dollar Cost Averaging

The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

●	the dollar amount you want to have transferred (minimum transfer: $100);

●	the Investment Division you want to transfer money from;

●	the Investment Divisions and/or Fixed Account you want to transfer money to;

●	the date on which you would like the transfers to be made, within limits; and

●	how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).

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We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the front page of the VUL 2000 prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

●	DCA Plus Account (May Be Discontinued At Any Time)

This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as the Fixed Account’s minimum interest rate (3% for Variable Universal Life 2000). You can request DCA Plus in addition to our existing options.

In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the Business Day the premium is received. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate when they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out

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during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing).

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

●	Automatic Asset Reallocation

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions would cost this balance to shift. If you elect to have the Automatic Asset Reallocation (AAR) feature, we will automatically reallocate the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

We will make AAR transfers on the date you specify, of if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment allocations quarterly, semiannually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. Your AAR will be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. To process AAR transfers, you must send a written request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

●	Interest Sweep

We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2,500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. To process an interest sweep transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your

13

request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

If an interest sweep transfer would cause more than the greater of: (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

●	Upromise

The Upromise Account Rider is available only at the time of application, in jurisdictions where approved. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your variable life policy for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the onetime amount of $25 is deposited into your Upromise Account. There is no additional cost for this rider.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.

EXAMPLES
(Effect of IRC Section 7702 on Life Insurance Benefit)

LIFE INSURANCE BENEFIT OPTION 1

Example 1:
Female Nonsmoker Age 45 at Death; 7702 Test: Guideline Premium Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Cash Value	$40,000	$50,000
(3) IRC Section 7702 Percentage on Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$86,000	$107,500
(5) Death Benefit = Greater of (1) and (4)	$100,000	$107,500

Example 2:
Female Nonsmoker Age 45 at Death; 7702 Test: Cash Value Accumulation Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Cash Value	$25,000	$40,000
(3) IRC Section 7702 Percentage on Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$86,500	$138,400
(5) Death Benefit = Greater of (1) and (4)	$100,000	$138,400

LIFE INSURANCE BENEFIT OPTION 2

Example 1:
Female Nonsmoker Age 45 at Death; 7702 Test: Guideline Premium Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Cash Value	$40,000	$90,000
(3) IRC Section 7702 Percentage on Date of Death	215%	215%
(4) Cash Value multiplied by 7702 Percentage	$86,000	$193,500
(5) Death Benefit = Greater of (1) + (2) and (4)	$140,000	$193,500

Example 2:
Female Nonsmoker Age 45 at Death; 7702 Test: Cash Value Accumulation Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Cash Value	$25,000	$50,000
(3) IRC Section 7702 Percentage on Date of Death	346%	346%
(4) Cash Value multiplied by 7702 Percentage	$86,500	$173,000
(5) Death Benefit = Greater of (1) + (2) and (4)	$125,000	$173,000

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EXAMPLES (Continued)
(Effect of IRC Section 7702 on Life Insurance Benefit)

LIFE INSURANCE BENEFIT OPTION 3 (only available with Series 2)

Example 1:
Female Nonsmoker Age 45 at Death; 7702 Test: Guideline Premium Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Adjusted Total Premium	$25,000	$25,000
(3) Cash Value	$50,000	$75,000
(4) IRC Section 7702 Percentage on Date of Death	215%	215%
(5) Cash Value multiplied by 7702 Percentage	$107,500	$161,250
(6) Death Benefit = Greater of (1) + (2) and (5)	$125,000	$161,250

Example 2:
Female Nonsmoker Age 45 at Death; 7702 Test: Cash Value Accumulation Test

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Adjusted Total Premium	$20,000	$20,000
(3) Cash Value	$30,000	$40,000
(4) IRC Section 7702 Percentage on Date of Death	346%	346%
(5) Cash Value multiplied by 7702 Percentage	$103,800	$138,400
(6) Death Benefit = Greater of (1) + (2) and (5)	$120,000	$138,400

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Additional Information About Changing Options

You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Change From Option 1 To Option 2

Cash Value	$200,000

Face Amount before option change	$1,000,000

Face Amount after option change	$800,000
($1,000,000 – $200,000)

Life Insurance Benefit immediately before and after Option change	$1,000,000

Change From Option 2 To Option 1

Cash Value	$150,000

Face Amount before option change	$1,000,000

Face Amount after option change	$1,150,000
($1,000,000 + $150,000)

Life Insurance Benefit immediately before and after Option change	$1,150,000

Change From Option 3 To Option 1 (for Series 2 only)

Adjusted Total Premium	$100,000

Cash Value	$150,000

Face Amount before option change	$1,000,000

Face Amount after option change (1,000,000 + 100,000)	$1,100,000

Life Insurance Benefit immediately before and after Option change	$1,100,000

Change From Option 3 To Option 2 (for Series 2 only)
Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000
Cash Value	$200,000
Face Amount before option change	$1,000,000
Face Amount after option change (1,000,000 – 100,000)	$900,000
Life Insurance Benefit immediately before and after Option change	$1,100,000

Change From Option 3 To Option 2 (for Series 2 only)

Cash Value is less than Adjusted Total Premium

Adjusted Total Premium	$250,000

Cash Value	$200,000

Face Amount before option change	$1,000,000

Face Amount after option change (1,000,000 + 50,000)	$1,050,000

Life Insurance Benefit immediately before and after Option change	$1,250,000

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Distribution and Compensation Arrangements

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 8.7% per year.1( Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 20% for Policy Years 2-5, 6.5% in Policy Year 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, and 3.5% in Policy Years 11-15. In addition, we pay broker-dealers a maximum of 3% commission on premiums paid in excess of the Target Premium in Policy Years 1-15. The “Target Premium” is used in the calculation of the maximum commission payable and based on the insured’s age at the inception of the policy, gender and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal years ended December 31, 2010, 2009 and 2008 were $1,395,568, $2,294,502 and $3,135,578, respectively. NYLIFE Distributors did not retain any of these commissions.

Broker-dealers may also receive additional compensation based on a percentage of a policy’s Separate Account Value, less any policy loans, beginning in Policy Year 4. The percentages are not expected to exceed 0.20% in Policy Years 4-15 and 0.15% in Policy Years 16 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

(1 This figure is a percentage of planned annual premiums of $3,000 and assumes a discount rate of 6%. Additional assumptions for the VUL 2000 product are Male Issue Age 36, issued preferred, with an initial face amount of $250,000.

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Underwriting a Policy

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (i) the insured’s age; (ii) the insured’s health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s Face Amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

The following example reflects how charges can impact a VUL 2000 (Series 2) policy.

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EXAMPLE (for Series 2)

This example assumes a male insured, issue age 36, a Surrender Charge Premium of $3,928, an initial face amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.13% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM(1) Less sales expense charge(2) Less state premium tax charge (2%) Less Federal tax charge (1.25%) (if applicable)	$3,000.00 82.50 60.00 37.50

NET PREMIUM Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account) (varies daily)	$2,820.00 128.10
Less total annual monthly contract
charge(3)
  Less total annual monthly cost of insurance charge (varies monthly)
  Less total annual Separate Account administrative charge (based on amount of Separate Account Value)(4)
  Less total annual monthly cost of riders(5)
360.00 221.92 5.20 0.00
Less total annual Mortality and Expense Risk Charge (based on Separate Account Value)	13.03

CASH VALUE Less surrender charge(6) (if applicable)	$2,347.95 1,320.00

CASH SURRENDER VALUE (as of the end of the first Policy Year)	$1,027.95

 You choose the amount of premium you intend to pay
 and the frequency that you intend to make these
 payments. We call this your planned premium. Any
 additional premium payments you make are called
 unplanned premiums.

 We allocate your net premium to the Investment Divisions
 and/or the Fixed Account based on your instructions.

 Cash value may be used to determine the amount of
 your Life Insurance Benefit as well as the Net Cash Value
 and Cash Surrender Value of your policy.

 We may assess a surrender charge when you make a
 Face Amount decrease, partial withdrawal, or full
 surrender in the first fifteen Policy Years, or within fifteen years after you increase the Face Amount.

 The amount of loans, withdrawals and surrenders you can
 make is based on your policy’s Cash Surrender Value.
 Your policy will terminate if your Net Cash Value is
 insufficient to pay your policy’s monthly charges.

(1)	This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2)	For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(3)	We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(4)	For details about how we calculate the Separate Account administrative charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)	This example assumes you have not chosen any riders.
(6)	If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

The following is additional information about specific charges that can be associated with your policy.

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Additional Information About Charges

Deductions from Premiums

Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

Surrender charge premium

When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex, and underwriting class of the insured and the base policy amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium generally will increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Surrender Charge Premium to reflect the amount of increase and the insured’s attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.

State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders currently ranging from 0% to 3.5% of premium payments. (This premium tax may be higher in certain U.S. territories.) We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

Charges for Taxes

We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise, and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

21

Transaction Charges

Surrender Charges

●	Charges in Policy Years 1-15 (Series 1 only)—The Surrender Charge we deduct is the lesser of 1 or 2:

1. 50% of the total premiums you have paid under the policy; or

2.	A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year. The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or increase or decrease the Face Amount of your policy is described below.

		Percentage
Policy Year		Applied

1-3		100%
4		93%
5		86%
6		79%
7		72%
8		65%
9		58%
10		51%
11		44%
12		37%
13		30%
14		23%
15		15%
16	+	0%

Example:	Assume that a policyowner (a) has a policy with a Surrender Charge Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of the total premiums paid ($1,750.00). In this case, the surrender charge would be $1,495.00.

●	Charges in Policy Years 1-15 (Series 2 only)—The Surrender Charge we deduct is the lesser of 1 or 2:

1. 50% of (a-b) where

(a) = Total premiums paid

(b) =	Cumulative monthly contract charges actually incurred for the first 3 Policy Years. The amount will never be greater than $372 in Year 1, $504 in Year 2, and $636 thereafter. (This represents a $31 monthly contract charge in Year 1, an additional $11 per month in Year 2, and an additional $11 per month thereafter.) Component (b) of the Surrender Charge formula applies only when calculating the Surrender Charge on the original face amount.)

22

2.	A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year.

		Percentage
Policy Year		Applied

1-3		100%
4		93%
5		86%
6		79%
7		72%
8		65%
9		58%
10		51%
11		44%
12		37%
13		29%
14		19%
15		9%
16	+	0%

Example:	Assume that a policyowner (a) has a policy with a Surrender Charge Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy at the end of the third Policy Year. The surrender charge for the policy would be the lesser or (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of (Total premiums paid less Cumulative monthly contract charges). Fifty percent of ($3,500.00 — $600.00) equals $1,450.00. In this case, the surrender charge would be $1,450.00.

●	Additional Contract Charge on a Surrender or Lapse in the First Policy Year—If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c where:

a = the monthly contract charge for the first Policy Year;

b = the monthly charge for subsequent Policy Years; and

c =	the number of Monthly Deduction Days that fall during the first Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

This charge will not exceed $341.

●	Surrender Charges after Face Amount Increases—If you increase your policy’s Face Amount (other than the increase that results from a change in your Life Insurance Benefit Option), we will apply a new Surrender Charge schedule to the amount of the increase in the Face Amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age on the most recent policy anniversary at the time of the increase. The original Surrender Charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

(1)	based on the Surrender Charge associated with the last increase in Face Amount;

(2)	based on each prior increase, in the reverse order that the increases occurred; and

(3) based on the initial face amount.

●	Surrender Charges on Face Amount Decreases—If you decrease the Face Amount of your policy, we will deduct a Surrender Charge, if applicable. This charge will equal the difference between the Surrender Charge that we would have charged if you had surrendered your entire policy before the decrease and the Surrender Charge that we would charge had you surrendered your entire

23

policy after the decrease. We will not impose a Surrender Charge on a decrease or termination of any rider.

EXAMPLE:

Face Amount prior to Decrease:	$500,000
Amount of Decrease:	$100,000

Face Amount after Decrease:	$400,000

Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030

Surrender Charge Deducted	$250

●	Partial Withdrawal Fee and Surrender Charge—If you make a partial withdrawal we will deduct a processing fee that is the lesser of $25 or 2% of the amount withdrawn and, if the partial withdrawal results in a decrease to your policy’s Face Amount, we will deduct a surrender charge (as described above).

●	Transfer Charge—We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

Deductions from Cash Value

Charge for cost of insurance protection

The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this change. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy’s Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured’s age and circumstances at the time of the increase.

Separate Account Administrative Charge

On each Monthly Deduction Day, we deduct a Separate Account Administrative Charge based on the Separate Account Value as of that Monthly Deduction Day to cover the cost of providing administrative policy services. We guarantee that this charge never will be more than, on an annual basis, 0.20% of the Separate Account Value.

Guaranteed Minimum Death Benefit Rider Charge

If you elect this optional benefit, we will charge you an amount equal to $.01 per $1000 multiplied by the sum of your policy’s Face Amount and the face or benefit amounts of any riders. In addition to this charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

Life Extension Benefit Rider Charge (Series 2 only)

If you elect this optional benefit, we will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90. We calculate this charge as a percentage of the cost of insurance charge for the base policy.

24

Mortality and Expense Risk Charge (Series 2 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

We currently deduct on a monthly basis a Mortality and Expense Risk charge that is equal to an annual rate of 0.50% of the Separate Account Value. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of the Separate Account Value.

Other Rider Charges

Each month, we deduct any applicable charges for any other optional riders you have chosen.

Deductions from the Separate Account

Mortality and Expense Risk Charge (for Series 1 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. Each day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

The current deduction for this charge is equal to an annual rate of 0.50% of each Investment Division’s average daily net asset value. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of each Investment Division’s average daily net asset value.

Loans

You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Surrender of Your Policy

Cash Surrender Value and Net Cash Value are significant for 2 reasons:

●	Loans and Partial Withdrawals: You can take loans and partial withdrawals from your policy based on the amount of the policy’s Cash Surrender Value.

●	Keeping Your Policy in Effect: Your policy may lapse without value if the Net Cash Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

Financial Statements

The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2010 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2010 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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NYLIAC Variable Universal Life Separate Account-I

Financial Statements

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NYLIAC Variable Universal Life Separate Account-I

Financial Statements

Group 1 Policies:	Variable Universal Life Survivorship Variable Universal Life – Series 1

Group 2 Policies:	Variable Universal Life 2000 – Series 1 Single Premium Variable Universal Life – Series 1

Group 3 Policies:	Pinnacle Variable Universal Life Pinnacle Survivorship Variable Universal Life

Group 4 Policies:	Variable Universal Life 2000 –
Series 2
Survivorship Variable Universal Life –
Series 2
Single Premium Variable Universal Life –
Series 2
Single Premium Variable Universal Life –
Series 3
Variable Universal Life Provider

Statement of Assets and Liabilities
As of December 31, 2010

	MainStay VP	MainStay VP	MainStay VP
	Balanced—	Bond—	Cash
	Initial Class	Initial Class	Management

ASSETS:
Investment at net asset value	$9,602,475	$38,695,390	$57,112,575
Dividends due and accrued	—	—	443
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(4,089)	(8,176)	10,810

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	67	424	1,326
Administrative charges	8	43	123

Total net assets	$9,598,311	$38,686,747	$57,122,379

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$2,880,956	$15,905,905	$14,968,832
Group 2 Policies	1,428,045	11,975,199	14,297,986
Group 3 Policies	—	1,963,166	11,005,067
Group 4 Policies	5,289,310	8,842,477	16,850,494

Total net assets	$9,598,311	$38,686,747	$57,122,379

Group 1 variable accumulation unit value	$12.16	$24.83	$1.55

Group 2 variable accumulation unit value	$12.30	$18.58	$1.25

Group 3 variable accumulation unit value	$—	$16.40	$1.20

Group 4 variable accumulation unit value	$12.66	$15.99	$1.18

Identified Cost of Investment	$9,172,239	$36,880,327	$57,118,120

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP	MainStay VP				MainStay VP
Common	Conservative	MainStay VP	MainStay VP	MainStay VP	Growth	MainStay VP
Stock—	Allocation—	Convertible—	Floating Rate—	Government—	Allocation—	Growth Equity—
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

$79,079,793	$8,110,099	$44,440,488	$12,706,030	$23,755,213	$30,399,722	$174,439,768
—	—	—	49,955	—	—	—
(35,676)	12,713	(9,855)	14,644	(1,751)	(15,236)	(24,372)

1,097	77	462	86	246	216	2,611
125	9	34	8	26	24	332

$79,042,895	$8,122,726	$44,430,137	$12,770,535	$23,753,190	$30,384,246	$174,412,453

$45,543,764	$3,211,036	$12,260,123	$2,934,382	$9,653,639	$8,752,622	$120,972,474
25,317,525	1,820,083	18,941,646	2,782,927	6,457,652	5,249,493	45,243,548
800,613	—	679,376	1,677,378	541,187	—	478,527
7,380,993	3,091,607	12,548,992	5,375,848	7,100,712	16,382,131	7,717,904

$79,042,895	$8,122,726	$44,430,137	$12,770,535	$23,753,190	$30,384,246	$174,412,453

$29.92	$12.56	$27.11	$11.89	$22.58	$11.03	$22.02

$11.41	$12.55	$19.28	$12.03	$17.58	$10.96	$8.43

$11.85	$—	$18.74	$11.83	$15.30	$—	$11.04

$13.55	$12.86	$18.91	$12.37	$15.01	$11.23	$12.38

$88,254,535	$7,178,842	$37,953,625	$11,802,729	$23,372,329	$29,182,945	$148,246,146

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)
As of December 31, 2010

	MainStay VP
	High Yield	MainStay VP	MainStay VP
	Corporate	ICAP Select	Income
	Bond—	Equity—	Builder—
	Initial Class	Initial Class	Initial Class

ASSETS:
Investment at net asset value	$121,862,829	$125,271,583	$52,169,289
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	18,429	(26,457)	(5,918)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,235	1,336	745
Administrative charges	137	140	94

Total net assets	$121,879,886	$125,243,650	$52,162,532

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$50,083,816	$51,346,382	$34,234,205
Group 2 Policies	30,106,405	36,113,738	13,252,799
Group 3 Policies	3,536,935	1,573,801	279,570
Group 4 Policies	38,152,730	36,209,729	4,395,958

Total net assets	$121,879,886	$125,243,650	$52,162,532

Group 1 variable accumulation unit value	$33.78	$13.00	$25.77

Group 2 variable accumulation unit value	$21.88	$14.04	$12.76

Group 3 variable accumulation unit value	$22.74	$15.09	$14.14

Group 4 variable accumulation unit value	$21.70	$15.19	$14.98

Identified Cost of Investment	$116,732,180	$122,878,535	$56,137,922

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

				MainStay VP
MainStay VP	MainStay VP	MainStay VP	MainStay VP	Moderate	MainStay VP	MainStay VP
International	Large Cap	Mid Cap	Moderate	Growth	S&P 500	U.S.
Equity—	Growth—	Core—	Allocation—	Allocation—	Index—	Small Cap—
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

$52,918,395	$32,610,990	$72,750,706	$24,138,103	$38,091,214	$227,036,524	$17,632,882
—	—	—	—	—	—	—

(12,093)	(22,953)	(1,845)	(1,622)	6,967	(18,940)	580

489	318	557	205	295	2,606	125
53	20	50	23	32	294	9

$52,905,760	$32,587,699	$72,748,254	$24,136,253	$38,097,854	$227,014,684	$17,633,328

$19,463,352	$7,356,333	$18,174,276	$8,234,619	$11,735,158	$107,181,433	$3,334,413
12,492,456	14,344,914	18,672,064	5,092,518	7,486,466	61,536,016	5,098,410
—	1,148,816	—	—	—	17,145,798	—
20,949,952	9,737,636	35,901,914	10,809,116	18,876,230	41,151,437	9,200,505

$52,905,760	$32,587,699	$72,748,254	$24,136,253	$38,097,854	$227,014,684	$17,633,328

$24.99	$8.74	$17.37	$12.14	$11.73	$33.31	$12.99

$15.56	$12.00	$17.82	$12.12	$11.64	$11.07	$13.02

$—	$12.28	$—	$—	$—	$12.90	$—

$19.44	$13.91	$19.44	$12.51	$11.99	$14.05	$13.09

$60,955,596	$25,600,539	$62,640,880	$22,258,719	$36,137,273	$201,997,958	$13,639,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)
As of December 31, 2010

	Alger		AllianceBernstein
	Capital	Alger	VPS Small/
	Appreciation	Small Cap	Mid Cap Value
	Portfolio—	Growth Portfolio—	Portfolio—
	Class I-2 Shares	Class I-2 Shares	Class A Shares

ASSETS:
Investment at net asset value	$1,282,300	$39,397,588	$4,720,738
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	—	(3,314)	(92)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	475	35
Administrative charges	—	45	3

Total net assets	$1,282,300	$39,393,754	$4,720,608

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$—	$16,454,374	$958,824
Group 2 Policies	—	14,718,712	1,369,556
Group 3 Policies	1,282,300	833,288	—
Group 4 Policies	—	7,387,380	2,392,228

Total net assets	$1,282,300	$39,393,754	$4,720,608

Group 1 variable accumulation unit value	$—	$16.26	$11.01

Group 2 variable accumulation unit value	$—	$12.43	$11.00

Group 3 variable accumulation unit value	$22.22	$20.20	$—

Group 4 variable accumulation unit value	$—	$21.97	$11.53

Identified Cost of Investment	$1,038,658	$25,623,922	$3,709,621

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

American
Century® VP	American	American	Calvert VP	Dreyfus IP	Dreyfus VIF	DWS Dreman
Inflation	Century® VP	Century® VP	SRI	Technology	Opportunistic	Small Mid Cap
Protection—	International—	Value—	Balanced	Growth—	Small Cap—	Value VIP—
Class II	Class II	Class II	Portfolio	Initial Shares	Initial Shares	Class A Shares

$181,733	$1,830,298	$1,161,619	$4,137,798	$15,181,599	$1,711,352	$1,497,303
—	—	—	—	—	—	—

—	(16,681)	—	546	9,644	—	(2,367)

—	—	—	45	94	—	12
—	—	—	4	7	—	1

$181,733	$1,813,617	$1,161,619	$4,138,295	$15,191,142	$1,711,352	$1,494,923

$—	$—	$—	$1,301,497	$2,542,392	$—	$507,755
—	—	—	1,754,872	3,788,481	—	280,089
181,733	1,813,617	1,161,619	—	506,940	1,711,352	—
—	—	—	1,081,926	8,353,329	—	707,079

$181,733	$1,813,617	$1,161,619	$4,138,295	$15,191,142	$1,711,352	$1,494,923

$—	$—	$—	$16.48	$12.62	$—	$10.83

$—	$—	$—	$11.82	$13.26	$—	$11.03

$13.39	$19.05	$16.87	$—	$17.31	$14.30	$—

$—	$—	$—	$13.70	$17.42	$—	$11.03

$175,719	$1,823,170	$1,061,378	$4,272,337	$10,965,390	$1,692,261	$1,262,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)
As of December 31, 2010

		Fidelity®
	Fidelity®	VIP	Fidelity®
	VIP	Equity-	VIP
	Contrafund®—	Income—	Growth—
	Initial Class	Initial Class	Initial Class

ASSETS:
Investment at net asset value	$176,662,162	$57,398,521	$3,486,319
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(42,644)	(14,704)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,867	591	—
Administrative charges	195	65	—

Total net assets	$176,617,456	$57,383,161	$3,486,319

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$71,172,687	$23,669,686	$—
Group 2 Policies	50,864,136	14,758,413	—
Group 3 Policies	12,490,592	3,147,331	3,486,319
Group 4 Policies	42,090,041	15,807,731	—

Total net assets	$176,617,456	$57,383,161	$3,486,319

Group 1 variable accumulation unit value	$29.25	$19.78	$—

Group 2 variable accumulation unit value	$17.35	$13.84	$—

Group 3 variable accumulation unit value	$18.62	$13.84	$11.31

Group 4 variable accumulation unit value	$18.61	$13.73	$—

Identified Cost of Investment	$187,640,677	$66,347,490	$3,498,650

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

	Fidelity®				Janus Aspen	Janus Aspen
Fidelity®	VIP	Fidelity®	Fidelity®	Invesco V.I.	Balanced	Enterprise
VIP	Investment	VIP	VIP	International	Portfolio—	Portfolio—
Index 500—	Grade Bond—	Mid Cap—	Overseas—	Growth Fund—	Institutional	Institutional
Initial Class	Initial Class	Initial Class	Initial Class	Series I Shares	Shares	Shares

$8,749,520	$960,152	$5,008,454	$6,346,085	$3,338,821	$118,485,106	$841,309
—	—	—	—	—	—	—

—	—	—	—	(951)	(15,600)	—

—	—	—	—	24	1,456	—
—	—	—	—	2	114	—

$8,749,520	$960,152	$5,008,454	$6,346,085	$3,337,844	$118,467,936	$841,309

$—	$—	$—	$—	$767,720	$41,537,704	$—
—	—	—	—	817,340	56,580,532	—
8,749,520	960,152	5,008,454	6,346,085	—	1,711,124	841,309
—	—	—	—	1,752,784	18,638,576	—

$8,749,520	$960,152	$5,008,454	$6,346,085	$3,337,844	$118,467,936	$841,309

$—	$—	$—	$—	$9.18	$31.30	$—

$—	$—	$—	$—	$9.43	$17.92	$—

$12.65	$15.01	$27.13	$17.02	$—	$17.64	$20.07

$—	$—	$—	$—	$9.63	$17.78	$—

$7,869,100	$927,516	$4,383,204	$6,837,588	$2,764,503	$101,096,399	$581,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)
As of December 31, 2010

	Janus Aspen	MFS®	MFS®
	Worldwide	Investors	New
	Portfolio—	Trust	Discovery
	Institutional	Series—	Series—
	Shares	Initial Class	Initial Class

ASSETS:
Investment at net asset value	$90,067,189	$138,038	$2,270,471
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(11,144)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,197	—	—
Administrative charges	107	—	—

Total net assets	$90,054,741	$138,038	$2,270,471

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$39,188,977	$—	$—
Group 2 Policies	40,351,062	—	—
Group 3 Policies	1,621,598	138,038	2,270,471
Group 4 Policies	8,893,104	—	—

Total net assets	$90,054,741	$138,038	$2,270,471

Group 1 variable accumulation unit value	$18.51	$—	$—

Group 2 variable accumulation unit value	$10.23	$—	$—

Group 3 variable accumulation unit value	$12.01	$13.52	$18.50

Group 4 variable accumulation unit value	$12.88	$—	$—

Identified Cost of Investment	$79,309,674	$132,914	$1,604,121

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

		Neuberger
		Berman AMT	PIMCO
MFS®	MFS®	Mid-Cap	Global	PIMCO	PIMCO	PIMCO
Research	Utilities	Growth	Bond—	Low Duration—	Real Return—	Total Return—
Series—	Series—	Portfolio—	Administrative	Administrative	Administrative	Administrative
Initial Class	Initial Class	Class I Shares	Class Shares	Class Shares	Class Shares	Class Shares

$147,692	$10,082,416	$539,736	$287,231	$326,502	$3,077,892	$2,096,365
—	—	—	677	605	3,028	5,111

—	(14,968)	—	—	—	13,183	—

—	64	—	—	—	21	—
—	7	—	—	—	2	—

$147,692	$10,067,377	$539,736	$287,908	$327,107	$3,094,080	$2,101,476

$—	$2,527,881	$—	$—	$—	$693,552	$—
—	1,679,761	—	—	—	729,933	—
147,692	1,516,765	539,736	287,908	327,107	635,530	2,101,476
—	4,342,970	—	—	—	1,035,065	—

$147,692	$10,067,377	$539,736	$287,908	$327,107	$3,094,080	$2,101,476

$—	$9.30	$—	$—	$—	$10.35	$—

$—	$9.35	$—	$—	$—	$10.37	$—

$12.06	$31.07	$18.64	$14.93	$11.91	$13.05	$14.50

$—	$9.54	$—	$—	$—	$10.40	$—

$131,925	$8,273,914	$393,296	$277,480	$322,547	$3,161,486	$2,380,358

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)
As of December 31, 2010

			T. Rowe
	Royce	Royce	Price
	Micro-Cap	Small-Cap	Equity
	Portfolio—	Portfolio—	Income
	Investment Class	Investment Class	Portfolio

ASSETS:
Investment at net asset value	$15,260,597	$11,382,175	$61,059,646
Dividends due and accrued	—	—	—
Net receivable (payable) to New York Life Insurance and Annuity Corporation	(4,590)	5,674	(13,510)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	104	90	525
Administrative charges	10	9	42

Total net assets	$15,255,893	$11,387,750	$61,045,569

TOTAL NET ASSETS REPRESENTED BY:
Total Net Assets of Policyowners:
Group 1 Policies	$3,578,910	$3,162,742	$15,299,487
Group 2 Policies	3,313,687	2,703,694	19,939,282
Group 3 Policies	—	—	4,390,890
Group 4 Policies	8,363,296	5,521,314	21,415,910

Total net assets	$15,255,893	$11,387,750	$61,045,569

Group 1 variable accumulation unit value	$14.58	$13.08	$15.38

Group 2 variable accumulation unit value	$14.65	$13.11	$15.76

Group 3 variable accumulation unit value	$—	$—	$14.70

Group 4 variable accumulation unit value	$14.97	$13.61	$14.79

Identified Cost of Investment	$12,400,652	$9,175,431	$64,944,665

Not all divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

T. Rowe
Price	UIF Emerging	UIF Emerging	UIF	Van Eck VIP	Van Eck VIP
Limited-	Markets Debt	Markets Equity	U.S. Real Estate	Global	Multi-Manager
Term Bond	Portfolio—	Portfolio—	Portfolio—	Hard Assets—	Alternatives—
Portfolio	Class I	Class I	Class I	Initial Class	Initial Class

$790,089	$831,168	$67,372,125	$6,552,057	$51,962,258	$1,234,073
2,022	—	—	—	—	—

—	—	(27,522)	(2,949)	(11,231)	—

—	—	658	44	377	—
—	—	63	5	39	—

$792,111	$831,168	$67,343,882	$6,549,059	$51,950,611	$1,234,073

$—	$—	$22,966,791	$1,800,332	$14,175,017	$—
—	—	20,587,965	1,025,888	10,618,851	—
792,111	831,168	1,879,196	1,474,788	3,129,731	1,234,073
—	—	21,909,930	2,248,051	24,027,012	—

$792,111	$831,168	$67,343,882	$6,549,059	$51,950,611	$1,234,073

$—	$—	$29.15	$9.16	$21.87	$—

$—	$—	$30.35	$9.21	$21.28	$—

$13.48	$19.39	$33.64	$22.73	$42.46	$11.16

$—	$—	$34.56	$9.61	$22.54	$—

$781,262	$820,500	$65,369,456	$5,964,096	$42,104,077	$1,194,518

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations
For the year ended December 31, 2010

				MainStay VP	MainStay VP
	MainStay VP	MainStay VP	MainStay VP	Common	Conservative
	Balanced—	Bond—	Cash	Stock—	Allocation—
	Initial Class	Initial Class	Management	Initial Class	Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$129,995	$1,205,855	$11,252	$1,198,694	$190,594
Mortality and expense risk charges	(49,240)	(195,549)	(262,674)	(420,615)	(39,238)
Administrative charges	(2,713)	(15,731)	(16,334)	(44,063)	(2,979)

Net investment income (loss)	78,042	994,575	(267,756)	734,016	148,377

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	831,783	5,290,976	30,713,535	9,561,517	2,083,149
Cost of investments sold	(874,769)	(4,905,900)	(30,713,586)	(15,184,630)	(1,989,163)

Net realized gain (loss) on investments	(42,986)	385,076	(51)	(5,623,113)	93,986
Realized gain distribution received	—	501,226	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,068,250	757,721	(6,380)	13,333,018	588,065

Net gain (loss) on investments	1,025,264	1,644,023	(6,431)	7,709,905	682,051

Net increase (decrease) in net assets resulting from operations	$1,103,306	$2,638,598	$(274,187)	$8,443,921	$830,428

		MainStay VP	MainStay VP	MainStay VP	MainStay VP
	MainStay VP	International	Large Cap	Mid Cap	Moderate
	Income Builder—	Equity—	Growth—	Core—	Allocation—
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,547,876	$1,653,854	$—	$237,201	$457,663
Mortality and expense risk charges	(280,209)	(282,747)	(147,367)	(356,325)	(113,395)
Administrative charges	(32,907)	(19,379)	(6,624)	(16,919)	(7,273)

Net investment income (loss)	1,234,760	1,351,728	(153,991)	(136,043)	336,995

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,222,104	6,179,861	3,419,637	6,855,613	3,006,540
Cost of investments sold	(7,728,945)	(7,116,501)	(2,848,012)	(9,449,617)	(3,362,318)

Net realized gain (loss) on investments	(2,506,841)	(936,640)	571,625	(2,594,004)	(355,778)
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	7,872,316	1,618,947	3,960,728	16,503,053	2,482,889

Net gain (loss) on investments	5,365,475	682,307	4,532,353	13,909,049	2,127,111

Net increase (decrease) in net assets resulting from operations	$6,600,235	$2,034,035	$4,378,362	$13,773,006	$2,464,106

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

					MainStay VP
					High Yield	MainStay VP
MainStay VP	MainStay VP	MainStay VP	MainStay VP	MainStay VP	Corporate	ICAP Select
Convertible—	Floating Rate—	Government—	Growth Allocation—	Growth Equity—	Bond—	Equity—
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

$1,170,209	$497,292	$756,592	$313,787	$845,025	$6,929,340	$983,843
(212,506)	(57,344)	(123,813)	(147,671)	(921,876)	(623,936)	(629,492)
(11,185)	(2,983)	(9,707)	(7,790)	(112,686)	(49,206)	(48,396)

946,518	436,965	623,072	158,326	(189,537)	6,256,198	305,955

4,252,788	2,319,042	4,092,814	2,219,294	15,195,444	11,869,881	11,576,534
(3,885,411)	(2,447,654)	(3,777,654)	(2,786,546)	(15,562,838)	(11,116,869)	(14,649,587)

367,377	(128,612)	315,160	(567,252)	(367,394)	753,012	(3,073,053)
—	—	362,105	—	—	—	—

5,284,256	586,415	(202,918)	4,181,295	18,431,100	6,315,316	21,717,147

5,651,633	457,803	474,347	3,614,043	18,063,706	7,068,328	18,644,094

$6,598,151	$894,768	$1,097,419	$3,772,369	$17,874,169	$13,324,526	$18,950,049

MainStay VP			Alger		AllianceBernstein	American
Moderate	MainStay VP	MainStay VP	Capital	Alger	VPS Small/	Century® VP
Growth	S&P 500	U.S.	Appreciation	Small Cap	Mid Cap Value	Inflation
Allocation—	Index—	Small Cap—	Portfolio—	Growth Portfolio—	Portfolio—	Protection—
Initial Class	Initial Class	Initial Class	Class I-2 Shares	Class I-2 Shares	Class A Shares	Class II

$527,275	$3,802,490	$8,295	$4,329	$—	$17,527	$2,702
(185,392)	(1,092,651)	(81,972)	—	(193,265)	(19,651)	—
(10,331)	(101,617)	(2,720)	—	(15,085)	(727)	—

331,552	2,608,222	(76,397)	4,329	(208,350)	(2,851)	2,702

2,510,058	20,999,430	1,956,943	72,665	4,641,606	1,165,739	65,602
(2,881,987)	(20,547,506)	(1,737,043)	(82,711)	(2,586,450)	(870,342)	(63,437)

(371,929)	451,924	219,900	(10,046)	2,055,156	295,397	2,165
—	—	—	—	—	—	—

4,507,415	25,365,776	3,340,341	165,851	6,123,878	473,174	2,083

4,135,486	25,817,700	3,560,241	155,805	8,179,034	768,571	4,248

$4,467,038	$28,425,922	$3,483,844	$160,134	$7,970,684	$765,720	$6,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)
For the year ended December 31, 2010

	American	American	Calvert VP	Dreyfus IP	Dreyfus VIF
	Century® VP	Century® VP	SRI	Technology	Opportunistic
	International—	Value—	Balanced	Growth—	Small Cap—
	Class II	Class II	Portfolio	Initial Shares	Initial Shares

INVESTMENT INCOME (LOSS):
Dividend income	$33,338	$21,568	$56,545	$—	$10,033
Mortality and expense risk charges	—	—	(20,707)	(58,173)	—
Administrative charges	—	—	(1,218)	(2,059)	—

Net investment income (loss)	33,338	21,568	34,620	(60,232)	10,033

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	242,460	184,618	402,240	1,806,823	96,675
Cost of investments sold	(316,626)	(275,431)	(424,027)	(1,505,743)	(165,723)

Net realized gain (loss) on investments	(74,166)	(90,813)	(21,787)	301,080	(69,048)
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	239,393	210,123	415,295	2,859,701	464,498

Net gain (loss) on investments	165,227	119,310	393,508	3,160,781	395,450

Net increase (decrease) in net assets resulting from operations	$198,565	$140,878	$428,128	$3,100,549	$405,483

			Janus Aspen	Janus Aspen	Janus Aspen
	Fidelity®	Invesco V.I.	Balanced	Enterprise	Worldwide
	VIP	International	Portfolio—	Portfolio—	Portfolio—
	Overseas—	Growth Fund—	Institutional	Institutional	Institutional
	Initial Class	Series I Shares	Shares	Shares	Shares

INVESTMENT INCOME (LOSS):
Dividend income	$81,999	$66,540	$3,285,635	$495	$524,026
Mortality and expense risk charges	—	(15,168)	(618,677)	—	(457,391)
Administrative charges	—	(649)	(41,028)	—	(37,731)

Net investment income (loss)	81,999	50,723	2,625,930	495	28,904

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	158,773	528,932	12,166,225	234,180	9,696,368
Cost of investments sold	(188,240)	(530,735)	(10,355,606)	(232,088)	(13,371,429)

Net realized gain (loss) on investments	(29,467)	(1,803)	1,810,619	2,092	(3,675,061)
Realized gain distribution received	11,182	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	711,122	297,521	4,310,089	170,971	15,727,237

Net gain (loss) on investments	692,837	295,718	6,120,708	173,063	12,052,176

Net increase (decrease) in net assets resulting from operations	$774,836	$346,441	$8,746,638	$173,558	$12,081,080

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

		Fidelity®			Fidelity®
DWS Dreman		VIP	Fidelity®	Fidelity®	VIP	Fidelity®
Small Mid Cap	Fidelity® VIP	Equity-	VIP	VIP	Investment	VIP
Value VIP—	Contrafund®—	Income—	Growth—	Index 500—	Grade Bond—	Mid Cap—
Class A Shares	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

$19,764	$2,012,518	$976,842	$8,611	$157,593	$34,113	$16,469
(6,950)	(836,084)	(276,454)	—	—	—	—
(384)	(67,460)	(22,210)	—	—	—	—

12,430	1,108,974	678,178	8,611	157,593	34,113	16,469

768,126	17,074,313	5,517,873	104,374	162,198	248,781	184,701
(606,024)	(17,478,399)	(6,763,800)	(124,820)	(207,681)	(241,835)	(224,606)

162,102	(404,086)	(1,245,927)	(20,446)	(45,483)	6,946	(39,905)
—	73,224	—	10,350	131,433	10,383	13,407

58,354	24,487,153	7,853,334	682,485	908,653	20,446	1,109,410

220,456	24,156,291	6,607,407	672,389	994,603	37,775	1,082,912

$232,886	$25,265,265	$7,285,585	$681,000	$1,152,196	$71,888	$1,099,381

				Neuberger
MFS®	MFS®			Berman AMT	PIMCO
Investors	New	MFS®	MFS®	Mid-Cap	Global	PIMCO Low
Trust	Discovery	Research	Utilities	Growth	Bond—	Duration—
Series—	Series—	Series—	Series—	Portfolio—	Administrative	Administrative
Initial Class	Initial Class	Initial Class	Initial Class	Class I Shares	Class Shares	Class Shares

$1,530	$—	$1,233	$242,669	$—	$6,828	$6,228
—	—	—	(36,409)	—	—	—
—	—	—	(1,966)	—	—	—

1,530	—	1,233	204,294	—	6,828	6,228

14,434	207,097	28,217	825,107	25,229	102,039	102,414
(17,837)	(244,568)	(32,671)	(937,496)	(26,170)	(98,545)	(99,480)

(3,403)	(37,471)	(4,454)	(112,389)	(941)	3,494	2,934
—	—	—	—	—	6,774	1,062

14,788	614,690	23,709	1,056,889	121,335	10,772	11,166

11,385	577,219	19,255	944,500	120,394	21,040	15,162

$12,915	$577,219	$20,488	$1,148,794	$120,394	$27,868	$21,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations (Continued)
For the year ended December 31, 2010

	PIMCO	PIMCO			T. Rowe
	Real	Total	Royce	Royce	Price
	Return—	Return—	Micro-Cap	Small-Cap	Equity
	Administrative	Administrative	Portfolio—	Portfolio—	Income
	Class Shares	Class Shares	Investment Class	Investment Class	Portfolio

INVESTMENT INCOME (LOSS):
Dividend income	$19,371	$51,536	$246,284	$12,365	$1,079,130
Mortality and expense risk charges	(4,834)	—	(66,111)	(52,964)	(280,607)
Administrative charges	(256)	—	(2,841)	(2,640)	(14,463)

Net investment income (loss)	14,281	51,536	177,332	(43,239)	784,060

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	405,801	481,764	1,242,170	1,065,114	5,414,920
Cost of investments sold	(423,518)	(482,954)	(1,765,300)	(1,232,628)	(6,150,794)

Net realized gain (loss) on investments	(17,717)	(1,190)	(523,130)	(167,514)	(735,874)
Realized gain distribution received	26,218	66,789	—	—	—
Change in unrealized appreciation (depreciation) on investments	35,767	42,875	3,716,957	2,003,176	7,696,299

Net gain (loss) on investments	44,268	108,474	3,193,827	1,835,662	6,960,425

Net increase (decrease) in net assets resulting from operations	$58,549	$160,010	$3,371,159	$1,792,423	$7,744,485

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

T. Rowe
Price	UIF Emerging	UIF Emerging	UIF U.S.		Van Eck VIP
Limited-	Markets Debt	Markets Equity	Real Estate	Van Eck VIP Global	Multi-Manager
Term Bond	Portfolio—	Portfolio—	Portfolio—	Hard Assets—	Alternatives—
Portfolio	Class I	Class I	Class I	Initial Class	Initial Class

$22,547	$33,315	$371,120	$91,495	$145,747	$—
—	—	(320,776)	(21,577)	(215,427)	—
—	—	(20,931)	(1,131)	(11,780)	—

22,547	33,315	29,413	68,787	(81,460)	—

138,603	116,115	6,921,279	2,606,457	5,415,920	66,737
(134,699)	(122,750)	(6,374,862)	(2,196,693)	(5,876,987)	(70,638)

3,904	(6,635)	546,417	409,764	(461,067)	(3,901)
—	—	—	—	—	—

(3,196)	47,391	9,894,400	778,030	11,993,250	61,481

708	40,756	10,440,817	1,187,794	11,532,183	57,580

$23,255	$74,071	$10,470,230	$1,256,581	$11,450,723	$57,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets
For the years ended December 31, 2010
and December 31, 2009

	MainStay VP		MainStay VP
	Balanced—		Bond—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$78,042	$205,375	$994,575	$1,404,865
Net realized gain (loss) on investments	(42,986)	(313,622)	385,076	100,909
Realized gain distribution received	—	—	501,226	130,194
Change in unrealized appreciation (depreciation) on investments	1,068,250	1,707,842	757,721	718,465

Net increase (decrease) in net assets resulting from operations	1,103,306	1,599,595	2,638,598	2,354,433

Contributions and (Withdrawals):
Payments received from policyowners	1,085,114	1,175,214	3,617,064	3,783,807
Cost of insurance	(620,302)	(635,091)	(2,437,963)	(2,407,372)
Policyowners’ surrenders	(284,116)	(352,692)	(2,211,999)	(1,667,958)
Net transfers from (to) Fixed Account	(142,783)	(25,604)	(553,223)	(732,625)
Transfers between Investment Divisions	(77,032)	(415,237)	2,251,241	2,058,148
Policyowners’ death benefits	(20,803)	(20,507)	(99,532)	(139,156)

Net contributions and (withdrawals)	(59,922)	(273,917)	565,588	894,844

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(86)	(206)	(259)	(457)

Increase (decrease) in net assets	1,043,298	1,325,472	3,203,927	3,248,820
NET ASSETS:
Beginning of year	8,555,013	7,229,541	35,482,820	32,234,000

End of year	$9,598,311	$8,555,013	$38,686,747	$35,482,820

	MainStay VP		MainStay VP
	Floating Rate—		Government—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$436,965	$288,841	$623,072	$722,706
Net realized gain (loss) on investments	(128,612)	(342,026)	315,160	434,519
Realized gain distribution received	—	—	362,105	22,886
Change in unrealized appreciation (depreciation) on investments	586,415	2,388,989	(202,918)	(930,145)

Net increase (decrease) in net assets resulting from operations	894,768	2,335,804	1,097,419	249,966

Contributions and (Withdrawals):
Payments received from policyowners	1,501,265	1,616,718	2,512,363	2,835,873
Cost of insurance	(821,708)	(682,247)	(1,775,941)	(1,975,736)
Policyowners’ surrenders	(730,503)	(592,450)	(1,662,680)	(1,732,231)
Net transfers from (to) Fixed Account	(195,803)	(74,621)	(395,003)	(622,876)
Transfers between Investment Divisions	1,267,997	2,580,022	1,266,381	42,491
Policyowners’ death benefits	(55,103)	(95,675)	(240,767)	(469,349)

Net contributions and (withdrawals)	966,145	2,751,747	(295,647)	(1,921,828)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(77)	(391)	(98)	50

Increase (decrease) in net assets	1,860,836	5,087,160	801,674	(1,671,812)
NET ASSETS:
Beginning of year	10,909,699	5,822,539	22,951,516	24,623,328

End of year	$12,770,535	$10,909,699	$23,753,190	$22,951,516

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

				MainStay VP
		MainStay VP		Conservative		MainStay VP
MainStay VP		Common Stock—		Allocation—		Convertible—
Cash Management		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009

$(267,756)	$(268,996)	$734,016	$1,023,048	$148,377	$135,529	$946,518	$554,160
(51)	2,011	(5,623,113)	(6,922,529)	93,986	(134,178)	367,377	(732,306)
—	—	—	—	—	93,468	—	—

(6,380)	(1,348)	13,333,018	19,985,894	588,065	969,387	5,284,256	12,480,989

(274,187)	(268,333)	8,443,921	14,086,413	830,428	1,064,206	6,598,151	12,302,843

8,241,505	9,513,626	8,611,005	9,527,309	704,225	523,012	3,958,677	4,186,387
(4,691,348)	(5,222,098)	(5,834,420)	(6,076,719)	(487,704)	(366,604)	(2,717,238)	(2,596,598)
(10,994,466)	(11,841,738)	(4,826,609)	(4,542,318)	(691,098)	(365,215)	(2,358,077)	(2,629,350)
(303,602)	(4,115,900)	(2,709,424)	(1,638,812)	(61,336)	26,172	(1,257,679)	(671,394)
(1,670,213)	(2,562,227)	(2,579,621)	(2,109,445)	1,086,268	1,976,565	714,390	1,921,361
(75,493)	(97,744)	(432,544)	(156,039)	(82,270)	(16,368)	(135,591)	(126,066)

(9,493,617)	(14,326,081)	(7,771,613)	(4,996,024)	468,085	1,777,562	(1,795,518)	84,340

—	(5)	(1,129)	(2,928)	(65)	(213)	(605)	(2,748)

(9,767,804)	(14,594,419)	671,179	9,087,461	1,298,448	2,841,555	4,802,028	12,384,435

66,890,183	81,484,602	78,371,716	69,284,255	6,824,278	3,982,723	39,628,109	27,243,674

$57,122,379	$66,890,183	$79,042,895	$78,371,716	$8,122,726	$6,824,278	$44,430,137	$39,628,109

MainStay VP				MainStay VP
Growth		MainStay VP		High Yield		MainStay VP
Allocation—		Growth Equity—		Corporate Bond—		ICAP Select Equity—
Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009

$158,326	$375,563	$(189,537)	$(47,254)	$6,256,198	$7,076,864	$305,955	$917,646
(567,252)	(764,980)	(367,394)	(2,569,683)	753,012	(1,083,532)	(3,073,053)	(3,440,476)
—	405,537	—	—	—	—	—	—

4,181,295	5,401,367	18,431,100	45,905,883	6,315,316	27,085,753	21,717,147	21,873,967

3,772,369	5,417,487	17,874,169	43,288,946	13,324,526	33,079,085	18,950,049	19,351,137

4,842,868	5,212,465	21,517,559	24,036,738	11,578,780	11,843,258	13,871,950	11,806,648
(1,815,471)	(1,759,279)	(14,900,123)	(15,627,894)	(8,073,215)	(7,768,511)	(7,976,141)	(6,244,494)
(1,054,565)	(865,300)	(11,053,823)	(9,046,567)	(6,668,810)	(6,164,879)	(6,655,962)	(4,442,566)
(267,255)	165,768	(4,220,017)	(4,115,432)	(2,484,754)	(531,010)	(3,320,725)	(1,548,212)
146,509	1,071,927	(3,647,839)	(3,746,121)	2,576,196	6,277,300	(2,779,940)	27,073,509
(6,966)	(169,769)	(358,828)	(349,258)	(684,212)	(538,995)	(398,263)	(234,979)

1,845,120	3,655,812	(12,663,071)	(8,848,534)	(3,756,015)	3,117,163	(7,259,081)	26,409,906

(198)	(759)	(651)	(13,720)	(1,378)	(8,851)	(2,038)	(3,989)

5,617,291	9,072,540	5,210,447	34,426,692	9,567,133	36,187,397	11,688,930	45,757,054

24,766,955	15,694,415	169,202,006	134,775,314	112,312,753	76,125,356	113,554,720	67,797,666

$30,384,246	$24,766,955	$174,412,453	$169,202,006	$121,879,886	$112,312,753	$125,243,650	$113,554,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2010
and December 31, 2009

	MainStay VP		MainStay VP
	Income Builder—		International Equity—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,234,760	$1,356,175	$1,351,728	$3,196,132
Net realized gain (loss) on investments	(2,506,841)	(3,514,480)	(936,640)	(814,453)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	7,872,316	11,635,028	1,618,947	6,142,481

Net increase (decrease) in net assets resulting from operations	6,600,235	9,476,723	2,034,035	8,524,160

Contributions and (Withdrawals):
Payments received from policyowners	5,436,131	5,938,123	6,450,293	6,977,349
Cost of insurance	(4,280,415)	(4,451,766)	(3,232,738)	(3,566,248)
Policyowners’ surrenders	(3,051,490)	(2,800,358)	(2,901,936)	(2,122,059)
Net transfers from (to) Fixed Account	(1,092,783)	(1,247,333)	(1,412,434)	(1,252,660)
Transfers between Investment Divisions	(797,199)	(1,051,674)	(1,712,114)	(1,947,584)
Policyowners’ death benefits	(280,087)	(309,871)	(302,421)	(107,954)

Net contributions and (withdrawals)	(4,065,843)	(3,922,879)	(3,111,350)	(2,019,156)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(695)	(3,058)	(338)	(1,583)

Increase (decrease) in net assets	2,533,697	5,550,786	(1,077,653)	6,503,421
NET ASSETS:
Beginning of year	49,628,835	44,078,049	53,983,413	47,479,992

End of year	$52,162,532	$49,628,835	$52,905,760	$53,983,413

	MainStay VP		MainStay VP
	Moderate		Moderate Growth
	Allocation—		Allocation—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$336,995	$368,998	$331,552	$606,545
Net realized gain (loss) on investments	(355,778)	(409,985)	(371,929)	(763,790)
Realized gain distribution received	—	345,847	—	565,414
Change in unrealized appreciation (depreciation) on investments	2,482,889	3,096,474	4,507,415	6,111,208

Net increase (decrease) in net assets resulting from operations	2,464,106	3,401,334	4,467,038	6,519,377

Contributions and (Withdrawals):
Payments received from policyowners	2,600,723	2,499,288	5,613,190	5,525,397
Cost of insurance	(1,264,881)	(1,141,677)	(2,410,788)	(2,162,019)
Policyowners’ surrenders	(1,125,628)	(645,063)	(1,604,869)	(1,402,588)
Net transfers from (to) Fixed Account	188,796	45,003	(436,373)	(336,359)
Transfers between Investment Divisions	2,072,569	2,383,278	1,688,448	1,386,388
Policyowners’ death benefits	(16,951)	(1,367)	(59,855)	(206,613)

Net contributions and (withdrawals)	2,454,628	3,139,462	2,789,753	2,804,206

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(173)	(591)	(275)	(1,050)

Increase (decrease) in net assets	4,918,561	6,540,205	7,256,516	9,322,533
NET ASSETS:
Beginning of year	19,217,692	12,677,487	30,841,338	21,518,805

End of year	$24,136,253	$19,217,692	$38,097,854	$30,841,338

Not all investment divisions are available under all policies.

(a) For the period November 20, 2009 (Commencement of Investments) through December 31, 2009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP		MainStay VP		MainStay VP		MainStay VP
Large Cap Growth—		Mid Cap Core—		Mid Cap Growth—		Mid Cap Value—
Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009

$(153,991)	$(120,175)	$(136,043)	$(85,991)	$—	$(81,295)	$—	$972,039
571,625	(411,229)	(2,594,004)	(2,309,023)	—	(10,332,536)	—	(13,219,896)
—	—	—	—	—	529,048	—	—

3,960,728	8,171,762	16,503,053	11,424,134	—	17,180,516	—	17,335,806

4,378,362	7,640,358	13,773,006	9,029,120	—	7,295,733	—	5,087,949

3,751,678	3,921,590	8,665,908	4,739,527	—	4,714,847	—	3,574,003
(1,883,036)	(1,783,146)	(4,300,079)	(2,020,723)	—	(2,217,846)	—	(1,869,405)
(1,741,026)	(1,886,820)	(3,717,559)	(1,540,002)	—	(1,227,526)	—	(1,723,574)
(688,806)	(501,797)	(1,828,323)	(802,187)	—	(573,614)	—	(693,762)
1,424,293	1,500,906	(1,927,673)	31,370,159	—	(33,750,429)	—	(29,769,823)
(138,149)	(28,342)	(138,191)	(55,091)	—	(112,457)	—	(74,176)

724,954	1,222,391	(3,245,917)	31,691,683	—	(33,167,025)	—	(30,556,737)

(123)	(1,533)	(1,045)	(1,213)	—	(1,004)	—	(629)

5,103,193	8,861,216	10,526,044	40,719,590	—	(25,872,296)	—	(25,469,417)

27,484,506	18,623,290	62,222,210	21,502,620	—	25,872,296	—	25,469,417

$32,587,699	$27,484,506	$72,748,254	$62,222,210	$—	$—	$—	$—

						Alger Capital
MainStay VP		MainStay VP		MainStay VP		Appreciation
S&P 500 Index—		Small Cap Growth—		U.S. Small Cap—		Portfolio—
Initial Class		Initial Class		Initial Class		Class I-2 Shares
2010	2009	2010	2009	2010	2009(a)	2010	2009

$2,608,222	$4,235,797	$—	$(33,185)	$(76,397)	$(36,296)	$4,329	$—
451,924	(3,890,508)	—	(8,711,496)	219,900	2,175	(10,046)	(120,905)
—	—	—	—	—	—	—	—

25,365,776	44,063,105	—	11,178,185	3,340,341	653,085	165,851	493,964

28,425,922	44,408,394	—	2,433,504	3,483,844	618,964	160,134	373,059

23,258,192	26,255,974	—	2,342,218	2,329,982	271,952	55,842	67,959
(15,281,008)	(15,777,461)	—	(949,268)	(1,050,318)	(93,444)	(43,051)	(46,542)
(12,631,315)	(10,346,300)	—	(853,202)	(990,506)	(158,758)	—	(185,881)
(4,606,219)	(4,628,086)	—	(310,052)	(550,696)	(32,344)	(25)	(2,081)
(5,787,118)	(4,535,331)	—	(14,762,694)	(225,206)	14,051,210	50,061	156,269
(1,039,509)	(673,258)	—	(47,659)	(21,127)	—	—	—

(16,086,977)	(9,704,462)	—	(14,580,657)	(507,871)	14,038,616	62,827	(10,276)

(2,959)	(9,017)	—	(226)	(159)	(66)	—	—

12,335,986	34,694,915	—	(12,147,379)	2,975,814	14,657,514	222,961	362,783

214,678,698	179,983,783	—	12,147,379	14,657,514	—	1,059,339	696,556

$227,014,684	$214,678,698	$—	$—	$17,633,328	$14,657,514	$1,282,300	$1,059,339

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2010
and December 31, 2009

			AllianceBernstein
	Alger Small Cap		VPS Small/Mid Cap
	Growth Portfolio—		Value Portfolio—
	Class I-2 Shares		Class A Shares
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(208,350)	$(175,274)	$(2,851)	$7,291
Net realized gain (loss) on investments	2,055,156	714,685	295,397	(125,754)
Realized gain distribution received	—	—	—	70,891

Change in unrealized appreciation (depreciation) on investments	6,123,878	10,716,625	473,174	722,190

Net increase (decrease) in net assets resulting from operations	7,970,684	11,256,036	765,720	674,618

Contributions and (Withdrawals):
Payments received from policyowners	3,264,752	3,819,493	549,519	391,075
Cost of insurance	(2,266,414)	(2,269,093)	(223,524)	(113,762)
Policyowners’ surrenders	(2,386,201)	(1,605,123)	(88,502)	(25,672)
Net transfers from (to) Fixed Account	(1,135,269)	(824,626)	(17,578)	66,651
Transfers between Investment Divisions	(1,311,515)	(1,184,144)	1,092,623	663,077
Policyowners’ death benefits	(68,192)	(49,941)	(7,044)	—

Net contributions and (withdrawals)	(3,902,839)	(2,113,434)	1,305,494	981,369

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(942)	(2,475)	(69)	(77)

Increase (decrease) in net assets	4,066,903	9,140,127	2,071,145	1,655,910
NET ASSETS:
Beginning of year	35,326,851	26,186,724	2,649,463	993,553

End of year	$39,393,754	$35,326,851	$4,720,608	$2,649,463

			Dreyfus VIF
	Dreyfus IP		Opportunistic
	Technology Growth—		Small Cap—
	Initial Shares		Initial Shares
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(60,232)	$(8,404)	$10,033	$17,124
Net realized gain (loss) on investments	301,080	(323,908)	(69,048)	(99,108)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,859,701	4,140,116	464,498	351,091

Net increase (decrease) in net assets resulting from operations	3,100,549	3,807,804	405,483	269,107

Contributions and (Withdrawals):
Payments received from policyowners	1,498,763	1,469,595	41,201	98,165
Cost of insurance	(823,993)	(914,403)	(16,224)	(17,661)
Policyowners’ surrenders	(728,340)	(983,041)	(19,446)	(108)
Net transfers from (to) Fixed Account	(271,362)	(245,692)	(3,990)	(8,516)
Transfers between Investment Divisions	1,588,540	886,355	53,483	(56,344)
Policyowners’ death benefits	(18,536)	(16,428)	—	—

Net contributions and (withdrawals)	1,245,072	196,386	55,024	15,536

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	36	(631)	—	—

Increase (decrease) in net assets	4,345,657	4,003,559	460,507	284,643
NET ASSETS:
Beginning of year	10,845,485	6,841,926	1,250,845	966,202

End of year	$15,191,142	$10,845,485	$1,711,352	$1,250,845

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

American		American		American		Calvert VP
Century® VP		Century® VP		Century® VP		SRI
Inflation Protection—		International—		Value—		Balanced
Class II		Class II		Class II		Portfolio
2010	2009	2010	2009	2010	2009	2010	2009

$2,702	$2,213	$33,338	$23,168	$21,568	$48,283	$34,620	$55,238
2,165	268	(74,166)	(71,594)	(90,813)	(231,075)	(21,787)	(155,186)
—	—	—	—	—	—	—	—

2,083	10,282	239,393	416,571	210,123	316,639	415,295	871,848

6,950	12,763	198,565	368,145	140,878	133,847	428,128	771,900

22,414	24,801	84,958	117,924	91,113	59,970	489,537	533,916
(10,934)	(12,889)	(71,492)	(75,034)	(33,069)	(32,218)	(264,229)	(278,019)
—	—	(7,118)	(1,734)	—	(81,641)	(292,269)	(265,844)
653	(851)	(9,952)	1,079	(4,538)	(18,429)	(54,705)	(119,586)
33,807	(30,920)	90,682	17,567	(19,089)	(18,012)	23,464	(161,460)
—	—	—	—	—	—	(7,600)	(12,356)

45,940	(19,859)	87,078	59,802	34,417	(90,330)	(105,802)	(303,349)

—	—	—	—	—	—	(49)	(176)

52,890	(7,096)	285,643	427,947	175,295	43,517	322,277	468,375

128,843	135,939	1,527,974	1,100,027	986,324	942,807	3,816,018	3,347,643

$181,733	$128,843	$1,813,617	$1,527,974	$1,161,619	$986,324	$4,138,295	$3,816,018

DWS Dreman
Small Mid Cap Value		Fidelity® VIP		Fidelity® VIP		Fidelity® VIP
VIP—Class A		Contrafund®—		Equity-Income—		Growth—
Shares		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009

$12,430	$4,855	$1,108,974	$1,162,592	$678,178	$805,216	$8,611	$11,295
162,102	(8,990)	(404,086)	(5,766,970)	(1,245,927)	(3,341,256)	(20,446)	(137,332)
—	—	73,224	38,676	—	—	10,350	2,221

58,354	206,772	24,487,153	46,952,629	7,853,334	14,611,034	682,485	753,487

232,886	202,637	25,265,265	42,386,927	7,285,585	12,074,994	681,000	629,671

257,920	177,179	17,144,047	18,811,058	6,244,633	7,102,667	9,570	88,943
(90,049)	(52,579)	(10,204,990)	(10,248,173)	(3,497,189)	(3,475,914)	(38,055)	(40,050)
(53,136)	(14,246)	(10,201,298)	(7,684,854)	(3,174,557)	(2,278,294)	(60,050)	(42,678)
(2,173)	43,333	(4,737,934)	(3,055,276)	(1,171,140)	(1,272,601)	(251)	(5,598)
137,652	328,488	(1,104,061)	(3,432,289)	(1,420,379)	(823,801)	15,986	(131,366)
—	—	(607,261)	(628,121)	(63,484)	(201,512)	—	—

250,214	482,175	(9,711,497)	(6,237,655)	(3,082,116)	(949,455)	(72,800)	(130,749)

(16)	(27)	(2,346)	(9,330)	(1,073)	(2,443)	—	—

483,084	684,785	15,551,422	36,139,942	4,202,396	11,123,096	608,200	498,922

1,011,839	327,054	161,066,034	124,926,092	53,180,765	42,057,669	2,878,119	2,379,197

$1,494,923	$1,011,839	$176,617,456	$161,066,034	$57,383,161	$53,180,765	$3,486,319	$2,878,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2010
and December 31, 2009

			Fidelity® VIP
	Fidelity® VIP		Investment
	Index 500—		Grade Bond—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$157,593	$149,193	$34,113	$80,499
Net realized gain (loss) on investments	(45,483)	(344,766)	6,946	(3,404)
Realized gain distribution received	131,433	93,347	10,383	3,664
Change in unrealized appreciation (depreciation) on investments	908,653	1,611,090	20,446	54,443

Net increase (decrease) in net assets resulting from operations	1,152,196	1,508,864	71,888	135,202

Contributions and (Withdrawals):
Payments received from policyowners	146,342	133,877	103,138	51,600
Cost of insurance	(165,211)	(148,139)	(44,119)	(46,282)
Policyowners’ surrenders	(46,265)	(156,946)	(34,403)	(7,936)
Net transfers from (to) Fixed Account	(109)	110	1,266	(7,470)
Transfers between Investment Divisions	757,337	1,780,637	(117,615)	(4,650)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	692,094	1,609,539	(91,733)	(14,738)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	1,844,290	3,118,403	(19,845)	120,464
NET ASSETS:
Beginning of year	6,905,230	3,786,827	979,997	859,533

End of year	$8,749,520	$6,905,230	$960,152	$979,997

	Janus Aspen		Janus Aspen
	Enterprise Portfolio—		Worldwide Portfolio—
	Institutional Shares		Institutional Shares
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$495	$—	$28,904	$612,451
Net realized gain (loss) on investments	2,092	(444,987)	(3,675,061)	(6,625,304)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	170,971	661,442	15,727,237	29,172,596

Net increase (decrease) in net assets resulting from operations	173,558	216,455	12,081,080	23,159,743

Contributions and (Withdrawals):
Payments received from policyowners	27,330	54,992	9,719,975	11,080,784
Cost of insurance	(25,389)	(40,169)	(6,105,674)	(6,095,658)
Policyowners’ surrenders	(133,132)	(172,416)	(6,607,471)	(4,985,606)
Net transfers from (to) Fixed Account	(1,702)	(11,534)	(1,802,329)	(1,826,488)
Transfers between Investment Divisions	28,210	(301,290)	(1,976,094)	(1,116,043)
Policyowners’ death benefits	—	—	(207,208)	(109,979)

Net contributions and (withdrawals)	(104,683)	(470,417)	(6,978,801)	(3,052,990)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	(1,629)	(7,130)

Increase (decrease) in net assets	68,875	(253,962)	5,100,650	20,099,623
NET ASSETS:
Beginning of year	772,434	1,026,396	84,954,091	64,854,468

End of year	$841,309	$772,434	$90,054,741	$84,954,091

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

				Invesco V. I.
Fidelity® VIP		Fidelity® VIP		International		Janus Aspen
Mid Cap—		Overseas—		Growth Fund—		Balanced Portfolio—
Initial Class		Initial Class		Series I Shares		Institutional Shares
2010	2009	2010	2009	2010	2009	2010	2009

$16,469	$21,189	$81,999	$88,164	$50,723	$21,689	$2,625,930	$2,653,332
(39,905)	(138,916)	(29,467)	(128,446)	(1,803)	(131,342)	1,810,619	154,605
13,407	15,977	11,182	12,424	—	—	—	4,125,026

1,109,410	1,078,100	711,122	980,804	297,521	696,175	4,310,089	17,592,491

1,099,381	976,350	774,836	952,946	346,441	586,522	8,746,638	24,525,454

276,877	291,612	127,677	227,426	494,594	282,546	11,115,370	11,833,912
(112,361)	(111,213)	(95,833)	(91,571)	(159,119)	(106,446)	(8,093,042)	(8,540,755)
(69,762)	(3,455)	(44,772)	(109,139)	(115,597)	(116,964)	(7,256,213)	(6,778,659)
19	(60,806)	(3,922)	712	(89,224)	109,572	(3,589,378)	(3,182,558)
228,414	33,313	926,707	351,882	344,736	450,961	(1,071,767)	(854,792)
—	—	—	—	(7,522)	—	(275,728)	(236,471)

323,187	149,451	909,857	379,310	467,868	619,669	(9,170,758)	(7,759,323)

—	—	—	—	3	(115)	(1,147)	(6,272)

1,422,568	1,125,801	1,684,693	1,332,256	814,312	1,206,076	(425,267)	16,759,859

3,585,886	2,460,085	4,661,392	3,329,136	2,523,532	1,317,456	118,893,203	102,133,344

$5,008,454	$3,585,886	$6,346,085	$4,661,392	$3,337,844	$2,523,532	$118,467,936	$118,893,203

MFS®		MFS®		MFS®		MFS®
Investors Trust Series—		New Discovery Series—		Research Series—		Utilities Series—
Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009

$1,530	$1,930	$—	$—	$1,233	$1,398	$204,294	$169,907
(3,403)	(36,425)	(37,471)	(137,830)	(4,454)	(17,515)	(112,389)	(444,178)
—	—	—	—	—	—	—	—

14,788	56,675	614,690	698,845	23,709	41,485	1,056,889	1,613,719

12,915	22,180	577,219	561,015	20,488	25,368	1,148,794	1,339,448

11,207	3,880	26,480	11,298	2,746	5,857	1,584,608	1,197,689
(8,846)	(8,187)	(27,666)	(23,937)	(6,477)	(7,635)	(544,658)	(376,545)
(5,803)	(839)	(98,228)	—	—	—	(317,304)	(169,155)
(7)	—	(28)	(4)	(6)	—	80,939	224,805
11,068	(48,566)	315,379	24,567	20,270	(24,133)	1,817,108	1,323,326
—	—	—	—	—	—	(1,001)	(2,194)

7,619	(53,712)	215,937	11,924	16,533	(25,911)	2,619,692	2,197,926

—	—	—	—	—	—	18	(154)

20,534	(31,532)	793,156	572,939	37,021	(543)	3,768,504	3,537,220

117,504	149,036	1,477,315	904,376	110,671	111,214	6,298,873	2,761,653

$138,038	$117,504	$2,270,471	$1,477,315	$147,692	$110,671	$10,067,377	$6,298,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2010
and December 31, 2009

	Neuberger Berman		PIMCO
	AMT Mid-Cap		Global Bond—
	Growth Portfolio—		Administrative
	Class I Shares		Class Shares
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$6,828	$5,928
Net realized gain (loss) on investments	(941)	(78,131)	3,494	(2,858)
Realized gain distribution received	—	—	6,774	16,242
Change in unrealized appreciation (depreciation) on investments	121,335	169,514	10,772	7,062

Net increase (decrease) in net assets resulting from operations	120,394	91,383	27,868	26,374

Contributions and (Withdrawals):
Payments received from policyowners	19,177	14,150	18,292	10,948
Cost of insurance	(11,340)	(12,172)	(15,195)	(13,937)
Policyowners’ surrenders	—	(76,652)	(1,731)	(839)
Net transfers from (to) Fixed Account	(3,810)	—	22,497	(1,021)
Transfers between Investment Divisions	18,785	(19,718)	46,313	(45,367)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	22,812	(94,392)	70,176	(50,216)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	—	—	—

Increase (decrease) in net assets	143,206	(3,009)	98,044	(23,842)
NET ASSETS:
Beginning of year	396,530	399,539	189,864	213,706

End of year	$539,736	$396,530	$287,908	$189,864

	Royce
	Small-Cap		T. Rowe Price
	Portfolio—		Equity Income
	Investment Class		Portfolio
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(43,239)	$(38,100)	$784,060	$695,025
Net realized gain (loss) on investments	(167,514)	(628,125)	(735,874)	(2,297,468)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	2,003,176	2,794,511	7,696,299	12,542,628

Net increase (decrease) in net assets resulting from operations	1,792,423	2,128,286	7,744,485	10,940,185

Contributions and (Withdrawals):
Payments received from policyowners	1,470,276	1,377,802	6,708,227	7,201,198
Cost of insurance	(642,456)	(554,787)	(3,361,646)	(3,314,191)
Policyowners’ surrenders	(442,229)	(288,815)	(3,294,006)	(2,453,992)
Net transfers from (to) Fixed Account	(33,284)	(7,277)	(1,146,672)	(1,451,022)
Transfers between Investment Divisions	962,708	85,813	(223,028)	(1,885,808)
Policyowners’ death benefits	(16,502)	(11,821)	(314,001)	(146,922)

Net contributions and (withdrawals)	1,298,513	600,915	(1,631,126)	(2,050,737)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(120)	(307)	(945)	(1,547)

Increase (decrease) in net assets	3,090,816	2,728,894	6,112,414	8,887,901
NET ASSETS:
Beginning of year	8,296,934	5,568,040	54,933,155	46,045,254

End of year	$11,387,750	$8,296,934	$61,045,569	$54,933,155

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

PIMCO		PIMCO		PIMCO		Royce
Low Duration—		Real Return—		Total Return—		Micro-Cap
Administrative		Administrative		Administrative		Portfolio—
Class Shares		Class Shares		Class Shares		Investment Class
2010	2009	2010	2009	2010	2009	2010	2009

$6,228	$4,719	$14,281	$7,958	$51,536	$73,221	$177,332	$(43,733)
2,934	111	(17,717)	42,179	(1,190)	318,695	(523,130)	(645,712)
1,062	17,889	26,218	10,403	66,789	48,201	—	—

11,166	(5,618)	35,767	(17,374)	42,875	(254,618)	3,716,957	4,352,343

21,390	17,101	58,549	43,166	160,010	185,499	3,371,159	3,662,898

5,670	5,514	256,869	38,003	47,621	41,849	2,035,624	1,745,602
(14,072)	(5,317)	(103,320)	(39,126)	(70,988)	(66,101)	(835,964)	(647,983)
—	—	(54,787)	—	(37,185)	—	(435,217)	(237,679)
—	—	157,125	—	23,167	(878)	(307,764)	(2,858)
(84,330)	362,759	2,503,601	(13,987)	489,572	359,406	672,497	744,550
—	—	—	—	—	—	(27,878)	(3,979)

(92,732)	362,956	2,759,488	(15,110)	452,187	334,276	1,101,298	1,597,653

—	—	—	—	—	—	(108)	(621)

(71,342)	380,057	2,818,037	28,056	612,197	519,775	4,472,349	5,259,930

398,449	18,392	276,043	247,987	1,489,279	969,504	10,783,544	5,523,614

$327,107	$398,449	$3,094,080	$276,043	$2,101,476	$1,489,279	$15,255,893	$10,783,544

		UIF Emerging		UIF Emerging
T. Rowe Price		Markets Debt		Markets Equity		UIF U.S. Real
Limited-Term Bond		Portfolio—		Portfolio—		Estate Portfolio—
Portfolio		Class I		Class I		Class I
2010	2009	2010	2009	2010	2009	2010	2009

$22,547	$21,769	$33,315	$49,328	$29,413	$(268,787)	$68,787	$88,414
3,904	(853)	(6,635)	(14,188)	546,417	(325,948)	409,764	(666,956)
—	—	—	—	—	—	—	—

(3,196)	26,601	47,391	127,098	9,894,400	24,396,925	778,030	1,127,678

23,255	47,517	74,071	162,238	10,470,230	23,802,190	1,256,581	549,136

112,322	118,464	42,230	47,036	6,527,086	7,082,402	724,630	482,996
(35,348)	(29,278)	(28,904)	(26,198)	(3,902,212)	(3,616,622)	(307,004)	(191,960)
(6,711)	—	(9,661)	(7,168)	(3,651,503)	(2,339,003)	(133,626)	(25,380)
(1,476)	853	24,750	(2,168)	(879,029)	(1,186,956)	(62,187)	12,340
(44,003)	39,264	(15,698)	18,309	(595,479)	810,267	2,414,730	(760,023)
—	—	—	—	(100,084)	(61,296)	(3,130)	—

24,784	129,303	12,717	29,811	(2,601,221)	688,792	2,633,413	(482,027)

—	—	—	—	(529)	(6,937)	(37)	(54)

48,039	176,820	86,788	192,049	7,868,480	24,484,045	3,889,957	67,055

744,072	567,252	744,380	552,331	59,475,402	34,991,357	2,659,102	2,592,047

$792,111	$744,072	$831,168	$744,380	$67,343,882	$59,475,402	$6,549,059	$2,659,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2010
and December 31, 2009

			Van Eck VIP
	Van Eck VIP		Multi-Manager
	Global Hard Assets—		Alternatives—
	Initial Class		Initial Class
	2010	2009	2010	2009

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(81,460)	$(97,744)	$—	$2,345
Net realized gain (loss) on investments	(461,067)	(1,131,750)	(3,901)	(2,730)
Realized gain distribution received	—	138,482	—	49,252
Change in unrealized appreciation (depreciation) on investments	11,993,250	14,497,832	61,481	73,521

Net increase (decrease) in net assets resulting from operations	11,450,723	13,406,820	57,580	122,388

Contributions and (Withdrawals):
Payments received from policyowners	6,180,054	6,166,448	28,476	107,880
Cost of insurance	(2,918,306)	(2,685,527)	(15,604)	(18,053)
Policyowners’ surrenders	(1,911,649)	(1,368,217)	—	(1,279)
Net transfers from (to) Fixed Account	(671,815)	(361,475)	417	1,093
Transfers between Investment Divisions	(12,864)	3,171,140	61,850	262,079
Policyowners’ death benefits	(85,547)	(118,097)	—	—

Net contributions and (withdrawals)	579,873	4,804,272	75,139	351,720

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	(712)	(2,194)	—	—

Increase (decrease) in net assets	12,029,884	18,208,898	132,719	474,108
NET ASSETS:
Beginning of year	39,920,727	21,711,829	1,101,354	627,246

End of year	$51,950,611	$39,920,727	$1,234,073	$1,101,354

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

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Notes to Financial Statements

NOTE 1—Organization and Accounting Policies:

NYLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”) and Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (Legacy Creator SPVUL), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”)), Variable Universal Life Accumulator (“VUL Accumulator”), and Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date New York Life Variable Universal Life Accumulator (VUL Accumulator) and New York Life Survivorship Variable Universal Life Accumulator (SVUL Accumulator) were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL AD103 were discontinued on January 1, 2009 in all jurisdictions.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Invesco Variable Insurance Funds, the Alger American Fund, the AllianceBernstein® Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity® Variable Insurance Products Fund, the Janus Aspen Series, the MFS® Variable Insurance TrustSM, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”) and Winslow Capital Management Inc. (“Winslow Capital”), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Cash Management
MainStay VP Common Stock—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP Growth Equity—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP ICAP Select Equity—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP Moderate Growth Allocation—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP U.S. Small Cap—Initial Class
Alger Capital Appreciation Portfolio—Class I-2 Shares1
Alger Small Cap Growth Portfolio—Class I-2 Shares2
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A Shares

NYLIAC VUL Separate Account-I

American Century® VP Inflation Protection—Class II
American Century® VP International—Class II
American Century® VP Value—Class II
Calvert VP SRI Balanced Portfolio3
Dreyfus IP Technology Growth—Initial Shares
Dreyfus VIF Opportunistic Small Cap—Initial Shares4
DWS Dreman Small Mid Cap Value VIP—Class A Shares
Fidelity® VIP Contrafund®—Initial Class
Fidelity® VIP Equity-Income—Initial Class
Fidelity® VIP Growth—Initial Class
Fidelity® VIP Index 500—Initial Class
Fidelity® VIP Investment Grade Bond—Initial Class
Fidelity® VIP Mid Cap—Initial Class
Fidelity® VIP Overseas—Initial Class
Invesco V.I. International Growth Fund—Series I Shares5
Janus Aspen Balanced Portfolio—Institutional Shares
Janus Aspen Enterprise Portfolio—Institutional Shares
Janus Aspen Worldwide Portfolio—Institutional Shares
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Research Series—Initial Class
MFS® Utilities Series—Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio—Class I Shares
PIMCO Global Bond—Administrative Class Shares
PIMCO Low Duration—Administrative Class Shares
PIMCO Real Return—Administrative Class Shares
PIMCO Total Return—Administrative Class Shares
Royce Micro-Cap Portfolio—Investment Class
Royce Small-Cap Portfolio—Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
UIF Emerging Markets Debt Portfolio—Class I6
UIF Emerging Markets Equity Portfolio—Class I7
UIF U.S. Real Estate Portfolio—Class I8
Van Eck VIP Global Hard Assets—Initial Class9
Van Eck VIP Multi-Manager Alternatives—Initial Class10

Not all investment divisions are available under all policies.

All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner’s instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner’s instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL Policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account.

In addition, for all SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Notes to Financial Statements (Continued)

NOTE 1—Organization and Accounting Policies (Continued):

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values (“NAV’s”). The NAV’s are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

[1]	Formerly Alger American Capital Appreciation Portfolio—Class O Shares

[2]	Formerly Alger American SmallCap Growth Portfolio—Class O Shares

[3]	Formerly CVS Calvert Social Balanced Portfolio

[4]	Formerly Dreyfus VIF Developing Leaders—Initial Shares

[5]	Formerly AIM V.I. International Growth Fund—Series I Shares

[6]	Formerly Van Kampen’s UIF Emerging Markets Debt Portfolio—Class I

[7]	Formerly Van Kampen’s UIF Emerging Markets Equity Portfolio—Class I

[8]	Formerly Van Kampen’s UIF U.S. Real Estate Portfolio—Class I

[9]	Formerly Van Eck Worldwide Hard Assets

[10]	Formerly Van Eck Worldwide Multi-Manager Alternatives

NYLIAC VUL Separate Account-I

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Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s):

At December 31, 2010, the investments of VUL Separate Account-I are as follows:

				MainStay VP
	MainStay VP	MainStay VP	MainStay VP	Common
	Balanced—	Bond—	Cash	Stock—
	Initial Class	Initial Class	Management	Initial Class

Number of shares	880	2,645	57,115	4,930
Identified cost	$9,172	$36,880	$57,118	$88,255

	MainStay VP	MainStay VP	MainStay VP	MainStay VP
	ICAP Select	Income	International	Large Cap
	Equity—	Builder—	Equity—	Growth—
	Initial Class	Initial Class	Initial Class	Initial Class

Number of shares	9,992	3,669	4,128	2,180
Identified cost	$122,879	$56,138	$60,956	$25,601

Investment activity for the year ended December 31, 2010, was as follows:

				MainStay VP
	MainStay VP	MainStay VP	MainStay VP	Common
	Balanced—	Bond—	Cash	Stock—
	Initial Class	Initial Class	Management	Initial Class

Purchases	$854	$7,354	$20,995	$2,530
Proceeds from sales	832	5,291	30,714	9,562

	MainStay VP	MainStay VP	MainStay VP	MainStay VP
	ICAP Select	Income	International	Large Cap
	Equity—	Builder—	Equity—	Growth—
	Initial Class	Initial Class	Initial Class	Initial Class

Purchases	$4,595	$2,357	$4,446	$4,002
Proceeds from sales	11,577	5,222	6,180	3,420

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

						MainStay VP
MainStay VP		MainStay VP		MainStay VP	MainStay VP	High Yield
Conservative	MainStay VP	Floating	MainStay VP	Growth	Growth	Corporate
Allocation—	Convertible—	Rate—	Government—	Allocation—	Equity—	Bond—
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

715	3,715	1,372	2,057	3,093	7,089	12,705
$7,179	$37,954	$11,803	$23,372	$29,183	$148,246	$116,732

Alger
		MainStay VP			Alger Capital	Small Cap
MainStay VP	MainStay VP	Moderate	MainStay VP	MainStay VP	Appreciation	Growth
Mid Cap	Moderate	Growth	S&P 500	U.S.	Portfolio—	Portfolio—
Core—	Allocation—	Allocation—	Index—	Small Cap—	Class I-2	Class I-2
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Shares	Shares

6,131	2,215	3,656	8,923	1,894	25	1,229
$62,641	$22,259	$36,137	$201,998	$13,639	$1,039	$25,624

						MainStay VP
MainStay VP		MainStay VP		MainStay VP	MainStay VP	High Yield
Conservative	MainStay VP	Floating	MainStay VP	Growth	Growth	Corporate
Allocation—	Convertible—	Rate—	Government—	Allocation—	Equity—	Bond—
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

$2,686	$3,412	$3,694	$4,785	$4,250	$2,276	$14,286
2,083	4,253	2,319	4,093	2,219	15,195	11,870

Alger
		MainStay VP			Alger Capital	Small Cap
MainStay VP	MainStay VP	Moderate	MainStay VP	MainStay VP	Appreciation	Growth
Mid Cap	Moderate	Growth	S&P 500	U.S.	Portfolio—	Portfolio—
Core—	Allocation—	Allocation—	Index—	Small Cap—	Class I-2	Class I-2
Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Shares	Shares

$3,449	$5,795	$5,638	$7,413	$1,369	$140	$527
6,856	3,007	2,510	20,999	1,957	73	4,642

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

	AllianceBernstein	American
	VPS Small/	Century® VP	American	American
	Mid Cap Value	Inflation	Century® VP	Century® VP
	Portfolio—	Protection—	International—	Value—
	Class A Shares	Class II	Class II	Class II

Number of shares	279	16	214	198
Identified cost	$3,710	$176	$1,823	$1,061

		Fidelity®
	Fidelity®	VIP	Fidelity®	Fidelity®
	VIP	Investment	VIP	VIP
	Index 500—	Grade Bond—	Mid Cap—	Overseas—
	Initial Class	Initial Class	Initial Class	Initial Class

Number of shares	66	75	153	378
Identified cost	$7,869	$928	$4,383	$6,838

	AllianceBernstein	American
	VPS Small/	Century® VP	American	American
	Mid Cap Value	Inflation	Century® VP	Century® VP
	Portfolio—	Protection—	International—	Value—
	Class A Shares	Class II	Class II	Class II

Purchases	$2,483	$115	$380	$241
Proceeds from sales	1,166	66	242	185

		Fidelity®
	Fidelity®	VIP	Fidelity®	Fidelity®
	VIP	Investment	VIP	VIP
	Index 500—	Grade Bond—	Mid Cap—	Overseas—
	Initial Class	Initial Class	Initial Class	Initial Class

Purchases	$1,163	$202	$539	$1,166
Proceeds from sales	162	249	185	159

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

					Fidelity®
Calvert VP	Dreyfus IP	Dreyfus VIF	DWS Dreman	Fidelity®	VIP	Fidelity®
SRI	Technology	Opportunistic	Small Mid Cap Value	VIP	Equity-	VIP
Balanced	Growth—	Small Cap—	VIP—	Contrafund®—	Income—	Growth—
Portfolio	Initial Shares	Initial Shares	Class A Shares	Initial Class	Initial Class	Initial Class

2,441	1,170	56	123	7,398	3,018	94
$4,272	$10,965	$1,692	$1,263	$187,641	$66,347	$3,499

Invesco V.I.	Janus Aspen	Janus Aspen	Janus Aspen	MFS®	MFS®
International	Balanced	Enterprise	Worldwide	Investors	New	MFS®
Growth Fund—	Portfolio—	Portfolio—	Portfolio—	Trust	Discovery	Research
Series I	Institutional	Institutional	Institutional	Series—	Series—	Series—
Shares	Shares	Shares	Shares	Initial Class	Initial Class	Initial Class

116	4,187	22	2,989	7	124	8
$2,765	$101,096	$581	$79,310	$133	$1,604	$132

					Fidelity®
Calvert VP	Dreyfus IP	Dreyfus VIF	DWS Dreman	Fidelity®	VIP	Fidelity®
SRI	Technology	Opportunistic	Small Mid Cap Value	VIP	Equity-	VIP
Balanced	Growth—	Small Cap—	VIP—	Contrafund®—	Income—	Growth—
Portfolio	Initial Shares	Initial Shares	Class A Shares	Initial Class	Initial Class	Initial Class

$329	$2,982	$162	$1,019	$8,596	$3,196	$51
402	1,807	97	768	17,074	5,518	104

Invesco V.I.	Janus Aspen	Janus Aspen	Janus Aspen	MFS®	MFS®
International	Balanced	Enterprise	Worldwide	Investors	New	MFS®
Growth Fund—	Portfolio—	Portfolio—	Portfolio—	Trust	Discovery	Research
Series I	Institutional	Institutional	Institutional	Series—	Series—	Series—
Shares	Shares	Shares	Shares	Initial Class	Initial Class	Initial Class

$1,050	$5,571	$130	$2,727	$24	$423	$46
529	12,166	234	9,696	14	207	28

Notes to Financial Statements (Continued)

NOTE 2—Investments (in 000’s) (Continued):

		Neuberger	PIMCO	PIMCO
	MFS®	Berman AMT	Global	Low
	Utilities	Mid-Cap Growth	Bond—	Duration—
	Series—	Portfolio—	Administrative	Administrative
	Initial Class	Class I Shares	Class Shares	Class Shares

Number of shares	399	20	21	31
Identified cost	$8,274	$393	$277	$323

	UIF Emerging	UIF	Van Eck	Van Eck
	Markets Equity	U.S. Real Estate	VIP Global	VIP Multi-Manager
	Portfolio—	Portfolio—	Hard Assets—	Alternatives—
	Class I	Class I	Initial Class	Initial Class

Number of shares	4,381	508	1,379	122
Identified cost	$65,369	$5,964	$42,104	$1,195

		Neuberger	PIMCO	PIMCO
	MFS®	Berman AMT	Global	Low
	Utilities	Mid-Cap Growth	Bond—	Duration—
	Series—	Portfolio—	Administrative	Administrative
	Initial Class	Class I Shares	Class Shares	Class Shares

Purchases	$3,668	$48	$186	$17
Proceeds from sales	825	25	102	102

	UIF Emerging	UIF	Van Eck	Van Eck
	Markets Equity	U.S. Real Estate	VIP Global	VIP Multi-Manager
	Portfolio—	Portfolio—	Hard Assets—	Alternatives—
	Class I	Class I	Initial Class	Initial Class

Purchases	$4,402	$5,308	$5,993	$142
Proceeds from sales	6,921	2,606	5,416	67

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

				T. Rowe	T. Rowe
PIMCO	PIMCO	Royce	Royce	Price	Price	UIF
Real Return—	Total Return—	Micro-Cap	Small-Cap	Equity	Limited-Term	Emerging Markets Debt
Administrative	Administrative	Portfolio—	Portfolio—	Income	Bond	Portfolio—
Class Shares	Class Shares	Investment Class	Investment Class	Portfolio	Portfolio	Class I

234	189	1,253	1,089	3,065	156	102
$3,161	$2,380	$12,401	$9,175	$64,945	$781	$821

				T. Rowe	T. Rowe
PIMCO	PIMCO	Royce	Royce	Price	Price	UIF
Real Return—	Total Return—	Micro-Cap	Small-Cap	Equity	Limited-Term	Emerging Markets Debt
Administrative	Administrative	Portfolio—	Portfolio—	Income	Bond	Portfolio—
Class Shares	Class Shares	Investment Class	Investment Class	Portfolio	Portfolio	Class I

$3,190	$1,052	$2,539	$2,344	$4,608	$186	$162
406	482	1,242	1,065	5,415	139	116

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

•	State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

•	Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

NYLIAC VUL Separate Account-I

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. The changes disclosed below were in effect for each of the five periods presented in the Financial Highlights section. (Not all charges are deducted from all products, as shown below).

•	Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:

	Monthly	Monthly
	Contract Charge	Contract Charge
Policy	Policy Year 1	Subsequent Policy Years

VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

•	Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

•	Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

•	Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator, this charge is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator, this charge is based on both insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

•	Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

•	Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series 2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in the Separate Account. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in the Separate Account.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

   ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.
  *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.
 **** Includes a .10% administrative service charge.

NYLIAC VUL Separate Account-I

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

   ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s):

The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

	MainStay VP		MainStay VP
	Balanced—		Bond—		MainStay VP
	Initial Class		Initial Class		Cash Management
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	23	27	80	109	4,554	3,739
Units redeemed	(28)	(57)	(70)	(98)	(5,893)	(4,836)

Net increase (decrease)	(5)	(30)	10	11	(1,339)	(1,097)

Group 2 Policies
Units issued	12	14	79	83	3,414	1,456
Units redeemed	(17)	(32)	(81)	(101)	(4,298)	(3,563)

Net increase (decrease)	(5)	(18)	(2)	(18)	(884)	(2,107)

Group 3 Policies
Units issued	—	—	16	49	2,267	1,151
Units redeemed	—	—	(30)	(7)	(7,741)	(6,459)

Net increase (decrease)	—	—	(14)	42	(5,474)	(5,308)

Group 4 Policies
Units issued	28	88	134	100	6,637	3,595
Units redeemed	(26)	(70)	(94)	(82)	(6,428)	(6,297)

Net increase (decrease)	2	18	40	18	209	(2,702)

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

		MainStay VP
MainStay VP		Conservative		MainStay VP		MainStay VP		MainStay VP
Common Stock—		Allocation—		Convertible—		Floating Rate—		Government—
Initial Class		Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

14	234	90	137	32	81	75	108	47	62
(216)	(384)	(96)	(53)	(50)	(95)	(76)	(36)	(61)	(93)

(202)	(150)	(6)	84	(18)	(14)	(1)	72	(14)	(31)

22	351	55	50	25	157	73	79	40	48
(253)	(534)	(35)	(12)	(108)	(205)	(30)	(38)	(61)	(103)

(231)	(183)	20	38	(83)	(48)	43	41	(21)	(55)

11	9	—	—	8	7	10	56	7	11
(8)	(26)	—	—	(8)	(11)	(13)	(18)	(15)	(7)

3	(17)	—	—	—	(4)	(3)	38	(8)	4

56	127	69	71	55	182	123	179	123	78
(55)	(117)	(43)	(18)	(54)	(109)	(81)	(49)	(91)	(112)

1	10	26	53	1	73	42	130	32	(34)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MainStay VP		MainStay VP		MainStay VP
	Growth		Growth		High Yield
	Allocation—		Equity—		Corporate Bond—
	Initial Class		Initial Class		Initial Class
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	115	194	34	1,032	52	239
Units redeemed	(121)	(96)	(504)	(1,436)	(168)	(288)

Net increase (decrease)	(6)	98	(470)	(404)	(116)	(49)

Group 2 Policies
Units issued	58	119	49	941	87	276
Units redeemed	(39)	(70)	(469)	(1,315)	(133)	(231)

Net increase (decrease)	19	49	(420)	(374)	(46)	45

Group 3 Policies
Units issued	—	—	5	6	46	12
Units redeemed	—	—	(16)	(6)	(30)	(76)

Net increase (decrease)	—	—	(11)	—	16	(64)

Group 4 Policies
Units issued	234	523	41	149	153	559
Units redeemed	(66)	(199)	(61)	(134)	(135)	(246)

Net increase (decrease)	168	324	(20)	15	18	313

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

		MainStay VP		MainStay VP		MainStay VP		MainStay VP
MainStay VP		Income		International		Large Cap		Mid Cap
ICAP Select Equity—		Builder—		Equity—		Growth—		Core—
Initial Class		Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

64	1,188	13	197	27	86	160	211	40	618
(449)	(650)	(147)	(355)	(119)	(166)	(128)	(149)	(176)	(104)

(385)	538	(134)	(158)	(92)	(80)	32	62	(136)	514

43	1,001	16	148	34	96	106	217	45	715
(305)	(387)	(100)	(214)	(140)	(170)	(145)	(262)	(138)	(103)

(262)	614	(84)	(66)	(106)	(74)	(39)	(45)	(93)	612

23	28	2	2	—	—	25	21	—	—
(24)	(28)	(2)	(3)	—	—	(8)	(24)	—	—

(1)	—	—	(1)	—	—	17	(3)	—	—

154	1,228	23	63	95	250	119	224	115	1,222
(127)	(214)	(20)	(74)	(70)	(221)	(63)	(94)	(111)	(157)

27	1,014	3	(11)	25	29	56	130	4	1,065

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	MainStay VP		MainStay VP		MainStay VP
	Mid Cap		Mid Cap		Moderate
	Growth—		Value—		Allocation—
	Initial Class		Initial Class		Initial Class
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	—	81	—	73	171	154
Units redeemed	—	(844)	—	(883)	(107)	(88)

Net increase (decrease)	—	(763)	—	(810)	64	66

Group 2 Policies
Units issued	—	94	—	90	94	98
Units redeemed	—	(889)	—	(889)	(66)	(49)

Net increase (decrease)	—	(795)	—	(799)	28	49

Group 3 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 4 Policies
Units issued	—	248	—	185	203	293
Units redeemed	—	(1,296)	—	(1,122)	(95)	(83)

Net increase (decrease)	—	(1,048)	—	(937)	108	210

Not all investment divisions are available under all policies.

(a)	For Group 1, 2 and 4 Policies, represents the period November 20, 2009 (Commencement of Investments) through December 31, 2009.

NYLIAC VUL Separate Account-I

MainStay VP		MainStay VP		MainStay VP
Moderate Growth		S&P 500		Small Cap		MainStay VP		Alger Capital
Allocation—		Index—		Growth—		U.S. Small Cap—		Appreciation Portfolio—
Initial Class		Initial Class		Initial Class		Initial Class		Class I-2 Shares
2010	2009	2010	2009	2010	2009	2010	2009(a)	2010	2009

159	187	27	513	—	55	29	288	—	—
(109)	(207)	(351)	(852)	—	(462)	(56)	(4)	—	—

50	(20)	(324)	(339)	—	(407)	(27)	284	—	—

88	151	93	899	—	75	45	425	—	—
(93)	(99)	(702)	(1,208)	—	(627)	(63)	(15)	—	—

(5)	52	(609)	(309)	—	(552)	(18)	410	—	—

—	—	26	24	—	—	—	—	8	17
—	—	(31)	(31)	—	—	—	—	(4)	(17)

—	—	(5)	(7)	—	—	—	—	4	—

233	472	139	655	—	170	48	719	—	—
(31)	(185)	(177)	(535)	—	(862)	(52)	(12)	—	—

202	287	(38)	120	—	(692)	(4)	707	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	Alger		AllianceBernstein
	Small Cap		VPS Small/		American Century®
	Growth		Mid Cap Value		VP Inflation
	Portfolio—		Portfolio—		Protection—
	Class I-2 Shares		Class A Shares		Class II
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	10	133	55	15	—	—
Units redeemed	(144)	(251)	(23)	(4)	—	—

Net increase (decrease)	(134)	(118)	32	11	—	—

Group 2 Policies
Units issued	7	165	64	53	—	—
Units redeemed	(163)	(286)	(27)	(5)	—	—

Net increase (decrease)	(156)	(121)	37	48	—	—

Group 3 Policies
Units issued	5	5	—	—	9	2
Units redeemed	(5)	(8)	—	—	(5)	(4)

Net increase (decrease)	—	(3)	—	—	4	(2)

Group 4 Policies
Units issued	13	80	127	90	—	—
Units redeemed	(37)	(74)	(72)	(12)	—	—

Net increase (decrease)	(24)	6	55	78	—	—

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

American
Century®		American		Calvert VP		Dreyfus IP		Dreyfus VIF
VP		Century®		SRI		Technology		Opportunistic
International—		VP Value—		Balanced		Growth—		Small Cap—
Class II		Class II		Portfolio		Initial Shares		Initial Shares
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

—	—	—	—	6	11	51	38	—	—
—	—	—	—	(8)	(28)	(46)	(125)	—	—

—	—	—	—	(2)	(17)	5	(87)	—	—

—	—	—	—	6	21	36	62	—	—
—	—	—	—	(17)	(34)	(46)	(65)	—	—

—	—	—	—	(11)	(13)	(10)	(3)	—	—

22	10	15	4	—	—	7	9	19	12
(17)	(6)	(12)	(14)	—	—	(6)	(11)	(14)	(9)

5	4	3	(10)	—	—	1	(2)	5	3

—	—	—	—	10	19	122	134	—	—
—	—	—	—	(7)	(16)	(54)	(59)	—	—

—	—	—	—	3	3	68	75	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

	DWS Dreman		Fidelity®		Fidelity®
	Small Mid Cap Value		VIP		VIP
	VIP—		Contrafund®—		Equity-Income—
	Class A Shares		Initial Class		Initial Class
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	31	27	21	307	34	163
Units redeemed	(19)	(3)	(372)	(642)	(143)	(257)

Net increase (decrease)	12	24	(351)	(335)	(109)	(94)

Group 2 Policies
Units issued	11	12	54	413	28	176
Units redeemed	(9)	(3)	(332)	(606)	(148)	(231)

Net increase (decrease)	2	9	(278)	(193)	(120)	(55)

Group 3 Policies
Units issued	—	—	175	83	24	27
Units redeemed	—	—	(36)	(26)	(28)	(19)

Net increase (decrease)	—	—	139	57	(4)	8

Group 4 Policies
Units issued	61	40	147	564	82	296
Units redeemed	(54)	(6)	(75)	(404)	(54)	(243)

Net increase (decrease)	7	34	72	160	28	53

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Fidelity®		Fidelity®		Fidelity® VIP				Fidelity®
VIP		VIP		Investment		Fidelity®		VIP
Growth—		Index 500—		Grade Bond—		VIP Mid Cap—		Overseas—
Initial Class		Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

8	13	83	224	11	4	23	17	75	47
(16)	(32)	(17)	(34)	(17)	(5)	(8)	(11)	(12)	(17)

(8)	(19)	66	190	(6)	(1)	15	6	63	30

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

					Janus Aspen
	Invesco V.I.		Janus Aspen		Enterprise
	International		Balanced		Portfolio—
	Growth Fund—		Portfolio—		Institutional
	Series I Shares		Institutional Shares		Shares
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	26	29	21	134	—	—
Units redeemed	(18)	(15)	(125)	(276)	—	—

Net increase (decrease)	8	14	(104)	(142)	—	—

Group 2 Policies
Units issued	30	37	24	381	—	—
Units redeemed	(38)	(8)	(385)	(678)	—	—

Net increase (decrease)	(8)	29	(361)	(297)	—	—

Group 3 Policies
Units issued	—	—	19	27	8	4
Units redeemed	—	—	(20)	(24)	(14)	(49)

Net increase (decrease)	—	—	(1)	3	(6)	(45)

Group 4 Policies
Units issued	60	56	58	201	—	—
Units redeemed	(7)	(10)	(60)	(203)	—	—

Net increase (decrease)	53	46	(2)	(2)	—	—

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Janus Aspen
Worldwide		MFS®		MFS®		MFS®		MFS®
Portfolio—		Investors		New Discovery		Research		Utilities
Institutional		Trust Series—		Series—		Series—		Series—
Shares		Initial Class		Initial Class		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

60	346	—	—	—	—	—	—	103	90
(308)	(506)	—	—	—	—	—	—	(26)	(11)

(248)	(160)	—	—	—	—	—	—	77	79

33	679	—	—	—	—	—	—	70	77
(371)	(894)	—	—	—	—	—	—	(27)	(14)

(338)	(215)	—	—	—	—	—	—	43	63

29	10	6	—	29	2	4	1	13	11
(24)	(20)	(6)	(6)	(15)	(2)	(3)	(4)	(7)	(8)

5	(10)	—	(6)	14	—	1	(3)	6	3

61	183	—	—	—	—	—	—	191	197
(46)	(131)	—	—	—	—	—	—	(21)	(34)

15	52	—	—	—	—	—	—	170	163

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

Neuberger
Berman AMT
	Mid-Cap		PIMCO		PIMCO
	Growth		Global Bond—		Low Duration—
	Portfolio—		Administrative		Administrative
	Class I Shares		Class Shares		Class Shares
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 2 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Group 3 Policies
Units issued	4	1	12	—	1	33
Units redeemed	(2)	(10)	(7)	(5)	(9)	—

Net increase (decrease)	2	(9)	5	(5)	(8)	33

Group 4 Policies
Units issued	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—

Net increase (decrease)	—	—	—	—	—	—

Not all investment divisions are available under all policies.

(b)	For Group 1, 2 and 4 Policies, represents the period May 1, 2010 (Commencement of Investments) through December 31, 2010.

NYLIAC VUL Separate Account-I

PIMCO		PIMCO
Real Return—		Total Return—		Royce Micro-Cap		Royce Small-Cap		T. Rowe Price
Administrative		Administrative		Portfolio—		Portfolio—		Equity Income
Class Shares		Class Shares		Investment Class		Investment Class		Portfolio
2010(b)	2009	2010	2009	2010	2009	2010	2009	2010	2009

81	—	—	—	45	66	77	23	79	117
(15)	—	—	—	(30)	(25)	(42)	(36)	(154)	(238)

66	—	—	—	15	41	35	(13)	(75)	(121)

75	—	—	—	33	47	38	28	56	183
(5)	—	—	—	(35)	(19)	(21)	(28)	(136)	(287)

70	—	—	—	(2)	28	17	—	(80)	(104)

33	4	68	34	—	—	—	—	33	23
(7)	(5)	(34)	(5)	—	—	—	—	(15)	(38)

26	(1)	34	29	—	—	—	—	18	(15)

109	—	—	—	110	174	83	129	95	349
(10)	—	—	—	(36)	(63)	(26)	(48)	(76)	(310)

99	—	—	—	74	111	57	81	19	39

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s) (Continued):

					UIF Emerging
	T. Rowe Price		UIF Emerging		Markets
	Limited-Term		Markets		Equity
	Bond		Debt Portfolio—		Portfolio—
	Portfolio		Class I		Class I
	2010	2009	2010	2009	2010	2009

Group 1 Policies
Units issued	—	—	—	—	31	86
Units redeemed	—	—	—	—	(101)	(167)

Net increase (decrease)	—	—	—	—	(70)	(81)

Group 2 Policies
Units issued	—	—	—	—	33	81
Units redeemed	—	—	—	—	(89)	(128)

Net increase (decrease)	—	—	—	—	(56)	(47)

Group 3 Policies
Units issued	12	12	7	3	20	16
Units redeemed	(10)	(2)	(6)	(2)	(7)	(10)

Net increase (decrease)	2	10	1	1	13	6

Group 4 Policies
Units issued	—	—	—	—	61	208
Units redeemed	—	—	—	—	(55)	(93)

Net increase (decrease)	—	—	—	—	6	115

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

UIF U.S.		Van Eck		Van Eck VIP
Real Estate		VIP Global		Multi-Manager
Portfolio—		Hard Assets—		Alternatives—
Class I		Initial Class		Initial Class
2010	2009	2010	2009	2010	2009

150	10	95	157	—	—
(18)	(21)	(121)	(103)	—	—

132	(11)	(26)	54	—	—

87	35	54	112	—	—
(33)	(5)	(78)	(76)	—	—

54	30	(24)	36	—	—

14	11	9	18	17	39
(7)	(3)	(3)	(13)	(10)	(2)

7	8	6	5	7	37

366	61	164	380	—	—
(238)	(188)	(100)	(139)	—	—

128	(127)	64	241	—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s):

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:

	MainStay VP
	Balanced—
	Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$2,881	$2,605	$2,397		$3,477	$9,094
Units Outstanding	237	242	272		294	785
Variable Accumulation Unit Value	$12.16	$10.78	$8.82		$11.82	$11.58
Total Return	12.8%	22.2%	(25.4%	)	2.1%	9.9%
Investment Income Ratio	1.4%	3.2%	—		1.9%	2.1%

Group 2 Policies(b)
Net Assets	$1,428	$1,318	$1,232		$1,922	$1,618
Units Outstanding	116	121	139		162	139
Variable Accumulation Unit Value	$12.30	$10.88	$8.89		$11.89	$11.62
Total Return	13.1%	22.5%	(25.2%	)	2.3%	10.1%
Investment Income Ratio	1.4%	3.1%	—		2.4%	2.1%

Group 3 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$5,289	$4,632	$3,601		$4,525	$2,846
Units Outstanding	418	416	398		375	243
Variable Accumulation Unit Value	$12.66	$11.14	$9.05		$12.05	$11.72
Total Return	13.6%	23.1%	(24.9%	)	2.8%	10.7%
Investment Income Ratio	1.5%	3.2%	—		2.6%	2.6%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP					MainStay VP
Bond—Initial Class					Cash Management
2010	2009	2008	2007	2006	2010		2009		2008	2007	2006

$15,906	$14,631	$13,446	$13,105	$12,712	$14,969		$17,230		$19,578	$15,062	$12,191
641	631	620	623	639	9,626		10,965		12,062	9,719	8,188
$24.83	$23.19	$21.67	$21.03	$19.89	$1.55		$1.57		$1.58	$1.55	$1.49
7.1%	7.0%	3.0%	5.8%	3.8%	(0.7%	)	(0.6%	)	1.5%	4.1%	3.9%
3.1%	4.7%	4.3%	3.7%	1.2%	—		—		2.1%	4.7%	4.5%

$11,975	$11,198	$10,728	$10,731	$10,257	$14,298		$15,480		$18,204	$11,840	$10,665
644	646	664	686	695	11,456		12,340		14,447	9,549	8,981
$18.58	$17.32	$16.15	$15.65	$14.76	$1.25		$1.25		$1.26	$1.24	$1.19
7.3%	7.2%	3.2%	6.0%	4.0%	(0.5%	)	(0.4%	)	1.7%	4.3%	4.1%
3.1%	4.7%	4.3%	3.6%	1.2%	—		—		2.1%	4.7%	4.5%

$1,963	$2,043	$1,300	$1,170	$589	$11,005		$17,580		$23,952	$13,676	$4,592
120	134	92	86	46	9,162		14,636		19,944	11,638	4,097
$16.40	$15.21	$14.11	$13.60	$12.77	$1.20		$1.20		$1.20	$1.18	$1.12
7.8%	7.8%	3.7%	6.5%	4.6%	0.0%		0.0%		2.2%	4.8%	4.6%
3.0%	5.0%	4.6%	4.4%	1.7%	—		—		2.0%	4.5%	4.4%

$8,842	$7,610	$6,760	$5,345	$4,651	$16,850		$16,600		$19,750	$9,963	$5,943
553	513	495	402	374	14,285		14,076		16,778	8,603	5,397
$15.99	$14.83	$13.76	$13.27	$12.45	$1.18		$1.18		$1.18	$1.15	$1.10
7.8%	7.8%	3.7%	6.5%	4.5%	0.0%		0.0%		2.2%	4.8%	4.6%
3.2%	4.6%	4.6%	3.7%	1.3%	—		—		1.9%	4.6%	4.5%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Common Stock—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$45,544	$46,181	$41,295		$70,276	$71,216
Units Outstanding	1,523	1,725	1,875		2,017	2,133
Variable Accumulation Unit Value	$29.92	$26.76	$22.02		$34.85	$33.38
Total Return	11.8%	21.5%	(36.8%	)	4.4%	15.7%
Investment Income Ratio	1.6%	2.1%	1.5%		1.2%	0.6%

Group 2 Policies(b)
Net Assets	$25,318	$24,961	$22,028		$37,367	$37,206
Units Outstanding	2,221	2,452	2,635		2,829	2,949
Variable Accumulation Unit Value	$11.41	$10.18	$8.36		$13.21	$12.62
Total Return	12.0%	21.8%	(36.7%	)	4.6%	15.9%
Investment Income Ratio	1.6%	2.1%	1.5%		1.2%	0.6%

Group 3 Policies
Net Assets	$801	$687	$706		$880	$712
Units Outstanding	68	65	82		65	55
Variable Accumulation Unit Value	$11.85	$10.52	$8.60		$13.51	$12.85
Total Return	12.6%	22.4%	(36.4%	)	5.1%	16.5%
Investment Income Ratio	1.7%	1.9%	1.7%		1.3%	0.7%

Group 4 Policies
Net Assets	$7,381	$6,542	$5,255		$7,761	$6,331
Units Outstanding	545	544	534		502	431
Variable Accumulation Unit Value	$13.55	$12.04	$9.83		$15.46	$14.70
Total Return	12.6%	22.4%	(36.4%	)	5.1%	16.5%
Investment Income Ratio	1.6%	2.1%	1.6%		1.3%	0.6%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP
Conservative
Allocation—						MainStay VP
Initial Class						Convertible—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$3,211	$2,951	$1,643		$1,264	$990	$12,260	$10,892	$7,724		$12,342	$11,002
255	261	177		110	92	452	470	484		503	512
$12.56	$11.29	$9.30		$11.48	$10.75	$27.11	$23.16	$15.97		$24.52	$21.50
11.2%	21.4%	(19.0%	)	6.7%	7.5%	17.0%	45.1%	(34.9%	)	14.1%	9.6%
2.7%	3.1%	0.1%		2.8%	1.9%	2.9%	2.2%	2.1%		2.3%	2.3%

$1,820	$1,409	$817		$416	$243	$18,942	$17,527	$12,604		$21,168	$19,175
145	125	87		36	23	983	1,066	1,114		1,221	1,264
$12.55	$11.26	$9.25		$11.40	$10.65	$19.28	$16.44	$11.31		$17.34	$15.17
11.5%	21.7%	(18.8%	)	7.0%	6.5%	17.3%	45.3%	(34.7%	)	14.3%	9.9%
2.5%	3.1%	0.2%		3.2%	2.9%	2.9%	2.2%	2.1%		2.3%	2.4%

$—	$—	$—		$—	$—	$679	$578	$433		$481	$331
—	—	—		—	—	36	36	40		29	23
$—	$—	$—		$—	$—	$18.74	$15.90	$10.88		$16.60	$14.45
—	—	—		—	—	17.9%	46.1%	(34.4%	)	14.9%	10.4%
—	—	—		—	—	3.0%	2.3%	2.6%		2.5%	2.6%

$3,092	$2,464	$1,523		$961	$245	$12,549	$10,631	$6,483		$8,552	$6,526
240	214	161		80	23	664	663	590		510	448
$12.86	$11.48	$9.39		$11.51	$10.71	$18.91	$16.04	$10.98		$16.75	$14.58
12.0%	22.3%	(18.4%	)	7.5%	7.1%	17.9%	46.1%	(34.4%	)	14.9%	10.4%
2.5%	3.3%	0.1%		4.1%	2.7%	2.9%	2.3%	2.4%		2.3%	2.6%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Floating Rate—
	Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$2,934	$2,732	$1,458		$2,345	$26,514
Units Outstanding	246	247	175		216	2,480
Variable Accumulation Unit Value	$11.89	$11.08	$8.35		$10.89	$10.69
Total Return	7.4%	32.7%	(23.3%	)	1.8%	5.2%
Investment Income Ratio	4.0%	3.7%	5.3%		6.6%	6.3%

Group 2 Policies(b)
Net Assets	$2,783	$2,101	$1,238		$1,619	$1,472
Units Outstanding	231	188	147		148	137
Variable Accumulation Unit Value	$12.03	$11.18	$8.41		$10.95	$10.73
Total Return	7.6%	32.9%	(23.2%	)	2.0%	5.5%
Investment Income Ratio	4.0%	3.7%	5.3%		6.5%	6.4%

Group 3 Policies
Net Assets	$1,677	$1,589	$877		$1,000	$611
Units Outstanding	142	145	107		94	59
Variable Accumulation Unit Value	$11.83	$10.94	$8.19		$10.61	$10.34
Total Return	8.1%	33.6%	(22.8%	)	2.6%	3.4%
Investment Income Ratio	4.0%	3.6%	5.3%		6.5%	5.9%

Group 4 Policies
Net Assets	$5,376	$4,488	$2,249		$2,827	$2,131
Units Outstanding	434	392	262		255	197
Variable Accumulation Unit Value	$12.37	$11.45	$8.57		$11.10	$10.82
Total Return	8.1%	33.6%	(22.8%	)	2.6%	6.0%
Investment Income Ratio	4.0%	3.6%	5.3%		6.5%	6.1%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

					MainStay VP
					Growth
MainStay VP					Allocation—
Government—Initial Class					Initial Class
2010	2009	2008	2007	2006	2010	2009	2008		2007	2006

$9,654	$9,527	$10,112	$8,394	$8,512	$8,753	$7,729	$5,332		$6,400	$2,781
427	441	472	428	460	794	800	702		521	249
$22.58	$21.59	$21.39	$19.62	$18.52	$11.03	$9.65	$7.59		$12.25	$11.17
4.6%	0.9%	9.0%	5.9%	3.3%	14.2%	27.1%	(38.0%	)	9.6%	11.7%
3.2%	3.6%	3.2%	4.9%	0.8%	1.2%	2.4%	0.7%		1.5%	1.4%

$6,458	$6,506	$7,349	$6,014	$5,969	$5,249	$4,407	$3,085		$3,803	$2,018
367	388	443	396	417	479	460	411		315	183
$17.58	$16.77	$16.59	$15.19	$14.31	$10.96	$9.58	$7.52		$12.10	$11.02
4.8%	1.1%	9.3%	6.2%	3.5%	14.5%	27.4%	(37.9%	)	9.9%	10.2%
3.1%	3.6%	3.1%	4.9%	1.0%	1.2%	2.4%	0.7%		1.3%	1.6%

$541	$628	$557	$414	$377	$—	$—	$—		$—	$—
35	43	39	32	31	—	—	—		—	—
$15.30	$14.52	$14.29	$13.01	$12.20	$—	$—	$—		$—	$—
5.4%	1.6%	9.8%	6.7%	4.1%	—	—	—		—	—
2.9%	3.5%	4.2%	4.9%	1.7%	—	—	—		—	—

$7,101	$6,290	$6,605	$4,028	$3,574	$16,382	$12,630	$7,277		$6,916	$2,507
473	441	475	312	299	1,460	1,292	968		565	226
$15.01	$14.24	$14.02	$12.77	$11.97	$11.23	$9.76	$7.63		$12.22	$11.07
5.4%	1.6%	9.8%	6.7%	4.0%	15.0%	28.0%	(37.6%	)	10.4%	10.7%
3.2%	3.4%	3.4%	4.9%	1.1%	1.2%	2.5%	0.8%		1.6%	1.7%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Growth Equity—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$120,972	$117,880	$94,367		$168,430	$164,993
Units Outstanding	5,496	5,966	6,370		6,895	7,540
Variable Accumulation Unit Value	$22.02	$19.76	$14.83		$24.43	$21.89
Total Return	11.4%	33.2%	(39.3%	)	11.6%	3.7%
Investment Income Ratio	0.5%	0.6%	0.6%		0.1%	0.4%

Group 2 Policies(b)
Net Assets	$45,244	$43,695	$34,846		$60,491	$57,500
Units Outstanding	5,371	5,791	6,165		6,509	6,922
Variable Accumulation Unit Value	$8.43	$7.55	$5.65		$9.29	$8.31
Total Return	11.6%	33.5%	(39.2%	)	11.8%	3.9%
Investment Income Ratio	0.5%	0.6%	0.6%		0.1%	0.4%

Group 3 Policies
Net Assets	$479	$535	$399		$462	$226
Units Outstanding	43	54	54		39	21
Variable Accumulation Unit Value	$11.04	$9.83	$7.33		$11.99	$10.67
Total Return	12.2%	34.2%	(38.9%	)	12.4%	4.4%
Investment Income Ratio	0.5%	0.6%	0.8%		0.4%	0.4%

Group 4 Policies
Net Assets	$7,718	$7,093	$5,164		$8,000	$6,488
Units Outstanding	623	643	628		594	542
Variable Accumulation Unit Value	$12.38	$11.04	$8.22		$13.45	$11.97
Total Return	12.2%	34.2%	(38.9%	)	12.4%	4.4%
Investment Income Ratio	0.5%	0.6%	0.6%		0.1%	0.4%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP
High Yield						MainStay VP
Corporate Bond—Initial Class						ICAP Select Equity—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$50,084	$48,238	$35,074		$52,218	$55,006	$51,346	$48,028	$32,766		$7,024	$2,833
1,482	1,598	1,647		1,848	1,980	3,952	4,337	3,799		504	216
$33.78	$30.19	$21.29		$28.25	$27.81	$13.00	$11.08	$8.62		$13.92	$13.12
11.9%	41.8%	(24.6%	)	1.6%	11.2%	17.3%	28.5%	(38.0%	)	6.1%	18.5%
5.9%	7.8%	9.1%		6.5%	2.0%	0.8%	1.9%	0.8%		0.6%	0.3%

$30,106	$27,717	$18,920		$27,662	$27,950	$36,114	$33,857	$20,598		$12,629	$6,304
1,376	1,422	1,377		1,521	1,564	2,573	2,835	2,221		845	449
$21.88	$19.52	$13.73		$18.19	$17.87	$14.04	$11.94	$9.28		$14.94	$14.05
12.1%	42.1%	(24.5%	)	1.8%	11.5%	17.5%	28.8%	(37.9%	)	6.3%	18.7%
5.9%	8.0%	9.2%		6.6%	2.0%	0.8%	1.8%	0.6%		0.6%	0.3%

$3,537	$2,830	$2,880		$1,901	$1,125	$1,574	$1,349	$1,038		$425	$165
156	140	204		102	62	104	105	105		27	11
$22.74	$20.19	$14.13		$18.62	$18.20	$15.09	$12.77	$9.87		$15.81	$14.80
12.7%	42.8%	(24.1%	)	2.3%	12.0%	18.1%	29.4%	(37.6%	)	6.9%	19.3%
6.1%	7.4%	12.8%		7.5%	2.9%	0.9%	2.0%	0.7%		0.6%	0.3%

$38,153	$33,528	$19,252		$24,110	$19,819	$36,210	$30,321	$13,396		$7,866	$2,594
1,758	1,740	1,427		1,354	1,141	2,383	2,356	1,342		493	174
$21.70	$19.26	$13.48		$17.77	$17.37	$15.19	$12.86	$9.94		$15.92	$14.90
12.7%	42.8%	(24.1%	)	2.3%	12.0%	18.1%	29.4%	(37.6%	)	6.9%	19.3%
6.0%	8.1%	10.1%		7.0%	2.2%	0.9%	1.8%	0.6%		0.7%	0.3%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Income Builder—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$34,234	$33,064	$29,892		$44,164	$44,324
Units Outstanding	1,329	1,463	1,621		1,738	1,863
Variable Accumulation Unit Value	$25.77	$22.61	$18.43		$25.40	$23.79
Total Return	14.0%	22.7%	(27.4%	)	6.8%	8.7%
Investment Income Ratio	3.1%	3.6%	3.3%		2.2%	0.6%

Group 2 Policies(b)
Net Assets	$13,253	$12,541	$10,803		$15,890	$15,673
Units Outstanding	1,038	1,122	1,188		1,272	1,341
Variable Accumulation Unit Value	$12.76	$11.17	$9.09		$12.50	$11.69
Total Return	14.2%	22.9%	(27.3%	)	7.0%	8.9%
Investment Income Ratio	3.1%	3.6%	3.3%		2.2%	0.6%

Group 3 Policies
Net Assets	$280	$246	$208		$240	$172
Units Outstanding	20	20	21		18	14
Variable Accumulation Unit Value	$14.14	$12.32	$9.97		$13.64	$12.69
Total Return	14.8%	23.5%	(26.9%	)	7.5%	9.5%
Investment Income Ratio	2.9%	3.5%	3.3%		2.2%	0.8%

Group 4 Policies
Net Assets	$4,396	$3,778	$3,176		$4,065	$3,461
Units Outstanding	293	290	301		281	257
Variable Accumulation Unit Value	$14.98	$13.05	$10.56		$14.46	$13.45
Total Return	14.8%	23.5%	(26.9%	)	7.5%	9.5%
Investment Income Ratio	3.2%	3.7%	3.5%		2.3%	0.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP						MainStay VP
International Equity—Initial Class						Large Cap Growth—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$19,463	$20,879	$19,246		$29,329	$27,357	$7,356	$6,128	$4,074		$5,670	$3,636
779	871	951		1,071	1,039	841	809	747		632	489
$24.99	$23.99	$20.24		$27.42	$26.32	$8.74	$7.58	$5.45		$8.97	$7.44
4.2%	18.5%	(26.2%	)	4.2%	30.4%	15.4%	39.1%	(39.2%	)	20.5%	6.5%
3.2%	7.2%	1.4%		0.7%	0.3%	—	—	0.1%		—	0.1%

$12,492	$13,552	$12,336		$18,672	$16,481	$14,345	$12,823	$9,538		$15,653	$12,902
803	909	983		1,099	1,011	1,196	1,235	1,280		1,279	1,273
$15.56	$14.91	$12.56		$16.98	$16.26	$12.00	$10.38	$7.45		$12.24	$10.13
4.4%	18.8%	(26.0%	)	4.4%	30.7%	15.6%	39.3%	(39.1%	)	20.7%	6.7%
3.1%	7.2%	1.4%		0.7%	0.3%	—	—	0.1%		—	0.1%

$—	$—	$—		$—	$—	$1,149	$824	$611		$487	$242
—	—	—		—	—	95	78	81		39	24
$—	$—	$—		$—	$—	$12.28	$10.57	$7.55		$12.33	$10.16
—	—	—		—	—	16.2%	40.0%	(38.8%	)	21.3%	7.2%
—	—	—		—	—	—	—	0.1%		—	0.1%

$20,950	$19,552	$15,898		$19,316	$13,667	$9,738	$7,709	$4,400		$5,106	$2,756
1,078	1,053	1,024		924	686	700	644	514		363	239
$19.44	$18.53	$15.53		$20.89	$19.91	$13.91	$11.97	$8.55		$13.97	$11.51
4.9%	19.4%	(25.7%	)	4.9%	31.3%	16.2%	40.0%	(38.8%	)	21.3%	7.2%
3.3%	7.3%	1.5%		0.7%	0.4%	—	—	0.1%		—	0.2%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Mid Cap Core—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$18,174	$16,718	$6,950		$13,177	$12,614
Units Outstanding	1,046	1,182	668		725	725
Variable Accumulation Unit Value	$17.37	$14.15	$10.41		$18.14	$17.40
Total Return	22.8%	36.0%	(42.6%	)	4.3%	14.1%
Investment Income Ratio	0.4%	0.5%	0.3%		0.4%	—

Group 2 Policies(b)
Net Assets	$18,672	$16,527	$5,627		$10,340	$9,451
Units Outstanding	1,048	1,141	529		559	534
Variable Accumulation Unit Value	$17.82	$14.49	$10.63		$18.50	$17.70
Total Return	23.0%	36.2%	(42.5%	)	4.5%	14.4%
Investment Income Ratio	0.4%	0.5%	0.3%		0.4%	—

Group 3 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$35,902	$28,977	$8,926		$13,563	$9,877
Units Outstanding	1,846	1,842	777		680	521
Variable Accumulation Unit Value	$19.44	$15.73	$11.49		$19.88	$18.93
Total Return	23.6%	36.9%	(42.2%	)	5.0%	15.0%
Investment Income Ratio	0.4%	0.5%	0.4%		0.4%	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP						MainStay VP
Mid Cap Growth—Initial Class						Mid Cap Value—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007		2006

$—	$—	$6,889		$13,698	$12,628	$—	$—	$7,931		$13,762		$14,697
—	—	763		834	886	—	—	810		943		988
$—	$—	$9.03		$16.43	$14.29	$—	$—	$9.79		$14.60		$14.87
—	—	(45.0%	)	15.0%	8.5%	—	—	(32.9%	)	(1.8%	)	13.3%
—	—	—		—	—	—	4.6%	1.6%		1.0%		0.1%

$—	$—	$7,543		$14,418	$12,688	$—	$—	$7,941		$12,857		$13,592
—	—	795		837	849	—	—	799		871		906
$—	$—	$9.49		$17.23	$14.96	$—	$—	$9.93		$14.78		$15.03
—	—	(44.9%	)	15.2%	8.7%	—	—	(32.8%	)	(1.6%	)	13.5%
—	—	—		—	—	—	4.7%	1.7%		1.0%		0.1%

$—	$—	$—		$—	$—	$—	$—	$—		$—		$—
—	—	—		—	—	—	—	—		—		—
$—	$—	$—		$—	$—	$—	$—	$—		$—		$—
—	—	—		—	—	—	—	—		—		—
—	—	—		—	—	—	—	—		—		—

$—	$—	$11,441		$19,538	$14,375	$—	$—	$9,597		$13,587		$12,305
—	—	1,048		990	844	—	—	937		893		801
$—	$—	$10.91		$19.71	$17.03	$—	$—	$10.26		$15.19		$15.36
—	—	(44.7%	)	15.8%	9.2%	—	—	(32.5%	)	(1.1%	)	14.0%
—	—	—		—	—	—	5.2%	1.7%		1.0%		0.1%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Moderate Allocation—
	Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$8,235	$6,634	$4,810		$4,594	$1,874
Units Outstanding	678	614	548		389	172
Variable Accumulation Unit Value	$12.14	$10.81	$8.76		$11.80	$10.92
Total Return	12.3%	23.3%	(25.7%	)	8.0%	9.2%
Investment Income Ratio	2.2%	2.9%	0.4%		3.0%	1.9%

Group 2 Policies(b)
Net Assets	$5,093	$4,217	$2,986		$3,126	$1,939
Units Outstanding	420	392	343		267	179
Variable Accumulation Unit Value	$12.12	$10.77	$8.71		$11.71	$10.82
Total Return	12.5%	23.6%	(25.6%	)	8.2%	8.2%
Investment Income Ratio	2.2%	3.0%	0.4%		2.9%	2.1%

Group 3 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$10,809	$8,367	$4,882		$4,008	$1,551
Units Outstanding	864	756	546		336	142
Variable Accumulation Unit Value	$12.51	$11.06	$8.90		$11.90	$10.95
Total Return	13.1%	24.2%	(25.2%	)	8.7%	9.5%
Investment Income Ratio	2.2%	3.0%	0.4%		3.1%	3.4%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP
Moderate Growth
Allocation—						MainStay VP
Initial Class						S&P 500 Index—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$11,735	$9,811	$7,857		$8,640	$4,635	$107,181	$103,547	$90,435		$154,823	$157,043
1,000	950	970		713	417	3,219	3,543	3,882		4,156	4,402
$11.73	$10.33	$8.10		$12.08	$11.12	$33.31	$29.24	$23.32		$37.28	$35.68
13.5%	27.5%	(33.0%	)	8.6%	11.2%	13.9%	25.4%	(37.5%	)	4.5%	14.6%
1.6%	2.9%	0.7%		2.2%	2.3%	1.8%	2.8%	2.3%		1.6%	0.5%

$7,486	$6,626	$4,779		$5,768	$2,881	$61,536	$59,786	$49,993		$85,692	$83,998
643	648	596		481	261	5,560	6,169	6,478		6,960	7,145
$11.64	$10.23	$8.00		$11.92	$10.95	$11.07	$9.69	$7.72		$12.31	$11.76
13.8%	27.8%	(32.8%	)	8.9%	9.5%	14.2%	25.6%	(37.3%	)	4.7%	14.9%
1.5%	3.0%	0.6%		2.3%	2.1%	1.8%	2.8%	2.3%		1.6%	0.5%

$—	$—	$—		$—	$—	$17,146	$15,004	$11,939		$4,322	$3,318
—	—	—		—	—	1,329	1,334	1,341		306	247
$—	$—	$—		$—	$—	$12.90	$11.24	$8.90		$14.14	$13.43
—	—	—		—	—	14.7%	26.3%	(37.0%	)	5.2%	15.4%
—	—	—		—	—	1.8%	2.9%	2.4%		1.8%	1.0%

$18,876	$14,404	$8,882		$7,316	$2,942	$41,151	$36,342	$27,617		$41,534	$35,383
1,573	1,371	1,084		603	266	2,929	2,967	2,847		2,693	2,416
$11.99	$10.49	$8.17		$12.10	$11.06	$14.05	$12.25	$9.70		$15.40	$14.64
14.3%	28.4%	(32.5%	)	9.4%	10.6%	14.7%	26.3%	(37.0%	)	5.2%	15.5%
1.6%	3.0%	0.7%		2.4%	2.1%	1.8%	2.9%	2.4%		1.7%	0.6%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	MainStay VP
	Small Cap Growth—Initial Class
	2010	2009	2008		2007		2006

Group 1 Policies(a)
Net Assets	$—	$—	$2,707		$5,034		$6,147
Units Outstanding	—	—	407		452		534
Variable Accumulation Unit Value	$—	$—	$6.65		$11.15		$11.60
Total Return	—	—	(40.3%	)	(3.9%	)	5.6%
Investment Income Ratio	—	—	—		—		—

Group 2 Policies(b)
Net Assets	$—	$—	$3,805		$6,580		$7,215
Units Outstanding	—	—	552		570		602
Variable Accumulation Unit Value	$—	$—	$6.90		$11.54		$11.98
Total Return	—	—	(40.2%	)	(3.7%	)	5.8%
Investment Income Ratio	—	—	—		—		—

Group 3 Policies
Net Assets	$—	$—	$—		$—		$—
Units Outstanding	—	—	—		—		—
Variable Accumulation Unit Value	$—	$—	$—		$—		$—
Total Return	—	—	—		—		—
Investment Income Ratio	—	—	—		—		—

Group 4 Policies
Net Assets	$—	$—	$5,636		$8,554		$8,191
Units Outstanding	—	—	692		630		584
Variable Accumulation Unit Value	$—	$—	$8.15		$13.57		$14.02
Total Return	—	—	(39.9%	)	(3.2%	)	6.3%
Investment Income Ratio	—	—	—		—		—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MainStay VP
U.S. Small Cap—		Alger Capital
Initial Class		Appreciation Portfolio—Class I-2 Shares
2010	2009	2010	2009	2008		2007	2006

$3,334	$2,971	$—	$—	$—		$—	$—
257	284	—	—	—		—	—
$12.99	$10.46	$—	$—	$—		$—	$—
24.2%	4.6%	—	—	—		—	—
0.1%	—	—	—	—		—	—

$5,098	$4,286	$—	$—	$—		$—	$—
392	410	—	—	—		—	—
$13.02	$10.46	$—	$—	$—		$—	$—
24.4%	4.6%	—	—	—		—	—
0.1%	—	—	—	—		—	—

$—	$—	$1,282	$1,059	$697		$489	$178
—	—	58	54	54		21	10
$—	$—	$22.22	$19.49	$12.90		$23.51	$17.61
—	—	14.0%	51.1%	(45.1%	)	33.5%	19.3%
—	—	0.4%	—	—		—	—

$9,201	$7,400	$—	$—	$—		$—	$—
703	707	—	—	—		—	—
$13.09	$10.47	$—	$—	$—		$—	$—
25.0%	4.7%	—	—	—		—	—
0.1%	—	—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Alger Small Cap
	Growth Portfolio—Class I-2 Shares
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$16,454	$14,977	$11,378		$23,986	$22,637
Units Outstanding	1,012	1,146	1,264		1,407	1,545
Variable Accumulation Unit Value	$16.26	$13.07	$9.04		$17.05	$14.65
Total Return	24.4%	44.5%	(47.0%	)	16.4%	19.2%
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$14,719	$13,363	$10,064		$20,855	$18,785
Units Outstanding	1,184	1,340	1,461		1,608	1,690
Variable Accumulation Unit Value	$12.43	$9.97	$6.89		$12.97	$11.11
Total Return	24.7%	44.8%	(46.9%	)	16.7%	19.4%
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$833	$665	$490		$907	$1,408
Units Outstanding	41	41	44		44	80
Variable Accumulation Unit Value	$20.20	$16.12	$11.08		$20.75	$17.70
Total Return	25.3%	45.5%	(46.6%	)	17.2%	20.0%
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$7,387	$6,322	$4,255		$7,920	$5,601
Units Outstanding	336	360	354		351	291
Variable Accumulation Unit Value	$21.97	$17.54	$12.05		$22.57	$19.25
Total Return	25.3%	45.5%	(46.6%	)	17.2%	20.0%
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

AllianceBernstein
VPS Small/
Mid Cap Value				American Century®
Portfolio—				VP Inflation
Class A Shares				Protection—Class II
2010	2009	2008		2010	2009	2008		2007	2006

$959	$485	$268		$—	$—	$—		$—	$—
87	55	44		—	—	—		—	—
$11.01	$8.73	$6.16		$—	$—	$—		$—	$—
26.0%	41.9%	(38.4%	)	—	—	—		—	—
0.5%	1.0%	—		—	—	—		—	—

$1,370	$782	$248		$—	$—	$—		$—	$—
125	88	40		—	—	—		—	—
$11.00	$8.71	$6.13		$—	$—	$—		$—	$—
26.3%	42.1%	(38.7%	)	—	—	—		—	—
0.4%	1.0%	—		—	—	—		—	—

$—	$—	$—		$182	$129	$136		$75	$32
—	—	—		14	10	12		6	3
$—	$—	$—		$13.39	$12.74	$11.56		$11.75	$10.73
—	—	—		5.1%	10.2%	(1.6%	)	9.5%	1.6%
—	—	—		1.6%	1.7%	4.5%		4.4%	3.1%

$2,392	$1,383	$477		$—	$—	$—		$—	$—
207	152	74		—	—	—		—	—
$11.53	$9.08	$6.36		$—	$—	$—		$—	$—
26.9%	42.9%	(36.4%	)	—	—	—		—	—
0.5%	1.0%	—		—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

American Century® VP
International—Class II
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$1,814	$1,528	$1,100		$2,730	$1,691
Units Outstanding	96	91	87		119	87
Variable Accumulation Unit Value	$19.05	$16.84	$12.60		$22.87	$19.39
Total Return	13.1%	33.6%	(44.9%	)	17.9%	24.7%
Investment Income Ratio	2.1%	1.9%	0.5%		0.5%	0.3%

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

American Century® VP							Calvert VP
Value—Class II							SRI Balanced Portfolio
2010	2009	2008		2007		2006	2010	2009	2008		2007	2006

$—	$—	$—		$—		$—	$1,301	$1,203	$1,170		$1,713	$1,773
—	—	—		—		—	79	81	98		98	104
$—	$—	$—		$—		$—	$16.48	$14.81	$11.90		$17.45	$17.10
—	—	—		—		—	11.3%	24.4%	(31.8%	)	2.0%	8.0%
—	—	—		—		—	1.5%	2.2%	2.6%		2.4%	2.4%

$—	$—	$—		$—		$—	$1,755	$1,684	$1,463		$2,183	$2,203
—	—	—		—		—	148	159	172		175	181
$—	$—	$—		$—		$—	$11.82	$10.60	$8.50		$12.44	$12.17
—	—	—		—		—	11.5%	24.7%	(31.7%	)	2.2%	8.2%
—	—	—		—		—	1.4%	2.1%	2.6%		2.4%	2.3%

$1,162	$986	$943		$843		$1,448	$—	$—	$—		$—	$—
69	66	76		49		81	—	—	—		—	—
$16.87	$14.92	$12.47		$17.03		$17.98	$—	$—	$—		$—	$—
13.0%	19.7%	(26.8%	)	(5.3%	)	18.5%	—	—	—		—	—
2.1%	5.8%	2.1%		1.8%		0.5%	—	—	—		—	—

$—	$—	$—		$—		$—	$1,082	$929	$716		$937	$979
—	—	—		—		—	79	76	73		65	71
$—	$—	$—		$—		$—	$13.70	$12.23	$9.76		$14.21	$13.83
—	—	—		—		—	12.1%	25.3%	(31.3%	)	2.8%	8.8%
—	—	—		—		—	1.5%	2.3%	2.7%		2.3%	2.6%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Dreyfus IP
	Technology Growth—
	Initial Shares
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$2,542	$1,924	$1,776		$3,475	$2,964
Units Outstanding	202	197	284		325	313
Variable Accumulation Unit Value	$12.62	$9.78	$6.24		$10.69	$9.38
Total Return	29.0%	56.6%	(41.6%	)	13.9%	3.6%
Investment Income Ratio	—	0.5%	—		—	—

Group 2 Policies(b)
Net Assets	$3,788	$3,034	$1,954		$3,329	$2,963
Units Outstanding	286	296	299		299	303
Variable Accumulation Unit Value	$13.26	$10.25	$6.54		$11.17	$9.78
Total Return	29.3%	56.9%	(41.5%	)	14.2%	3.8%
Investment Income Ratio	—	0.4%	—		—	—

Group 3 Policies
Net Assets	$507	$373	$251		$242	$154
Units Outstanding	29	28	30		17	12
Variable Accumulation Unit Value	$17.31	$13.32	$8.45		$14.36	$12.52
Total Return	29.9%	57.7%	(41.2%	)	14.7%	4.3%
Investment Income Ratio	—	0.3%	—		—	—

Group 4 Policies
Net Assets	$8,353	$5,515	$2,861		$4,303	$3,251
Units Outstanding	479	411	336		297	259
Variable Accumulation Unit Value	$17.42	$13.41	$8.50		$14.46	$12.60
Total Return	29.9%	57.7%	(41.2%	)	14.7%	4.3%
Investment Income Ratio	—	0.4%	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

							DWS Dreman
Dreyfus VIF							Small Mid Cap Value
Opportunistic Small Cap—							VIP—Class
Initial Shares							A Shares
2010	2009	2008		2007		2006	2010	2009	2008

$—	$—	$—		$—		$—	$508	$292	$73
—	—	—		—		—	47	35	11
$—	$—	$—		$—		$—	$10.83	$8.86	$6.88
—	—	—		—		—	22.2%	28.8%	(31.2%	)
—	—	—		—		—	1.4%	1.2%	—

$—	$—	$—		$—		$—	$280	$212	$96
—	—	—		—		—	25	23	14
$—	$—	$—		$—		$—	$11.03	$9.01	$6.98
—	—	—		—		—	22.5%	29.1%	(30.2%	)
—	—	—		—		—	1.4%	1.5%	—

$1,711	$1,251	$966		$1,161		$875	$—	$—	$—
120	115	112		84		56	—	—	—
$14.30	$10.90	$8.65		$13.86		$15.59	$—	$—	$—
31.1%	26.0%	(37.6%	)	(11.1%	)	3.8%	—	—	—
0.7%	1.6%	0.9%		0.6%		0.3%	—	—	—

$—	$—	$—		$—		$—	$707	$508	$158
—	—	—		—		—	64	57	23
$—	$—	$—		$—		$—	$11.03	$8.96	$6.91
—	—	—		—		—	23.1%	29.7%	(30.9%	)
—	—	—		—		—	1.7%	1.4%	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Fidelity® VIP
	Contrafund®—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$71,173	$70,015	$58,105		$106,766	$94,769
Units Outstanding	2,435	2,786	3,121		3,268	3,389
Variable Accumulation Unit Value	$29.25	$25.13	$18.65		$32.66	$27.97
Total Return	16.4%	34.8%	(42.9%	)	16.8%	10.9%
Investment Income Ratio	1.2%	1.4%	1.0%		1.0%	1.3%

Group 2 Policies(b)
Net Assets	$50,864	$47,769	$37,491		$68,721	$59,914
Units Outstanding	2,932	3,210	3,403		3,567	3,641
Variable Accumulation Unit Value	$17.35	$14.88	$11.02		$19.26	$16.46
Total Return	16.6%	35.0%	(42.8%	)	17.0%	11.2%
Investment Income Ratio	1.2%	1.4%	1.0%		1.0%	1.3%

Group 3 Policies
Net Assets	$12,491	$8,458	$5,558		$6,943	$5,013
Units Outstanding	671	532	475		341	289
Variable Accumulation Unit Value	$18.62	$15.89	$11.71		$20.36	$17.32
Total Return	17.2%	35.7%	(42.5%	)	17.6%	11.7%
Investment Income Ratio	1.4%	1.5%	1.1%		1.0%	1.6%

Group 4 Policies
Net Assets	$42,090	$34,824	$23,771		$35,272	$23,566
Units Outstanding	2,262	2,190	2,030		1,731	1,361
Variable Accumulation Unit Value	$18.61	$15.88	$11.70		$20.35	$17.30
Total Return	17.2%	35.7%	(42.5%	)	17.6%	11.7%
Investment Income Ratio	1.3%	1.5%	1.1%		1.0%	1.3%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Fidelity® VIP						Fidelity® VIP
Equity-Income—Initial Class						Growth—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$23,670	$22,603	$18,622		$34,182	$35,270	$—	$—	$—		$—	$—
1,197	1,306	1,400		1,459	1,514	—	—	—		—	—
$19.78	$17.29	$13.38		$23.49	$23.30	$—	$—	$—		$—	$—
14.3%	29.3%	(43.1%	)	0.8%	19.4%	—	—	—		—	—
1.8%	2.3%	2.5%		1.8%	3.3%	—	—	—		—	—

$14,758	$14,340	$11,580		$21,778	$22,182	$—	$—	$—		$—	$—
1,067	1,187	1,242		1,334	1,372	—	—	—		—	—
$13.84	$12.08	$9.32		$16.33	$16.17	$—	$—	$—		$—	$—
14.6%	29.6%	(42.9%	)	1.0%	19.6%	—	—	—		—	—
1.8%	2.3%	2.5%		1.8%	3.4%	—	—	—		—	—

$3,147	$2,779	$2,062		$3,044	$1,648	$3,486	$2,878	$2,379		$2,257	$1,128
227	231	223		189	104	308	316	335		168	107
$13.84	$12.02	$9.23		$16.10	$15.86	$11.31	$9.11	$7.10		$13.44	$10.58
15.1%	30.2%	(42.7%	)	1.5%	20.2%	24.2%	28.3%	(47.2%	)	27.0%	6.9%
1.9%	2.5%	2.7%		2.2%	4.0%	0.3%	0.5%	1.1%		0.6%	0.3%

$15,808	$13,459	$9,793		$15,397	$12,294	$—	$—	$—		$—	$—
1,151	1,123	1,070		963	781	—	—	—		—	—
$13.73	$11.93	$9.16		$15.97	$15.73	$—	$—	$—		$—	$—
15.1%	30.2%	(42.7%	)	1.5%	20.2%	—	—	—		—	—
1.9%	2.4%	2.7%		2.0%	3.3%	—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Fidelity® VIP
Index 500—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$8,750	$6,905	$3,787		$2,818	$1,810
Units Outstanding	692	626	436		204	138
Variable Accumulation Unit Value	$12.65	$11.00	$8.68		$13.78	$13.07
Total Return	15.0%	26.6%	(37.0%	)	5.4%	15.7%
Investment Income Ratio	2.1%	2.8%	3.3%		3.8%	1.5%

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Fidelity® VIP
Investment Grade						Fidelity® VIP
Bond—Initial Class						Mid Cap—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

$960	$980	$860		$795	$414	$5,008	$3,586	$2,460		$3,434	$3,238
64	70	71		64	35	185	170	164		138	151
$15.01	$13.92	$12.03		$12.44	$11.92	$27.13	$21.06	$15.03		$24.82	$21.47
7.8%	15.7%	(3.2%	)	4.3%	4.3%	28.8%	40.1%	(39.4%	)	15.6%	12.7%
3.5%	8.6%	3.6%		3.3%	3.3%	0.4%	0.7%	0.5%		0.9%	0.4%

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Fidelity® VIP
Overseas—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$6,346	$4,661	$3,329		$4,219	$2,195
Units Outstanding	373	310	280		199	122
Variable Accumulation Unit Value	$17.02	$15.05	$11.89		$21.16	$18.04
Total Return	13.1%	26.5%	(43.8%	)	17.3%	18.1%
Investment Income Ratio	1.5%	2.3%	3.2%		3.3%	0.8%

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Invesco V.I.
International
Growth Fund—				Janus Aspen Balanced
Series I Shares				Portfolio—Institutional Shares
2010	2009	2008		2010	2009	2008		2007	2006

$768	$622	$379		$41,538	$41,624	$36,589		$46,207	$45,896
84	76	62		1,327	1,431	1,573		1,665	1,813
$9.18	$8.19	$6.10		$31.30	$29.08	$23.26		$27.84	$25.36
12.1%	34.3%	(39.0%	)	7.6%	25.0%	(16.4%	)	9.8%	9.9%
2.4%	1.7%	2.0%		2.8%	3.0%	2.7%		2.5%	2.2%

$817	$800	$415		$56,581	$58,460	$50,629		$65,146	$61,661
87	95	66		3,158	3,519	3,816		4,111	4,281
$9.43	$8.40	$6.24		$17.92	$16.62	$13.27		$15.84	$14.40
12.3%	34.6%	(37.6%	)	7.8%	25.3%	(16.3%	)	10.0%	10.2%
2.2%	1.8%	1.9%		2.8%	3.0%	2.7%		2.6%	2.2%

$—	$—	$—		$1,711	$1,590	$1,232		$656	$497
—	—	—		97	98	95		43	36
$—	$—	$—		$17.64	$16.28	$12.93		$15.37	$13.90
—	—	—		8.4%	25.9%	(15.8%	)	10.5%	10.7%
—	—	—		2.8%	3.0%	2.7%		2.7%	2.2%

$1,753	$1,101	$524		$18,639	$17,219	$13,684		$15,095	$12,257
182	129	83		1,048	1,050	1,052		974	875
$9.63	$8.53	$6.31		$17.78	$16.40	$13.03		$15.48	$14.01
12.9%	35.2%	(36.9%	)	8.4%	25.9%	(15.8%	)	10.5%	10.7%
2.5%	1.7%	1.6%		2.9%	3.0%	2.7%		2.6%	2.2%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Janus Aspen Enterprise
Portfolio—Institutional Shares
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$841	$772	$1,026		$462	$275
Units Outstanding	42	48	93		24	17
Variable Accumulation Unit Value	$20.07	$15.95	$11.01		$19.57	$16.04
Total Return	25.8%	44.8%	(43.7%	)	22.0%	13.6%
Investment Income Ratio	0.1%	—	0.3%		0.2%	—

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Janus Aspen Worldwide						MFS®
Portfolio—Institutional Shares						Investors Trust Series—Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$39,189	$38,071	$29,630		$57,829	$55,577	$—	$—	$—		$—	$—
2,117	2,365	2,525		2,699	2,826	—	—	—		—	—
$18.51	$16.10	$11.77		$21.42	$19.68	$—	$—	$—		$—	$—
15.0%	36.7%	(45.0%	)	8.9%	17.4%	—	—	—		—	—
0.6%	1.4%	1.2%		0.8%	1.8%	—	—	—		—	—

$40,351	$38,010	$29,150		$56,285	$53,656	$—	$—	$—		$—	$—
3,944	4,282	4,497		4,782	4,973	—	—	—		—	—
$10.23	$8.88	$6.48		$11.77	$10.79	$—	$—	$—		$—	$—
15.3%	37.0%	(44.9%	)	9.1%	17.6%	—	—	—		—	—
0.6%	1.4%	1.2%		0.8%	1.8%	—	—	—		—	—

$1,622	$1,349	$1,055		$1,019	$714	$138	$118	$149		$203	$69
135	130	140		75	58	10	10	16		14	5
$12.01	$10.36	$7.53		$13.60	$12.41	$13.52	$12.17	$9.59		$14.33	$13.00
15.8%	37.7%	(44.7%	)	9.6%	18.2%	11.1%	26.9%	(33.1%	)	10.3%	13.0%
0.6%	1.4%	1.4%		0.8%	2.1%	1.2%	1.7%	0.7%		0.7%	0.5%

$8,893	$7,523	$5,019		$7,824	$6,179	$—	$—	$—		$—	$—
690	675	623		532	464	—	—	—		—	—
$12.88	$11.12	$8.07		$14.59	$13.31	$—	$—	$—		$—	$—
15.8%	37.7%	(44.7%	)	9.6%	18.2%	—	—	—		—	—
0.6%	1.4%	1.3%		0.8%	1.8%	—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

MFS®
New Discovery
Series—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$2,270	$1,477	$904		$524	$102
Units Outstanding	123	109	109		38	8
Variable Accumulation Unit Value	$18.50	$13.57	$8.32		$13.71	$13.37
Total Return	36.3%	63.2%	(39.3%	)	2.5%	13.2%
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

MFS®						MFS®
Research Series—						Utilities Series—
Initial Class						Initial Class
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$—	$—	$—		$—	$—	$2,528	$1,594	$708		$—	$—
—	—	—		—	—	271	194	115		—	—
$—	$—	$—		$—	$—	$9.30	$8.23	$6.22		$—	$—
—	—	—		—	—	13.0%	32.3%	(37.8%	)	—	—
—	—	—		—	—	3.0%	4.7%	—		—	—

$—	$—	$—		$—	$—	$1,680	$1,128	$463		$—	$—
—	—	—		—	—	180	137	74		—	—
$—	$—	$—		$—	$—	$9.35	$8.25	$6.23		$—	$—
—	—	—		—	—	13.2%	32.6%	(37.7%	)	—	—
—	—	—		—	—	3.2%	4.4%	—		—	—

$148	$111	$111		$111	$—	$1,517	$1,177	$811		$1,629	$239
12	11	14		9	—	49	43	40		50	9
$12.06	$10.40	$7.97		$12.47	$12.11	$31.07	$27.30	$20.49		$32.87	$25.70
15.9%	30.5%	(36.1%	)	3.0%	1.5%	13.8%	33.2%	(37.7%	)	27.9%	31.3%
0.9%	1.4%	0.5%		—	0.7%	3.1%	4.8%	1.1%		0.6%	1.5%

$—	$—	$—		$—	$—	$4,343	$2,400	$780		$—	$—
—	—	—		—	—	456	286	123		—	—
$—	$—	$—		$—	$—	$9.54	$8.38	$6.29		$—	$—
—	—	—		—	—	13.8%	33.2%	(37.1%	)	—	—
—	—	—		—	—	3.0%	4.0%	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Neuberger Berman AMT
Mid-Cap Growth
Portfolio—Class I Shares
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$540	$397	$400		$183	$85
Units Outstanding	29	27	36		9	5
Variable Accumulation Unit Value	$18.64	$14.44	$10.97		$19.37	$15.81
Total Return	29.1%	31.6%	(43.4%	)	22.5%	14.7%
Investment Income Ratio	—	—	—		—	—

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

PIMCO						PIMCO
Global Bond—						Low Duration—
Administrative						Administrative
Class Shares						Class Shares
2010	2009	2008		2007	2006	2010	2009	2008		2007	2006

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

$288	$190	$214		$77	$31	$327	$398	$18		$—	$—
19	14	19		7	3	27	35	2		—	—
$14.93	$13.37	$11.44		$11.54	$10.52	$11.91	$11.31	$9.98		$10.18	$—
11.7%	16.9%	(0.9%	)	9.7%	5.2%	5.3%	13.3%	(2.0%	)	1.8%	—
2.7%	3.2%	3.2%		3.2%	2.7%	1.6%	2.5%	3.8%		6.1%	—

$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
$—	$—	$—		$—	$—	$—	$—	$—		$—	$—
—	—	—		—	—	—	—	—		—	—
—	—	—		—	—	—	—	—		—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	PIMCO
	Real Return—
	Administrative
	Class Shares
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$694	$—	$—		$—	$—
Units Outstanding	66	—	—		—	—
Variable Accumulation Unit Value	$10.35	$—	$—		$—	$—
Total Return	3.5%	—	—		—	—
Investment Income Ratio	1.2%	—	—		—	—

Group 2 Policies(b)
Net Assets	$730	$—	$—		$—	$—
Units Outstanding	70	—	—		—	—
Variable Accumulation Unit Value	$10.37	$—	$—		$—	$—
Total Return	3.7%	—	—		—	—
Investment Income Ratio	1.2%	—	—		—	—

Group 3 Policies
Net Assets	$636	$276	$248		$91	$5
Units Outstanding	49	23	24		8	—
Variable Accumulation Unit Value	$13.05	$12.07	$10.20		$11.03	$9.96
Total Return	8.1%	18.4%	(7.5%	)	10.7%	0.8%
Investment Income Ratio	1.4%	3.0%	3.4%		4.0%	4.4%

Group 4 Policies
Net Assets	$1,035	$—	$—		$—	$—
Units Outstanding	99	—	—		—	—
Variable Accumulation Unit Value	$10.40	$—	$—		$—	$—
Total Return	4.0%	—	—		—	—
Investment Income Ratio	1.1%	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

PIMCO					Royce
Total Return—					Micro-Cap
Administrative					Portfolio—
Class Shares					Investment Class
2010	2009	2008	2007	2006	2010	2009	2008		2007	2006

$—	$—	$—	$—	$—	$3,579	$2,595	$1,357		$2,187	$1,347
—	—	—	—	—	245	230	189		171	109
$—	$—	$—	$—	$—	$14.58	$11.30	$7.20		$12.78	$12.40
—	—	—	—	—	29.1%	56.9%	(43.7%	)	3.0%	21.1%
—	—	—	—	—	2.0%	—	2.9%		1.6%	0.3%

$—	$—	$—	$—	$—	$3,314	$2,581	$1,442		$2,215	$1,584
—	—	—	—	—	226	228	200		174	128
$—	$—	$—	$—	$—	$14.65	$11.33	$7.20		$12.76	$12.35
—	—	—	—	—	29.3%	57.3%	(43.6%	)	3.3%	21.1%
—	—	—	—	—	1.9%	—	2.8%		1.6%	0.3%

$2,101	$1,489	$970	$413	$14	$—	$—	$—		$—	$—
145	111	82	37	1	—	—	—		—	—
$14.50	$13.41	$11.75	$11.22	$10.31	$—	$—	$—		$—	$—
8.1%	14.1%	4.8%	8.8%	3.9%	—	—	—		—	—
2.4%	5.1%	4.3%	3.2%	4.5%	—	—	—		—	—

$—	$—	$—	$—	$—	$8,363	$5,607	$2,725		$3,159	$1,757
—	—	—	—	—	559	485	374		245	142
$—	$—	$—	$—	$—	$14.97	$11.52	$7.29		$12.84	$12.35
—	—	—	—	—	30.0%	58.0%	(43.3%	)	4.0%	21.1%
—	—	—	—	—	2.1%	—	3.1%		1.8%	0.3%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Royce Small-Cap
	Portfolio—Investment Class
	2010	2009	2008		2007		2006

Group 1 Policies(a)
Net Assets	$3,163	$2,265	$1,798		$1,298		$670
Units Outstanding	242	207	220		115		57
Variable Accumulation Unit Value	$13.08	$10.93	$8.14		$11.26		$11.59
Total Return	19.7%	34.3%	(27.7%	)	(2.8%	)	14.0%
Investment Income Ratio	0.1%	—	0.9%		0.1%		0.1%

Group 2 Policies(b)
Net Assets	$2,704	$2,077	$1,538		$1,513		$977
Units Outstanding	206	189	189		135		85
Variable Accumulation Unit Value	$13.11	$10.93	$8.12		$11.21		$11.51
Total Return	19.9%	34.5%	(27.5%	)	(2.6%	)	14.5%
Investment Income Ratio	0.1%	—	0.8%		0.1%		0.1%

Group 3 Policies
Net Assets	$—	$—	$—		$—		$—
Units Outstanding	—	—	—		—		—
Variable Accumulation Unit Value	$—	$—	$—		$—		$—
Total Return	—	—	—		—		—
Investment Income Ratio	—	—	—		—		—

Group 4 Policies
Net Assets	$5,521	$3,955	$2,233		$1,804		$892
Units Outstanding	405	348	267		156		76
Variable Accumulation Unit Value	$13.61	$11.29	$8.35		$11.47		$11.72
Total Return	20.5%	35.2%	(27.2%	)	(2.1%	)	15.2%
Investment Income Ratio	0.1%	—	0.8%		0.1%		0.1%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

T. Rowe Price						T. Rowe Price
Equity Income Portfolio						Limited-Term Bond Portfolio
2010	2009	2008		2007	2006	2010	2009	2008	2007	2006

$15,299	$14,419	$12,858		$21,549	$19,914	$—	$—	$—	$—	$—
996	1,071	1,192		1,266	1,200	—	—	—	—	—
$15.38	$13.46	$10.79		$17.01	$16.59	$—	$—	$—	$—	$—
14.2%	24.7%	(36.6%	)	2.5%	18.1%	—	—	—	—	—
1.9%	2.0%	2.3%		1.7%	1.6%	—	—	—	—	—

$19,939	$18,513	$15,954		$27,215	$26,291	$—	$—	$—	$—	$—
1,265	1,345	1,449		1,571	1,558	—	—	—	—	—
$15.76	$13.77	$11.02		$17.33	$16.86	$—	$—	$—	$—	$—
14.4%	25.0%	(36.4%	)	2.7%	18.4%	—	—	—	—	—
1.9%	2.0%	2.3%		1.7%	1.6%	—	—	—	—	—

$4,391	$3,588	$3,013		$2,085	$1,144	$792	$744	$567	$275	$213
299	281	296		131	74	59	57	47	23	19
$14.70	$12.78	$10.17		$15.92	$15.42	$13.48	$13.07	$12.07	$11.89	$11.27
15.0%	25.6%	(36.1%	)	3.3%	19.0%	3.1%	8.3%	1.6%	5.5%	4.1%
2.0%	2.0%	2.6%		1.8%	1.6%	2.8%	3.4%	3.8%	4.3%	3.9%

$21,416	$18,413	$14,220		$20,671	$16,150	$—	$—	$—	$—	$—
1,448	1,429	1,390		1,289	1,041	—	—	—	—	—
$14.79	$12.86	$10.24		$16.02	$15.52	$—	$—	$—	$—	$—
15.0%	25.6%	(36.1%	)	3.3%	19.0%	—	—	—	—	—
1.9%	2.0%	2.4%		1.8%	1.6%	—	—	—	—	—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

UIF Emerging Markets
Debt Portfolio—Class I
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 2 Policies(b)
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Group 3 Policies
Net Assets	$831	$744	$552		$314	$91
Units Outstanding	43	42	41		20	6
Variable Accumulation Unit Value	$19.39	$17.67	$13.57		$15.96	$14.98
Total Return	9.7%	30.2%	(15.0%	)	6.5%	10.8%
Investment Income Ratio	4.1%	7.8%	7.7%		7.3%	9.0%

Group 4 Policies
Net Assets	$—	$—	$—		$—	$—
Units Outstanding	—	—	—		—	—
Variable Accumulation Unit Value	$—	$—	$—		$—	$—
Total Return	—	—	—		—	—
Investment Income Ratio	—	—	—		—	—

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

UIF Emerging Markets						UIF U.S. Real Estate
Equity Portfolio—Class I						Portfolio—Class I
2010	2009	2008		2007	2006	2010	2009	2008		2007		2006

$22,967	$21,150	$13,732		$35,299	$26,013	$1,800	$455	$416		$—		$—
787	857	938		1,040	1,068	196	64	75		—		—
$29.15	$24.66	$14.62		$33.95	$24.34	$9.16	$7.10	$5.57		$—		$—
18.2%	68.7%	(56.9%	)	39.5%	36.2%	29.1%	27.5%	(44.3%	)	—		—
0.6%	—	—		0.4%	0.8%	2.2%	3.1%	1.6%		—		—

$20,588	$18,832	$11,863		$29,608	$20,897	$1,026	$404	$151		$—		$—
679	735	782		842	830	111	57	27		—		—
$30.35	$25.62	$15.16		$35.13	$25.14	$9.21	$7.12	$5.58		$—		$—
18.4%	69.0%	(56.8%	)	39.8%	36.5%	29.3%	27.7%	(44.2%	)	—		—
0.6%	—	—		0.4%	0.8%	2.4%	3.9%	2.9%		—		—

$1,879	$1,210	$614		$1,646	$920	$1,475	$1,021	$678		$880		$354
56	43	37		43	34	65	58	50		40		13
$33.64	$28.26	$16.64		$38.36	$27.31	$22.73	$17.49	$13.62		$21.94		$26.45
19.0%	69.8%	(56.6%	)	40.5%	37.1%	30.0%	28.4%	(37.9%	)	(17.1%	)	38.0%
0.6%	—	—		0.4%	0.8%	2.0%	3.2%	3.5%		1.2%		0.9%

$21,910	$18,284	$8,782		$17,670	$9,762	$2,248	$779	$1,348		$—		$—
634	628	513		447	348	234	106	233		—		—
$34.56	$29.04	$17.10		$39.42	$28.06	$9.61	$7.39	$5.76		$—		$—
19.0%	69.8%	(56.6%	)	40.5%	37.1%	30.0%	28.4%	(42.4%	)	—		—
0.6%	—	—		0.4%	0.7%	1.2%	4.6%	3.4%		—		—

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

	Van Eck VIP Global
	Hard Assets—Initial Class
	2010	2009	2008		2007	2006

Group 1 Policies(a)
Net Assets	$14,175	$11,490	$6,746		$11,631	$4,812
Units Outstanding	648	674	620		570	340
Variable Accumulation Unit Value	$21.87	$17.04	$10.89		$20.36	$14.14
Total Return	28.3%	56.4%	(46.5%	)	44.0%	24.5%
Investment Income Ratio	0.4%	0.2%	0.3%		0.1%	—

Group 2 Policies(b)
Net Assets	$10,619	$8,680	$5,151		$8,621	$3,579
Units Outstanding	500	524	488		438	265
Variable Accumulation Unit Value	$21.28	$16.55	$10.56		$19.69	$13.63
Total Return	28.6%	56.7%	(46.4%	)	44.4%	24.5%
Investment Income Ratio	0.4%	0.2%	0.3%		0.1%	—

Group 3 Policies
Net Assets	$3,130	$2,237	$1,318		$1,966	$1,161
Units Outstanding	74	68	63		51	44
Variable Accumulation Unit Value	$42.46	$32.86	$20.86		$38.71	$26.63
Total Return	29.2%	57.5%	(46.1%	)	45.4%	24.5%
Investment Income Ratio	0.3%	0.3%	0.3%		0.1%	0.0%

Group 4 Policies
Net Assets	$24,027	$17,513	$8,497		$12,922	$4,129
Units Outstanding	1,066	1,002	761		627	292
Variable Accumulation Unit Value	$22.54	$17.44	$11.07		$20.55	$14.14
Total Return	29.2%	57.5%	(46.1%	)	45.4%	24.5%
Investment Income Ratio	0.3%	0.2%	0.3%		0.1%	0.0%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a)	Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b)	Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

NYLIAC VUL Separate Account-I

Van Eck VIP
Multi-Manager Alternatives—Initial Class
2010	2009	2008		2007	2006

$—	$—	$—		$—	$—
—	—	—		—	—
$—	$—	$—		$—	$—
—	—	—		—	—
—	—	—		—	—

$—	$—	$—		$—	$—
—	—	—		—	—
$—	$—	$—		$—	$—
—	—	—		—	—
—	—	—		—	—

$1,234	$1,101	$627		$477	$171
111	104	67		44	17
$11.16	$10.63	$9.34		$10.74	$10.33
5.0%	13.9%	(13.1%	)	4.1%	4.6%
—	0.2%	0.1%		0.4%	—

$—	$—	$—		$—	$—
—	—	—		—	—
$—	$—	$—		$—	$—
—	—	—		—	—
—	—	—		—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2010 and 2009

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED BALANCE SHEET

	December 31,
	2010	2009
	(In millions)

ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $452 in 2010 and $449 in 2009)	$64,374	$57,248
Trading securities	96	43
Equity securities, at fair value
Available-for-sale	23	45
Trading securities	3	2
Mortgage loans, net of allowances	5,805	5,779
Policy loans	822	807
Securities purchased under agreements to resell	146	172
Investments in affiliates	1,047	973
Other investments	1,080	1,046

Total investments	73,396	66,115
Cash and cash equivalents	761	487
Deferred policy acquisition costs	3,429	4,041
Interest in annuity contracts	5,454	4,858
Amounts recoverable from reinsurer
Affiliated	7,095	6,684
Unaffiliated	255	243
Other assets	1,121	966
Separate account assets	18,759	16,089

Total assets	$110,270	$99,483

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$60,656	$56,268
Future policy benefits	6,937	5,292
Policy claims	231	237
Obligations under structured settlement agreements	5,454	4,858
Amounts payable to reinsurer
Affiliated	6,148	5,906
Unaffiliated	37	35
Other liabilities	2,688	2,978
Separate account liabilities	18,759	16,089

Total liabilities	100,910	91,663

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,628	3,628
Accumulated other comprehensive income	1,000	111
Retained earnings	4,707	4,056

Total stockholder’s equity	9,360	7,820

Total liabilities and stockholder’s equity	$110,270	$99,483

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF INCOME

	Year Ended December 31,
	2010	2009	2008
	(In millions)

Revenues
Premiums	$1,892	$1,797	$1,374
Fees-universal life and annuity policies	731	635	619
Net investment income	3,567	3,265	2,755
Net investment gains (losses)
Total other-than-temporary impairments on fixed maturity securities	(172)	(397)	(331)
Total other-than-temporary impairments on fixed maturity securities recognized in accumulated other comprehensive income	57	241	—
All other net investment gains (losses), net	124	71	(75)

Total net investment gains (losses)	9	(85)	(406)
Net revenue from reinsurance	218	145	206
Other income	47	41	35

Total revenues	6,464	5,798	4,583

Expenses
Interest credited to policyholders’ account balances	2,217	2,068	2,141
Increase in liabilities for future policy benefits	1,467	1,480	1,225
Policyholder benefits	674	502	349
Operating expenses	1,247	954	900

Total expenses	5,605	5,004	4,615

Income (loss) before income taxes	859	794	(32)
Income tax expense (benefit)	208	260	(63)

Net income	$651	$534	$31

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2010, 2009 and 2008
(In millions)

			Accumulated Other
			Comprehensive Income (Loss)
				Net Unrealized
				Gains (Losses)
				on Other-Than
			Net	Temporarily
		Additional	Unrealized	Impaired Fixed		Total
	Capital	Paid In	Investment	Maturity	Retained	Stockholder’s
	Stock	Capital	Gains (Losses)	Investments	Earnings	Equity

Balance at January 1, 2008	$25	$1,410	$95	$—	$3,443	$4,973

Comprehensive income:
Net income					31	31

Unrealized investment losses, net of related offsets, reclassification adjustments and income taxes			(2,232)			(2,232)

Other comprehensive loss						(2,232)

Total comprehensive loss						(2,201)

Capital Contribution		1,218				1,218

Balance at December 31, 2008	25	2,628	(2,137)	—	3,474	3,990

Cumulative effect of change in accounting principle, net of related offsets and income tax			(40)	(8)	48	—

Balance at January 1, 2009, as adjusted	25	2,628	(2,177)	(8)	3,522	3,990

Comprehensive income:
Net income					534	534

Unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes			2,360	(64)		2,296

Other comprehensive income						2,296

Total comprehensive income						2,830

Capital Contribution		1,000				1,000

Balance at December 31, 2009	25	3,628	183	(72)	4,056	7,820

Comprehensive income:
Net income					651	651

Unrealized investment gains, net of related offsets, reclassification adjustments and income taxes			875	14		889

Other comprehensive income						889

Total comprehensive income						1,540

Balance at December 31, 2010	$25	$3,628	$1,058	$(58)	$4,707	$9,360

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2010	2009	2008
	(In millions)

Cash Flows from Operating Activities:
Net income	$651	$534	$31
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	(8)	(26)	10
Net capitalization of deferred policy acquisition costs	(83)	(403)	(324)
Universal life and annuity fees	(570)	(529)	(489)
Interest credited to policyholders’ account balances	2,217	2,068	2,141
Net investment (gains) losses	(9)	85	406
Equity in earnings of limited partnerships	(22)	(25)	65
Deferred income taxes	72	53	104
Net revenue from intercompany reinsurance	(1)	(35)	(74)
Net change in unearned revenue liability	36	42	36
Changes in:
Other assets and other liabilities	(225)	34	23
Reinsurance recoverables (payables)	(52)	12	38
Policy claims	(6)	44	10
Future policy benefits	1,476	1,482	1,233

Net cash provided by operating activities	3,476	3,336	3,210

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	24,722	19,826	16,084
Maturity of available-for-sale fixed maturities	1,573	1,176	1,217
Sale of equity securities	40	1,526	51
Repayment of mortgage loans	996	625	491
Sale of other investments	746	109	129
Sale of trading securities	22	16	17
Securities purchased under agreements to resell	26	13	497
Cost of:
Available-for-sale fixed maturities acquired	(31,524)	(31,912)	(23,354)
Equity securities acquired	(11)	(369)	(241)
Cash collateral paid on derivatives	—	13	(12)
Mortgage loans acquired	(1,055)	(803)	(936)
Acquisition of other investments	(997)	(633)	(994)
Acquisition of trading securities	(73)	—	(10)
Policy loans (net)	(18)	(57)	(47)

Net cash used in investing activities	(5,553)	(10,470)	(7,108)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	7,756	10,396	9,509
Withdrawals	(4,467)	(4,415)	(4,973)
Net transfers to the separate accounts	(567)	(29)	(307)
(Decrease) increase in loaned securities	—	(736)	(460)
Securities sold under agreements to repurchase (net)	(353)	499	34
Net (paydowns) proceeds from debt	(52)	65	—
Change in book and bank overdrafts	17	(22)	29
Cash collateral received on derivatives	14	79	69
Cash contribution from parent	—	877	11

Net cash provided by financing activities	2,348	6,714	3,912

Effect of exchange rate changes on cash and cash equivalents	3	—	—

Net increase (decrease) in cash and cash equivalents	274	(420)	14
Cash and cash equivalents, beginning of year	487	907	893

Cash and cash equivalents, end of year	$761	$487	$907

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP BASIS)
DECEMBER 31, 2010, 2009 AND 2008

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency (“U.S. Life”) and Retirement Income Security (“RIS”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder’s equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information for further discussion).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors (“non-credit loss”) would be recognized in other comprehensive income (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company’s RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s measurement effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

In June 2009, the Financial Accounting Standards Board (“FASB”) amended the consolidation guidance for VIEs (see Note 3 — Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company’s policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

Intangible Assets

An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

Derivative Financial Instruments

Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 — Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

Fair Value Hedges

The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company’s fair value hedges primarily hedge fixed maturity securities.

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives’ fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows see Note 12 — Derivative Financial Instruments and Risk Management.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 — Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 — Policyholders’ Liabilities.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note 15 — Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its U.S. Life and RIS businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 — Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

January 1, 2011, is not expected to have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective July 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company’s adoption of this guidance effective December 31, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB’s Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company’s adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 — Subsequent Events.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“non-credit loss”) is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 4 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2010		2009
	Amortized	Fair	Amortized	Fair
Available-for-sale	Cost	Value	Cost	Value

Due in one year or less	$2,609	$2,665	$1,754	$1,788
Due after one year through five years	14,651	15,456	13,799	14,367
Due after five years through ten years	12,127	12,903	11,712	12,045
Due after ten years	5,548	5,855	5,057	5,141
Mortgage and asset-backed securities:
U.S. Government or U.S. Government agency	1,187	1,243	816	835
Other mortgage-backed securities	22,169	22,535	20,835	20,163
Other asset-backed securities	3,703	3,711	2,957	2,899
Redeemable preferred securities	6	6	9	10

Total Available-for-sale	$62,000	$64,374	$56,939	$57,248

At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2010
	Amortized	Unrealized	Unrealized	Estimated	OTTI in
Available-for-sale	Cost	Gains	Losses	Fair Value	AOCI[1]

U.S. Treasury and U.S. Government
Corporations and agencies	$2,886	$83	$23	$2,946	$—
U.S. Agencies, state and municipal	1,217	32	17	1,232	—
Foreign governments	750	79	1	828	—
U.S. Corporate	24,389	1,562	107	25,844	—
Foreign corporate	6,880	437	45	7,272	—
Residential mortgage-backed securities	17,291	590	499	17,382	(146)
Commercial mortgage-backed securities	4,878	300	25	5,153	—
Asset-backed securities[2]	3,703	71	63	3,711	(12)
Redeemable preferred securities	6	—	—	6	—

Total Available-for-sale	$62,000	$3,154	$780	$64,374	$(158)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	Amortized	Unrealized	Unrealized	Estimated	OTTI in
Available-for-sale	Cost	Gains	Losses	Fair Value	AOCI[1]

U.S. Treasury and U.S. Government
Corporations and agencies	$3,035	$33	$69	$2,999	$—
U.S. Agencies, state and municipal	715	19	9	725	—
Foreign governments	731	55	4	782	—
U.S. Corporate	22,584	1,021	256	23,349	—
Foreign corporate	6,073	305	57	6,321	—
Residential mortgage-backed securities	15,765	350	857	15,258	(205)
Commercial mortgage-backed securities	5,070	93	258	4,905	(5)
Asset-backed securities[2]	2,957	54	112	2,899	(8)
Redeemable preferred securities	9	1	—	10	—

Total Available-for-sale	$56,939	$1,931	$1,622	$57,248	$(218)

[1]	Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

Equity Securities — Unaffiliated

At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

2010	$13	$11	$1	$23
2009	$36	$9	$—	$45

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2010		2009
	Carrying	% of	Carrying	% of
	Value	Total	Value	Total

Property Type:
Office buildings	$1,853	31.9%	$1,736	30.0%
Retail facilities	1,217	21.0%	1,182	20.5%
Industrial	1,185	20.4%	1,111	19.2%
Apartment buildings	938	16.2%	853	14.8%
Residential	563	9.7%	840	14.5%
Other	49	0.8%	57	1.0%

Total	$5,805	100.0%	$5,779	100.0%

Geographic Region:
South Atlantic	$1,516	26.1%	$1,410	24.4%
Central	1,499	25.8%	1,511	26.1%
Pacific	1,381	23.8%	1,386	24.0%
Middle Atlantic	1,154	19.9%	1,176	20.4%
New England	255	4.4%	296	5.1%

Total	$5,805	100.0%	$5,779	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):

							Recorded
						Total	Mortgage Loans >	Non-Accrual
	30-59	60-89	90 Days	Total		Mortgage	90 Days	Mortgage
	Days	Days	and Over	Past Due	Current	Loans	Accruing	Loans

Property Type:
Office buildings	$—	$—	$—	$—	$1,865	$1,865	$—	$—
Retail facilities	—	—	—	—	1,225	1,225	—	—
Industrial	—	—	—	—	1,193	1,193	—	—
Apartment buildings	—	—	—	—	947	947	—	—
Residential	—	—	9	9	562	571	—	9
Other	—	—	—	—	50	50	—	—

Total	$—	$—	$9	$9	$5,842	$5,851	$—	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

Allowance for Credit Losses:	Residential	Commercial	Total

Beginning balance	$10	$44	$54
Charge-offs	(1)	8	7
Recoveries	(1)	(14)	(15)

Ending Balance	$8	$38	$46

Ending Balance
Individually evaluated for impairment (specific)	$3	$4	$7
Collectively evaluated for impairment (general)	$5	$34	$39
Mortgage Loans:
Ending balance (recorded investment):
Individually evaluated for impairment (specific)	$11	$36	$47
Collectively evaluated for impairment (general)	$560	$5,244	$5,804

As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company’s mortgage loans are as follows (in millions):

	Office	Retail		Apartment
	Buildings	Facilities	Industrial	Buildings	Residential	Other	Total

above 95%	$25	$—	$11	$34	$4	$—	$74
91% to 95%	49	21	18	78	2	—	168
81% to 90%	274	89	352	109	7	28	859
71% to 80%	198	154	129	252	41	—	774
below 70%	1,307	953	675	465	509	21	3,930

Total	$1,853	$1,217	$1,185	$938	$563	$49	$5,805

As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):

	Recorded	Unpaid Principal	Related	Average Recorded	Interest Income
	Investment	Balance	Allowance	Investment	Recognized

With related allowance:
Office Buildings	$6	$7	$1	$36	$	*
Apartment Building	15	17	2	15	1
Residential	7	11	4	8		*
Industrial	11	11	—	11	1

Total	$39	$46	$7	$70	$2

Commercial	$32	$35	$3	$62	$2

Residential	$7	$11	$4	$8		*

*	Amounts less than $1 million

At December 31, 2010, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2010 and 2009.

Investments in Affiliates

	2010	2009

New York Life Short Term Fund	$509	$968
Madison Capital Funding LLC Loan Agreement	533	—
Other	5	5

Total investments in affiliates	$1,047	$973

The New York Life Short Term Fund (“STIF”) was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The Madison Capital Funding LLC (“MCF”) Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Other is related to promissory notes from MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):

	2010	2009

Limited partnerships/Limited liability companies	$526	$312
Collateralized third-party loans	273	351
Derivatives	211	230
Investment, at fair value, of consolidated investment company	—	137
Other invested assets	70	16

Total other investments	$1,080	$1,046

Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company’s collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 — Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

VIEs

Consolidated VIE

At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	December 31,
	2010	2009

Cash	$4	$14

Other investments*	41	38

Total assets	$45	$52

Other liabilities	5	14

Total liabilities	$5	$14

*	Included in Limited partnerships/Limited liability companies

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as “other investments” and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

	2010	2009	2008

Fixed maturity securities	$3,171	$2,869	$2,458
Equity securities	1	18	6
Mortgage loans	352	338	316
Policy loans	56	54	52
Other investments	65	45	1

Gross investment income	3,645	3,324	2,833
Investment expenses	(78)	(59)	(78)

Net investment income	$3,567	$3,265	$2,755

For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

	2010	2009	2008

Fixed maturity securities
Total OTTI losses	$(172)	$(397)	$(331)
Portion of OTTI loss recognized in OCI	57	241	—

Net OTTI losses on fixed maturities recognized in earnings	(115)	(156)	(331)
All other gains (losses)	221	33	(73)

Fixed maturity securities, net	106	(123)	(404)
Equity securities	5	98	(8)
Mortgage loans	(13)	(52)	(4)
Derivative instruments	(109)	6	11
Other	20	(14)	(1)

Net investment losses	$9	$(85)	$(406)

The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):

	2010
	Less Than 12 Months		Greater Than 12 Months				Total
	Fair	Unrealized	Fair		Unrealized		Fair	Unrealized
	Value	Losses	Value		Losses		Value	Losses

Fixed Maturities
U.S. Treasury and U.S. Government corporations and agencies	$555	$22	$2		$1		$557	$23
U.S. agencies, state and municipal	401	17	—		—		401	17
Foreign governments	24	1	1			*	25	1
U.S. corporate	2,212	70	508		37		2,720	107
Foreign corporate	819	35	120		10		939	45
Residential mortgage-backed securities	2,981	102	1,689		397		4,670	499
Commercial mortgage-backed securities	87	2	222		23		309	25
Asset-backed securities	650	6	227		57		877	63

Total fixed maturities	7,729	255	2,769		525		10,498	780

Equities
Common stock	2	1		*		*	2	1

Total equities	2	1	—		—		2	1

Total	$7,731	$256	$2,769		$525		$10,500	$781

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	Less Than 12 Months[1]			Greater Than 12 Months		Total
	Fair	Unrealized		Fair	Unrealized	Fair	Unrealized
	Value	Losses		Value	Losses	Value	Losses

Fixed Maturities
U.S. Treasury and U.S. Government corporations and agencies	$1,880	$68		$13	$1	$1,893	$69
U.S. agencies, state and municipal	193	3		30	6	223	9
Foreign governments	61	1		18	3	79	4
U.S. corporate	2,918	57		2,677	199	5,595	256
Foreign corporate	714	15		550	42	1,264	57
Residential mortgage-backed securities	5,191	341		1,892	516	7,083	857
Commercial mortgage-backed securities	548	12		2,087	246	2,635	258
Asset-backed securities	535	31		395	81	930	112

Total fixed maturities	12,040	528		7,662	1,094	19,702	1,622

Equities
Common stock	3		*	—	—	3		*

Total equities	3	—		—	—	3	—

Total	$12,043	$528		$7,662	$1,094	$19,705	$1,622

*	Unrealized loss is less than $1 million.

[1]	The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company’s total fixed maturity securities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company’s total fixed maturities unrealized losses at December 31, 2010.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Corporate Bonds.  U.S. Corporate securities with a fair value below 80% of the security’s amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company’s fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts (“REITs”) ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Mortgage-Backed Securities.  Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage — backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Asset-Backed Securities.  Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):

	2010	2009	2008

Fixed maturity securities, available for sale-all other	$2,525	$488	$(4,225)
Fixed maturity securities on which an OTTI loss has been recognized	(151)	(179)	—

Total fixed maturity securities	2,374	309	(4,225)
Equity securities, available for sale	10	11	37
Derivatives designed as cash flow hedges	(12)	(10)	33
Other investments	1	(2)	(3)

Subtotal	2,373	308	(4,158)
Amounts recognized for:
Policyholders’ account balances and future policy benefits	14	4	(56)
Other assets (sales inducements)	(17)	(5)	55
Deferred policy acquisition costs	(832)	(137)	871
Deferred taxes	(538)	(59)	1,151

Net unrealized gains (losses) on investments	$1,000	$111	$(2,137)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI Loss has been Recognized

						Accumulated
						Other
						Comprehensive
				Policyholders’	Deferred	Income (Loss)
				Account	Income	Related To Net
	Net Unrealized		Deferred	Balances and	Tax	Unrealized
	Gains (Losses)	Deferred Policy	Sales	Future Policy	(Liability)	Investment
	On Investments	Acquisition Costs	Inducements	Benefits	Benefit	Gains (Losses)

Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(17)	4	—	—	5	(8)
Net investment gains (losses) on investments arising during the period	(238)	—	—	—	83	(155)
Reclassification adjustment for (gains) losses included in net income	253	—	—	—	(88)	165
Reclassification adjustment for OTTI losses excluded from net income[1]	(177)	—	—	—	62	(115)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	63	2	—	(23)	42
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(2)	1	(1)

Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)

Net investment gains (losses) on investments arising during the period	86	—	—	—	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	—	—	—	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	—	—	—	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	(4)	(1)	—	1	(4)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(1)	*	(1)

Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

						Accumulated
						Other
						Comprehensive
				Policyholders’	Deferred	Income (Loss)
				Account	Income	Related To Net
	Net Unrealized		Deferred	Balances and	Tax	Unrealized
	Gains (Losses)	Deferred Policy	Sales	Future Policy	(Liability)	Investment
	On Investments[1]	Acquisition Costs	Inducements	Benefits	Benefit	Gains (Losses)

Balance, December 31, 2007	$177	$(41)	$1	$9	$(51)	$95
Net investment gains (losses) on investments arising during the period	(4,100)	—	—	—	1,435	(2,665)
Reclassification adjustment for (gains) losses included in net income	(235)	—	—	—	82	(153)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	912	54	—	(338)	628
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	(65)	23	(42)

Balance, December 31, 2008	(4,158)	871	55	(56)	1,151	(2,137)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(78)	17	1	(1)	21	(40)
Net investment gains (losses) on investments arising during the period	5,257	—	—	—	(1,840)	3,417
Reclassification adjustment for (gains) losses included in net income	(711)	—	—	—	249	(462)
Reclassification adjustment for OTTI losses excluded from net income[2]	177	—	—	—	(62)	115
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	(1,092)	(63)	—	404	(751)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	63	(22)	41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

						Accumulated
						Other
						Comprehensive
				Policyholders’	Deferred	Income (Loss)
				Account	Income	Related To Net
	Net Unrealized		Deferred	Balances and	Tax	Unrealized
	Gains (Losses)	Deferred Policy	Sales	Future Policy	(Liability)	Investment
	On Investments[1]	Acquisition Costs	Inducements	Benefits	Benefit	Gains (Losses)

Balance, December 31, 2009	487	(204)	(7)	6	(99)	183
Net investment gains (losses) on investments arising during the period	2,080	—	—	—	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	—	—	—	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	77	—	—	—	(27)	50
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and deferred sales inducements	—	(692)	(11)	—	246	(457)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	—	11	(4)	7

Balance, December 31, 2010	$2,525	$(896)	$(18)	$17	$(570)	$1,058

[1]	Includes cash flow hedges. See Note 12 for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

	2010	2009

Balance at beginning of year	$130	$—
Additions
Credit losses remaining in retained earnings related to the change in accounting principle	—	47
Credit loss impairment recognized in the current period on securities previously not impaired	50	24
Additional credit loss impairments recognized in the current period on securities previously impaired	29	68
Reductions
Credit loss impairments previously recognized on securities which matured, were paid down, prepaid or sold during the period	8	9

Balance at end of year	$201	$130

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2010 and 2009 were as follows (in millions):

	2010	2009

Deferred annuities	$37,677	$35,157
Universal life contracts	21,642	19,893
Annuities certain	424	295
Supplementary contracts without life contingencies	357	338
Unearned revenue liability	334	350
Guaranteed minimum accumulation benefit	222	235

Total policyholders’ account balances	$60,656	$56,268

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2010 and 2009, of the total policyholders’ account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders’ account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:

Product	Interest Rate	Withdrawal/Surrender Charges

Deferred annuities	1.00% to 10.00%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.50% to 5.00%	No surrender or withdrawal charges.
Universal life contracts	2.73% to 10.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.50% to 3.50%	No surrender or withdrawal charges.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Future Policy Benefits

Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

	2010	2009

Life insurance:
Taiwan business — 100% coinsured	$902	$775
Other life	129	102

Total life insurance	1,031	877
Individual and group payout annuities	5,867	4,369
Other contract liabilities	39	46

Total future policy benefits	$6,937	$5,292

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:

Product	Mortality	Interest Rate	Estimation Method

Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.94% to 9.50%	Present value of expected future payments at a rate expected at issue with PAD.

Guaranteed Minimum Benefits

At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

Variable Annuity Contracts — GMDB and GMAB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:  the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:  the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):

	2010
	Return of Net Deposits		Ratchet
	In the Event of	Accumulation at	In the Event of
	Death	Specified Date	Death
	(GMDB)	(GMAB)	(GMDB)

Account value	$5,737	$3,103	$12,165
Net amount at risk	$67	$62	$519
Average attained age of contract holders	57	56	61

	2009
	Return of Net Deposits		Ratchet
	In the Event of	Accumulation at	In the Event of
	Death	Specified Date	Death
	(GMDB)	(GMAB)	(GMDB)

Account value	$4,552	$2,283	$11,342
Net amount at risk	$179	$172	$1,277
Average attained age of contract holders	58	56	61

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders’ account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

	GMDB	GMAB	Totals

Balance at January 1, 2008	$42	$72	$114
Incurred guarantee benefits	33	244	277
Paid guarantee benefits	(10)	—	(10)

Balance at December 31, 2008	65	316	381
Incurred guarantee benefits	1	(81)	(80)
Paid guarantee benefits	(22)	—	(22)

Balance at December 31, 2009	44	235	279
Incurred guarantee benefits	5	(12)	(7)
Paid guarantee benefits	(11)	(1)	(12)

Balance at December 31, 2010	$38	$222	$260

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Income (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

•	Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

•	Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

•	Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

•	Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

	2010		2009
	GMDB	GMAB	GMDB	GMAB

Separate account:
Equity	$8,523	$1,826	$7,383	$1,374
Fixed income	3,412	635	2,970	462
Balanced	2,427	463	2,007	287
General account	3,540	179	3,534	160

Total	$17,902	$3,103	$15,894	$2,283

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

	2010	2009	2008

Beginning balance	$45	$41	$29
Net liability increase	23	4	12

Ending balance	$68	$45	$41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

See Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):

	2010	2009	2008

Balance at beginning of year	$4,041	$4,667	$3,431
Current year additions	640	715	673
Amortized during year	(557)	(312)	(349)

Balance at end of year before related adjustments	4,124	5,070	3,755
Adjustment for change in unrealized investment (gains)/losses	(695)	(1,029)	912

Balance at end of year	$3,429	$4,041	$4,667

Sales Inducements

Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):

	2010	2009	2008

Balance at beginning of year	$313	$331	$272
Current year additions	103	64	64
Amortized during year	(50)	(21)	(59)

Balance at end of year before related adjustments	366	374	277
Adjustment for change in unrealized investment (gains)/losses	(12)	(61)	54

Balance at end of year	$354	$313	$331

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):

	2010	2009	2008

Current:
Federal	$133	$206	$(167)
State and local	3	1	—

	136	207	(167)
Deferred:
Federal	72	53	104

Total Income tax expense (benefit)	$208	$260	$(63)

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

The Company’s actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2010	2009	2008

Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(3.5)%	(1.1)%	149.4%
Uncertain tax position	(5.6)%	0.2%	(7.5)%
Investment credits	(1.7)%	(0.8)%	14.8%
Other	0.0%	(0.5)%	4.5%

Effective tax rate	24.2%	32.8%	196.2%

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

	2010	2009

Deferred tax assets:
Future policyholder benefits	$623	$696
Employee and agents benefits	61	66
Other	11	12

Gross deferred tax assets	695	774

Deferred tax liabilities:
DAC	928	1,146
Investments	787	97
Other	1	1

Gross deferred tax liabilities	1,716	1,244

Net deferred tax liability	$1,021	$470

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):

	Total Unrecognized
	Tax Benefits
	2010	2009	2008

Beginning of Period Balance	$117	$117	$107
Reductions for tax positions of prior years	—	(9)	(1)
Additions for tax positions of current year	1	9	24
Settlements with tax authorities	(49)	—	(13)

End of Period Balance	$69	$117	$117

As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company’s total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

	2010	2009	2008

Fees-universal life policies ceded	$293	$283	$305
Net revenue from reinsurance	$216	$143	$211
Policyholders’ benefits ceded	$116	$132	$95
Amounts recoverable from reinsurer	$6,193	$5,909	$5,692
Amounts payable to reinsurer	$6,146	$5,905	$5,653
Other liabilities (deferred gain, net of amortization)	$18	$19	$51

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Income.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2010	2009	2008

Amounts recoverable from reinsurer	$902	$775	$702
Premiums ceded	$68	$68	$74
Benefits ceded	$42	$32	$367

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

	2010	2009	2008

Premiums:
Direct	$1,961	$1,865	$1,447
Assumed	2	2	2
Ceded	(71)	(70)	(75)

Net premiums	$1,892	$1,797	$1,374

Fees-universal life and annuity policies ceded	$572	$542	$539
Net revenue from reinsurance	$218	$145	$206
Policyholders’ benefits ceded	$410	$384	$704
Increase in ceded liabilities for future policyholder benefits	$16	$15	$16
Amounts recoverable from reinsurer:
Affiliated	$7,095	$6,684	$6,394
Unaffiliated	$255	$243	$210
Amounts payable to reinsurer:
Affiliated	$6,148	$5,906	$5,653
Unaffiliated	$37	$35	$33
Other liabilities (deferred gain, net of amortization)	$18	$19	$51

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2010 and 2009 (in millions):

	2010	2009

Recourse debt
Payable to Capital Corporation	$10	$51
Other	5	5

Total recourse debt	15	56

Non-recourse debt
Other	5	14

Total non-recourse debt	5	14

Total debt	$20	$70

Recourse Debt

At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation (“Capital Corporation”), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 — Related Party Transactions.

Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

Non-Recourse Debt

At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 — Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company’s objectives and strategies for using derivative instruments and how they are accounted for.

The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

In September 2008, one of the Company’s derivative counterparties, Lehman Brothers Special Financing Inc. (“Lehman Brothers”), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

millions, except for number of contracts). See Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		December 31, 2010						December 31, 2009
	Primary	Volume						Volume
	Risk		Number of	Fair Value[1]						Number of	Fair Value[1]
	Exposure	Notional	Contracts	Asset		Liability		Notional		Contracts	Asset		Liability

Derivatives designated as hedging:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$8		$—		$37		2	$6		$—
Currency swaps	Currency	203	13		*	19		218		14	1		16

Total derivatives designated as hedging instruments		240	15	8		19		255		16	7		16

Derivatives not designated as hedging:
Interest rate swaps	Interest	249	37	13		9		292		42	18		7
Interest rate options	Interest	17,760	56	58		—		19,475		47	100		—
Swaptions	Interest	6,781	31	62		—		—		—	—		—
Corridor options	Interest	18,650	166	27		—		20,725		184	74		—
Currency swaps	Currency	72	3	1		3		—		—	—		—
Currency forwards	Currency	34	12	1			*		*	2	—			*
Equity options	Market	275	25	40		—		844		35	31		—
Credit default swaps:
Buy protection	Credit	12	3	—			*	12		3	—		1
Sell protection	Credit	1	1	—			*	1		1	—			*
Average call rate spread	Interest	17	2	—		1		—		—	—		—

Total derivatives not designated as hedging instruments		43,851	336	202		13		41,349		314	223		8

Accrued investment income		—	—	—		—		—		—		*	—

Total derivatives		$44,091	351	$210		$32		$41,604		330	$230		$24

*	Amounts are less than $1 million.

[1]	The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):

	Amount of	Amount of		Amount of
	Gain (Loss)	Gain (Loss)		Gain (Loss)
	Recognized in	Reclassified from		Reclassified from
	OCI on Derivative	AOCI into Net Income		AOCI into Net Income
	(Effective Portion)[1]	(Effective Portion)		(Ineffective Portion)
		Net	Net
		Investment	Investment
		Losses	Income

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1	$—
Currency contracts	(12)	(7)	(2)	—

Total	$(2)	$1	$(1)	$—

For the year ended 12/31/2009:
Interest rate contracts	$(20)	$4	$(1)	$—
Currency contracts	(32)	—	(12)	—

Total	$(52)	$4	$(13)	$—

For the year ended 12/31/2008:
Interest rate contracts	$21	$—	$—	$—
Currency contracts	24	—	10	—

Total	$45	$—	$10	$—

[1]	The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2010	2009	2008

Balance, beginning of year	$(10)	$33	$(2)
(Losses) gains deferred in OCI on the effective portion of cash flow hedges	(2)	(52)	45
Losses (gains) reclassified to net income	—	9	(10)

Balance, end of year	$(12)	$(10)	$33

For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

Derivatives Not Qualifying or Designated as Hedging Instruments

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):

	Amount of Gain (Loss) Recognized in Income
	on Derivatives[1]
	2010	2009	2008

Interest rate swaps	$(6)	$13	$—
Swaptions	11	—	—
Interest rate caps	(55)	1	—
Currency swaps	(2)	—	—
Corridor options	(47)	56	(30)
Currency forwards	2	(1)	—
Equity options	(6)	(53)	44
Futures	(32)	(16)	—
Bond forwards	25	—	—
Credit default swaps
CDS — buy protection	*	(1)	(1)
CDS — sell protection	*	*	(1)

Total	$(110)	$(1)	$12

*	Recognized loss is less than $1 million.

[1]	The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.

The Company enters into credit default swaps (“CDS”) both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2010 and 2009 (in millions):

		Fair Value
	Balance Sheet Location	2010	2009

Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$48	$5
Embedded derivatives in liability host contracts:
Guaranteed minimum accumulation benefits[1]	Policyholders’ account balances	$222	$235

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):

	2010	2009	2008

Net revenue from reinsurance	$43	$(4)	$6
Interest credited to policyholders’ account balances	$(25)	$(90)	$236

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company’s fixed maturity securities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company’s share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the “Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life’s statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders’ account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2010 and 2009, the Company recorded

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 — Reinsurance for more details).

NOTE 15 —	FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):

	2010
	Quoted Prices
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Fixed maturities — Available-for-sale:
U. S. treasury agency and government guaranteed	$	$2,940	$6	$2,946
U.S. agencies, state and municipal	—	1,222	10	1,232
Foreign governments	—	817	11	828
U.S. corporate	—	25,710	134	25,844
Foreign corporate	—	7,190	82	7,272
Residential mortgage-backed securities	—	16,282	1,100	17,382
Commercial mortgage-backed securities	—	5,150	3	5,153
Asset-backed securities	—	3,147	564	3,711
Redeemable preferred stock	—	6	—	6

Total fixed maturities — Available-for-sale	—	62,464	1,910	64,374

Fixed maturities — Trading
Foreign governments	—	1	—	1
Asset-backed securities	—	76	19	95

Total fixed maturities — Trading	—	77	19	96

Equity securities:
Common stock	15	—	6	21
Non-redeemable preferred stock	—	2	3	5

Total equity securities	15	2	9	26

Derivative assets (including embedded)	—	211	—	211
Securities purchased under agreements to resell	—	146	—	146
Cash and cash equivalents	9	730	—	739
Amounts recoverable from reinsurers	—	—	48	48
Separate account assets[1]	18,336	309	114	18,759

Total assets accounted for at fair
value on a recurring basis	$18,360	$63,939	$2,100	$84,399

Policyholders’ account balances[2]	—	—	222	222
Derivative liabilities	—	32	1	33

Total liabilities accounted for at fair
value on a recurring basis	$—	$32	$223	$255

[1]	Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (see Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	Quoted Prices
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Fixed maturities — Available-for-sale:
U. S. treasury agency and government guaranteed	$—	$2,991	$8	$2,999
U.S. agencies, state and municipal	—	725	—	725
Foreign governments	—	757	25	782
U.S. corporate	—	23,207	142	23,349
Foreign corporate	—	5,993	328	6,321
Residential mortgage-backed securities	—	14,483	775	15,258
Commercial mortgage-backed securities	—	4,879	26	4,905
Asset-backed securities	—	2,389	510	2,899
Redeemable preferred stock	—	10	—	10

Total fixed maturities — Available-for-sale	—	55,434	1,814	57,248

Fixed maturities — Trading	—	21	22	43
Equity securities:
Common stock	40	—	4	44
Non-redeemable preferred stock	—	3	—	3

Total equity securities	40	3	4	47

Derivative assets (including embedded)[1]	—	229	1	230
Securities purchased under agreements to resell	—	172	—	172
Investment, at fair value, of consolidated investment company	—	137	—	137
Cash and cash equivalents	9	427	—	436
Amounts recoverable from reinsurers	—	—	5	5
Separate account assets[2]	15,819	221	49	16,089

Total assets accounted for at fair value on a recurring basis	$15,868	$56,644	$1,895	$74,407

Policyholders’ account balances[3]	—	—	235	235
Derivative liabilities	—	24	—	24

Total liabilities accounted for at fair value on a recurring basis	$—	$24	$235	$259

[1]	Includes less than $1 million derivative investment income due and accrued.

[2]	Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (see Note 2 — Significant Accounting Policies).

[3]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):

	2010
	U.S. Treasury	U.S.
	Agency and	Agencies,
	Government	State and	Foreign	U.S.	Foreign
	Guaranteed	Municipal	Governments	Corporate	Corporate

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$—	$25	$142	$328
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	—	—	—	(2)	(13)
Net investment income[1]	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive income	1	—	—	5	(2)
Purchases, sales, issuances and settlements	(3)	10	11	15	(75)
Transfers into Level 3[2]	—	—	—	25	69
Transfers (out of) Level 3[2]	—	—	(25)	(51)	(225)

Fair value, end of year	$6	$10	$11	$134	$82

	Residential	Commercial		Tota Fixed	Asset-
	Mortgage-	Mortgage-		Maturities-	Backed
	Backed	Backed	Asset-Backed	Available-	Securities-
	Securities	Securities	Securities	for-Sale	Trading

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$775	$26	$510	$1,814	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	—	—	(6)	(21)	—
Net investment income[1]	20	—	2	22	—
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive income	23	4	30	61	—
Purchases, sales, issuances and settlements	331	(23)	160	426	(1)
Transfers into Level 3[2]	139	1	2	236	—
Transfers (out of) Level 3[2]	(188)	(5)	(134)	(628)	(2)

Fair value, end of year	$1,100	$3	$564	$1,910	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
		Non-		Derivative	Amounts
		Redeemable	Total	Assets	Recoverable
	Common	Preferred	Equity	(Including	from
	Stock	Stock	Securities	Embedded)	Reinsurers

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$—	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	2	—	2	—	—
Net investment income[1]	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	43
Interest credited to policyholders’ account balances	—	—		—	—
Other comprehensive income	(1)	3	2	(1)	—
Purchases, sales, issuances and settlements	1	—	1	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—

Fair value, end of year	$6	$3	$9	$—	$48

	Separate		Policyholders’
	Account	Total	Account	Derivative	Total
	Assets	Assets	Balances	Liabilities	Liabilities

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895	$235	$—	$235
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	—	(19)	—	1	1
Net investment income[1]	—	22	—	—	—
Net revenue from reinsurance	—	43	—	—	—
Interest credited to policyholders’ account balances	—	—	(25)	—	(25)
Other comprehensive income	4	66	—	—	—
Purchases, sales, issuances and settlements	27	453	12	—	12
Transfers into Level 3[2]	34	270	—	—	—
Transfers (out of) Level 3[2]	—	(630)	—	—	—

Fair value, end of year	$114	$2,100	$222	$1	$223

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

[2]	Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
	U.S. Treasury	U.S.
	Agency and	Agencies,
	Government	State and	Foreign	U.S.	Foreign
	Guaranteed	Municipal	Governments	Corporate	Corporate

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$5	$3	$9	$300	$328
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	—	(11)	(12)
Net investment income[1]	—	—	—	—	—
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive income	(1)	—	—	40	47
Purchases, sales, issuances and settlements	9	—	25	(39)	118
Transfers into (out of) Level 3[2]	(5)	(3)	(9)	(148)	(153)

Fair value, end of year	$8	$—	$25	$142	$328

	Residential	Commercial		Fixed
	Mortgage-	Mortgage-	Asset-	Maturity
	Backed	Backed	Backed	Trading	Common
	Securities	Securities	Securities	Securities	Stock

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$609	$13	$503	$36	$1
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	1	1	2	(3)	—
Net investment income[1]	—	—	1	3	—
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive income	1	—	(6)	—	2
Purchases, sales, issuances and settlements	578	3	188	(7)	2
Transfers into (out of) Level 3[2]	(414)	9	(178)	(7)	(1)

Fair value, end of year	$775	$26	$510	$22	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
		Amounts
		Recoverable	Separate
	Derivative	from	Account	Total
	Assets	Reinsurers	Assets	Assets

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$9	$151	$1,971
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—	(2)	(24)
Net investment income[1]	—	—	—	4
Net revenue from reinsurance	—	(4)	—	(4)
Interest credited to policyholders’ account balances	—	—	—	—
Other comprehensive income	(3)	—	—	80
Purchases, sales, issuances and settlements	—	—	(100)	777
Transfers into (out of) Level 3[2]	—	—	—	(909)

Fair value, end of year	$1	$5	$49	$1,895

	Policyholders’
	Account	Total
	Balances	Liabilities

Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$316	$316
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment (losses) gains	—	—
Net investment income[1]	—	—
Net revenue from reinsurance	—	—
Interest credited to policyholders’ account balances	(90)	(90)
Other comprehensive income	—	—
Purchases, sales, issuances and settlements	9	9
Transfers into (out of) Level 3[2]	—	—

Fair value, end of year	$235	$235

[1]	Net investment income (loss) includes amortization of discount and premium on fixed maturities.

[2]	Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):

	2010
	U.S. Treasury,			Residential	Commercial
	Agency and			Mortgage-	Mortgage-
	Government	U.S.	Foreign	Backed	Backed
	Guaranteed	Corporate	Corporate	Securities	Securities

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$(20)	$1	$—
Net investment income	—	—	—	18	—
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	1	4	5	22	(1)

Total change in unrealized gains (losses)	$1	$4	$(15)	$41	$(1)

			Non-	Amounts
	Asset-		Redeemable	Recoverable
	Backed	Common	Preferred	from
	Securities	Stock	Stock	Reinsurers

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$2	$—	$—
Net investment income	1	—	—	—
Net revenue from reinsurance	—	—	—	43
Interest credited to policyholders’
account balances	—	—	—	—
Other comprehensive gains/(losses)	24	—	3	—

Total change in unrealized gains (losses)	$19	$2	$3	$43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Separate		Policyholders’
	Account	Total	Account	Total
	Assets[1]	Assets	Balances	Liabilities

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$(23)	$—	$—
Net investment income	—	19	—	—
Net revenue from reinsurance	—	43	—	—
Interest credited to policyholders’ account balances	—	—	(16)	(16)
Other comprehensive gains/(losses)	4	62	—	—

Total change in unrealized gains (losses)	$4	$101	$(16)	$(16)

[1]	The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (see Note 2 — Significant Accounting Policies).

2009
	U.S. Treasury,			Residential
	Agency and			Mortgage-	Asset-
	Government	U.S.	Foreign	Backed	Backed
	Guaranteed	Corporate	Corporate	Securities	Securities

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	1
Net revenue from reinsurance	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Other comprehensive gains/(losses)	(1)	19	47	1	(18)

Total change in unrealized gains (losses)	$(1)	$19	$47	$1	$(17)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2009
			Fixed	Amounts
			Maturity	Recoverable
	Common	Derivative	Trading	from
	Stock	Assets	Securities	Reinsurers

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$—	$—	$(4)	$—
Net investment income	—	—	6	—
Net revenue from reinsurance	—	—	—	(4)
Interest credited to policyholders’
account balances	—	—	—	—
Other comprehensive gains/(losses)	2	(3)	—	—

Total change in unrealized gains (losses)	$2	$(3)	$2	$(4)

	Separate		Policyholders’
	Account	Total	Account	Total
	Assets	Assets	Balances	Liabilities

Unrealized gains (losses) relating to Level 3 assets still held
Earnings :
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$41	$37	$—	$—
Net investment income	—	7	—	—
Net revenue from reinsurance	—	(4)	—	—
Interest credited to policyholders’ account balances	—	—	(79)	(79)
Other comprehensive gains/(losses)	—	47	—	—

Total change in unrealized gains (losses)	$41	$87	$(79)	$(79)

[1]	The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company’s policy (see Note 2 — Significant Accounting Policies).

Determination of Fair Values

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities

These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

Level 2 measurements

Fixed maturity available-for-sale and trading securities

The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For certain short-term investments, amortized cost is used as the best estimate of fair value.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

Over-the-counter (“OTC”) derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

Separate account assets

These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Level 3 measurements

Fixed maturity available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company’s private placement models since the securities are not actively traded in an active market.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):

	Fair Value Measurement as of December 31, 2010
	Level 1	Level 2	Level 3	Total

Mortgage loans	$—	$—	$(39)	$(39)

	Fair Value Measurement as of December 31, 2009
	Level 1	Level 2	Level 3	Total

Mortgage loans	$—	$—	$(40)	$(40)

The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):

	2010		2009
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value

Assets
Mortgage loans	$5,805	$6,143	$5,779	$5,688
Collateralized third-party loans	$273	$290	$351	$384
Liabilities
Policyholders’ account balances — Investment contracts	$34,703	$35,005	$32,042	$32,469
Debt	$20	$20	$70	$70
Collateral received on securities lending and repurchase agreements	$461	$461	$461	$461

Mortgage loans

Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

Collateralized third-party loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policyholders’ account balances — Investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending and repurchase agreements

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 —	SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

Non-cash transactions

There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.

Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.

NOTE 17 —	STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the Company’s statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2010	2009

Statutory Surplus, Delaware Basis	$5,424	$4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life Separate Accounts at book value	124	21

Statutory Surplus, NAIC SAP	$5,548	$5,019

Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.

NOTE 18 —	SUBSEQUENT EVENTS

As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder’s equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.

PricewaterhouseCoopers LLP
New York, New York

March 16, 2011

PART C. OTHER INFORMATION
ITEM 26. EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Variable Universal Life Insurance 2000 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant’s initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 5/26/99 and incorporated herein by reference.

(d)(2)	Accidental Death Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(4)	Supplementary Term Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Guaranteed Minimum Death Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(6)	Term Insurance on Other Covered Insured Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Children’s Insurance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(8)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(10)	Insurance Exchange Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(11)	Spouse’s Paid-Up Insurance Purchase Option Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(12)	Life Extension Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Registrant’s Post Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(13)	Form of Policy for Variable Universal Life 2000 Policies (No. 302-90) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(l) to Registrant’s Post- Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(14)	Upromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit l.(10) to Post Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(2)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(3)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(3) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(4)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(5)	Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(5) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit i (15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(12)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(l3)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(14)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(2)	Powers of attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(3)	Powers of attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(4)	Powers of attorney for Stephen P. Fisher, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(5)	Powers of attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(6)	Powers of attorney for Robert M. Gardner, First Vice President and Controller of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(7)	Powers of attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(8)	Powers of attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(9)	Powers of attorney for Theodore A. Mathas, Chairmen and President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(10)	Powers of attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(11)	Powers of attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(12)	Powers of attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(13)	Powers of attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(j)(14)	Powers of attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 2 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-166664), filed 10/19/2011 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and Consent of Kevin Healy, Associate Actuary - Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations — Not applicable.

(n)	Other Opinions.

(n)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

Memorandum Describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Theodore A. Mathas	Chairman and President
Christopher O. Blunt	Director, Executive Vice President
Frank M. Boccio	Director and Executive Vice President
Mark W. Pfaff	Director and Executive Vice President
Michael E. Sproule	Director, Executive Vice President and Chief Financial Officer
Christopher T. Ashe	Director and Senior Vice President
Stephen P. Fisher	Director and Senior Vice President
Solomon Goldfinger	Director, Senior Vice President and Senior Advisor
Steven D. Lash	Director and Senior Vice President
Arthur H. Seter	Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg	Director, Senior Vice President and Chief Actuary
John T. Fleurant	Director
Susan A. Thrope	Director
John Y. Kim	Executive Vice President — CEO and President of New York Life Investments
Joseph Bennett	Senior Vice President
Thomas F. English	Senior Vice President & Chief Legal Officer
Robert J. Hebron	Senior Vice President
Anthony Malloy	Senior Vice President
Barbara McInerney	Senior Vice President & Chief Compliance Officer
Gary J. Miller	Senior Vice President
Michael M. Oleske	Senior Vice President and Chief Tax Counsel
Paul T. Pasteris	Senior Vice President
Susan L. Paternoster	Senior Vice President
Gideon A. Pell	Senior Vice President
Edward Ramos	Senior Vice President
Dan C. Roberts	Senior Vice President
Gerard A. Rocchi	Senior Vice President
Mark W. Talgo	Senior Vice President
Stephen Abramo	First Vice President
Stephen A. Bloom	First Vice President and Chief Underwriter
Craig L. DeSanto	First Vice President and Actuary
Kathleen Donnelly	First Vice President
Robert M. Gardner	First Vice President and Controller
Minas C. Joannides	First Vice President and Chief Medical Director
Scott L. Lenz	First Vice President and Associate Tax Counsel
Marijo F. Murphy	First Vice President
Michael J. Oliviero	First Vice President — Tax
Linda M. Reimer	First Vice President and Associate Legal Officer
Angelo J. Scialabba	First Vice President
Thomas J. Troeller	First Vice President and Actuary
Richard J. Witterschein	First Vice President and Treasurer
Mitchell P. Ascione	Vice President
David Boyle	Vice President
Stephanie A. Frawley	Vice President
Matthew M. Grove	Vice President
Eric S. Hoffman	Vice President
Robert J. Hynes	Vice President
Steven M. Jacobsberg	Vice President
Michael P. Lackey	Vice President
Brian C. Loutrel	Vice President and Chief Privacy Officer
Catherine A. Marrion	Vice President and Secretary
Corey B. Multer	Vice President
Nicholas Pasyanos	Vice President and Actuary
Michelle D. Richter	Vice President
Janis C. Rubin	Vice President
Eric Sherman	Vice President and Actuary
Irwin Silber	Vice President and Actuary
George E. Silos	Vice President and Actuary
William Tate	Vice President
Teresa A. Turner	Vice President
John Vaccaro	Vice President
Robin M. Wagner	Vice President
Scott Weinstein	Vice President
Elaine Williams	Vice President
Matthew D. Wion	Vice President
Michael A. Yashnyk	Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
Eclipse Funds Inc.(1)	Maryland

ICAP Funds Inc.	Maryland

Eclipse Funds(1)	Massachusetts

The MainStay Funds(1)	Massachusetts

MainStay VP Series Fund, Inc.(1)(2)	Maryland

MainStay Funds Trust	Delaware

New York Life Insurance and Annuity Corporation	Delaware

Pacific Square Investments LLC	Delaware

29 Park Investments No. 2 Limited	Cayman Islands

NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
(NYLIFE LLC subsidiaries cont.)
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom

NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
(NYLIFE LLC subsidiaries cont.)
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
New York Life Investment Management Holdings LLC	Delaware
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	24.66%
NYLIM Service Company LLC	Delaware
NYLCAP Manager LLC	Delaware
New York Life Capital Partners, LLC	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, LLC	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, LP	Delaware
New York Life Capital Partners III, LP	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, LP	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, LP	Delaware
New York Life Capital Partners IV, LP	Delaware
New York Life Capital Partners IV-A, LP	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar, GP, LLC	Delaware
NYLIM Mezzanine Partners II, AIV, L.P.	Delaware
NYLIM Mezzanine Partners II, AIV, Inc.	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II, GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II AIV Splitter, LP	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co. LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding III LLC	Delaware
NYLIM-JB Asset Management Co. III LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III LLC	Mauritius
NYLIM Jacob Ballas Capital India (FVCI) III LLC	Mauritius
NYLIM Jacob Ballas India (FII) III LLC	Mauritius
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Partners III GenPar, LP	Delaware	44.16%
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
NYLCAP Mezzanine Offshore Partners III, LP	Cayman Islands
NYLCAP Canada II GenPar, Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
Mariner Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
Mariner Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Shields Short Term Opportunities Fund LP	Delaware
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd.	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	40.13%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
NYLIFE Distributors LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis I Perm, LLC	Delaware
Metropolis II Construction, LLC	Delaware
CLV Holding, LLC	Indiana
Streets Las Vegas, LLC	Arizona	90%
NYLIM Re Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Delaware
Joplin Holding, LLC	Delaware
Joplin Properties LLC	Missouri	50%
NYLIM-JP LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM Repurchase Mezzanine Subsidiary LLC	Delaware
Kimball Woods LLC	Delaware	50%
NYLIM U.S. Core Equity Market Neutral Fund GP, LLC	Delaware
NYLIM-GCR Fund I LLC	Delaware	50%
NYLIM-GCR Fund I 2002 L.P.	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
Madison Capital Funding LLC	Delaware
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
McMorgan & Company LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Is.
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	Delaware

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
Private Advisors L.L.C.	Delaware	60%
Alternative Fund LV, LLC	Delaware
Alternative Fund LV II, LLC	Delaware
PA Alternative Asset Fund, L.P.	Delaware
Private Advisors Alternative Asset Fund (QP), L.P.	Delaware
Private Advisors Alternative Asset Master Fund	Delaware
PACIF GP, LLC	Delaware
Private Advisors Coinvestment Fund, LP	Delaware
PACIF II GP, LLC	Delaware
Private Advisors Coinvestment Fund II, LP	Delaware
Private Advisors Distressed Opportunities Fund, L.P.	Delaware
PA Hedged Equity Fund, L.P.	Delaware
Private Advisors Hedged Equity Fund (QP), L.P.	Delaware
Private Advisors Hedged Equity Master Fund	Delaware
Private Advisors Income Fund, L.P.	Delaware
Private Advisors Private Equity Fund, L.P.	Delaware
Private Advisors Small Company Buyout Fund, L.P.	Delaware
Small Company Buyout Blocker Corp.	Delaware
Small Company Buyout ECI, LP	Delaware
Small Company Buyout Holding, LP	Delaware
Private Advisors Alternative Small Company Buyout Fund, L.P.	Delaware
Private Advisors Small Company Buyout Fund II, L.P.	Delaware
PASCB III GP, LLC	Delaware
Private Advisors Small Company Buyout Fund III, LP	Delaware
PASCB IV GP, LLC	Delaware
Private Advisors Small Company Buyout Fund IV, LP	Delaware
The Hedged Strategies Fund (QP), LP	Delaware
The Hedged Strategies Fund, L.P.	Delaware
The Hedged Strategies Master Fund	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Insurance Company of Arizona	Arizona
New York Life Enterprises, LLC	Delaware
HSBC New York Life Seguros de Retiro (Argentina) S.A.	Argentina	40%
HSBC New York Life Seguros de Vida (Argentina) S.A.	Argentina	40%
Maxima S.A. AFJP	Argentina	40%
New York Life Insurance Taiwan Corporation	Taiwan
NYL Cayman Holdings Ltd.	Cayman Islands
New York Life Worldwide Capital, LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
New York Life International Holdings Limited	Mauritius	95%
Max New York Life Insurance Limited	India	26%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribution SMNYL, S.A. de C.V.	Mexico	99%
New York Life Home Equity Income Solutions LLC	Delaware
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
Biris Holdings LLC	Delaware
Flatiron CLO 2011-1-Ltd	Cayman Islands
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
29 Park Investments No. 1 Limited	Cayman Islands
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware

	Jurisdiction of	Percent of Voting
Name	Organization	Securities Owned
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Farmingdale, NY LLC	Delaware
NYMH-Attleboro MA, LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLIFE Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Kent LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
Summitt Ridge Apartments, CO LLC	Delaware	90%
REEP-MF Verde NC LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%

ITEM 29. INDEMNIFICATION
The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.
Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:
8.01 — LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
(a) LIMITATION OF LIABILITY FOR DIRECTORS — No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.
(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.
Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.
The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.
The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.
In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.
     (c) DETERMINATION OF INDEMNIFICATION
(i) DIRECTORS AND OFFICERS — Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.
(ii) EMPLOYEES AND AGENTS — Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 30. PRINCIPAL UNDERWRITERS
     (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
Eclipse Funds
MainStay Funds
MainStay VP Series Fund
McMorgan Funds
NYLIM Institutional Funds
     (b) Management.
     The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Christopher O. Blunt	Chairman and Chief Executive Officer
Stephen P. Fisher	Manager, President and Chief Operating Officer
Penny Nelson	Manager and Managing Director, Operations
John Fleurant	Manager
John M. Grady	Manager
Drew E. Lawton	Manager
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
Allyson McDonald	Senior Vice President, National Sales Manager, Retirement Income Security
David J. Castellani	Senior Managing Director, Retirement Plan Services
Thomas A. Clough	Senior Managing Director, Retirement Plan Services
Barbara McInerney	Senior Managing Director, Compliance
Julia A. Warren	Senior Managing Director and Chief Risk Officer
Michael J. Oliviero	First Vice President, Tax
Daniel A. Andriola	Managing Director and Chief Financial Officer
Mark A. Gomez	Managing Director and Chief Compliance Officer
Joseph J. Henehan	Managing Director, Retirement Plan Services
Marguerite E. H. Morrison	Managing Director and Secretary
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark. S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, US Life Product Consultants
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
John Vacarro	Director, Compliance
Albert W. Leier	Vice President — Financial Operations and Treasurer
Rafaela Herrera	Vice President, Compliance

     (c) Compensation from the Registrant.

Compensation on
Name of	Net Underwriting	Events Occasioning the
Principal	Discounts and	Deduction of a Deferred	Brokerage
Underwriter	Commissions	Sales Load	Commissions	Other Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-
ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.
     All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.
ITEM 32. MANAGEMENT SERVICES.
     Not applicable.
ITEM 33. FEE REPRESENTATION.
     New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Variable Universal Life 2000 Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES
     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 21st day of December, 2011.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Craig L. DeSanto
Craig L. DeSanto
First Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Craig L. DeSanto
Craig L. DeSanto
First Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
Stephen P. Fisher*	Director
John T. Fleurant*	Director
Robert M. Gardner*	First Vice President and Controller (Principal Accounting Officer)
Solomon Goldfinger*	Director
Steven D. Lash*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Mark W. Pfaff*	Director
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By:	/s/ Craig L. DeSanto Craig L. DeSanto
Attorney-in-Fact
December 21, 2011

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit
Number	Description
(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of Kevin Healy, Associate Actuary.

(n)	Consent of PricewaterhouseCoopers LLP.